UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II
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(Exact name of registrant as specified in charter)

200 BERKELEY STREET, BOSTON, MA 02116
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(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 200 BERKELEY STREET, BOSTON, MA 02116
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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4497
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Date of fiscal year end: 12/31

Date of reporting period: 12/31/18

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Multimanager Lifestyle Portfolios

Annual report 12/31/18

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investments at 800-225-5291 (Class A, Class B and Class C shares) or 888-972-8696 (Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, Class 1 and Class 5 shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investments or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investments or your financial intermediary.

A message to shareholders

Dear shareholder,

The past year proved a challenging one for equity investors as stock markets across many major economies worldwide posted losses. In the United States, new tariffs on a range of imports and heightened fears of a full-blown trade war with China weighed on investor sentiment despite relatively supportive U.S. economic fundamentals. Looking overseas, global economic growth slowed somewhat in 2018, and international markets have faced some challenging headwinds that may not abate in the near future.

The backdrop for fixed-income investors was not materially better. A solid and stable economy led the U.S. Federal Reserve to continue normalizing monetary policy, raising interest rates four times in 2018; longer-term yields, while volatile, also trended higher in 2018. Against this backdrop, both interest-rate-sensitive and credit-sensitive securities posted declines.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Multimanager Lifestyle Portfolios

Table of contents

2	Multimanager Lifestyle Portfolios at a glance
5	Discussion of portfolio performance
7	Multimanager Lifestyle Aggressive Portfolio
8	Multimanager Lifestyle Growth Portfolio
9	Multimanager Lifestyle Balanced Portfolio
10	Multimanager Lifestyle Moderate Portfolio
11	Multimanager Lifestyle Conservative Portfolio
12	Your expenses
16	Portfolios' investments
22	Financial statements
29	Financial highlights
39	Notes to financial statements
62	Report of independent registered public accounting firm
63	Tax information
64	Trustees and officers
67	More information

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       1

Multimanager Lifestyle Portfolios at a glance

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Financial assets experienced broad-based losses in 2018

The past year proved to be a challenging time for investors, with nearly all major segments of the equity and fixed-income markets finishing in the red.

Each of the portfolios posted a loss for the year

The weak returns for the financial markets were reflected in the portfolios' negative performance.

Both asset allocation and manager performance adversely affected results

The underlying managers lagged their respective benchmarks in all five portfolios.

PORTFOLIO ALLOCATION AS OF 12/31/18 (%)

HIGHER POTENTIAL RETURN AND RISK
LOWER POTENTIAL RETURN AND RISK

Multimanager Lifestyle Aggressive Portfolio

Equity	90.5
Alternative and specialty	9.5

Multimanager Lifestyle Growth Portfolio

Equity	73.5
Fixed income	17.7
Alternative and specialty	7.8
Short-term investments and other	1.0

Multimanager Lifestyle Balanced Portfolio

Equity	54.7
Fixed income	37.3
Alternative and specialty	6.2
Short-term investments and other	1.8

Multimanager Lifestyle Moderate Portfolio

Equity	36.1
Fixed income	56.9
Alternative and specialty	4.9
Short-term investments and other	2.1

Multimanager Lifestyle Conservative Portfolio

Equity	16.2
Fixed income	74.1
Alternative and specialty	7.1
Short-term investments and other	2.6

As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       2

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/18 (%)

Multimanager Lifestyle Aggressive Portfolio

Multimanager Lifestyle Growth Portfolio

Multimanager Lifestyle Balanced Portfolio

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       3

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/18 (%)

Multimanager Lifestyle Moderate Portfolio

Multimanager Lifestyle Conservative Portfolio

Lifestyle Aggressive Blended Index is composed of 70% Russell 3000 Index and 30% MSCI All Country World ex-USA Index.

Lifestyle Growth Blended Index is composed of 56% Russell 3000 Index, 24% MSCI All Country World ex-USA Index, 16% Bloomberg Barclays U.S. Aggregate Bond Index, and 4% ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

Lifestyle Balanced Blended Index is composed of 42% Russell 3000 Index, 18% MSCI All Country World ex-USA Index, 32% Bloomberg Barclays U.S. Aggregate Bond Index, and 8% ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

Lifestyle Moderate Blended Index is composed of 28% Russell 3000 Index, 12% MSCI All Country World ex-USA Index, 48% Bloomberg Barclays U.S. Aggregate Bond Index, and 12% ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

Lifestyle Conservative Blended Index is composed of 14% Russell 3000 Index, 6% MSCI All Country World ex-USA Index, 64% Bloomberg Barclays U.S. Aggregate Bond Index, and 16% ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Returns for periods shorter than one year are cumulative, and results for other share classes will vary. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the portfolios' objectives, risks, and strategy, see the portfolios' prospectuses.

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       4

Discussion of portfolio performance

How did the global financial markets perform during the 12 months ended December 31, 2018?

Nearly all segments of the equity and fixed-income markets suffered negative returns for the year. Although investors demonstrated robust risk appetites for the majority of 2018, a variety of developments sparked a sell-off in equities and higher-risk areas of the bond market in the fourth calendar quarter. During this time, investors grew increasingly risk averse due to the combination of slowing global growth, uncertainty about U.S. interest-rate policy, the ongoing trade dispute between the United States and China, and, in December, a government shutdown.

These unfavorable headlines fueled a sharp stock market decline late in the year and caused the returns of the major domestic indexes to fall into the red for 2018. The growth style outpaced value over the period, but value-oriented and defensive stocks began to outperform on a relative basis once the market turned lower in the fourth quarter. Small caps broadly underperformed large caps, as the category experienced a steep decline once investor sentiment turned negative. Developed- and emerging-market international equity indexes, which were further pressured by unfavorable currency translation, also finished with losses.

Most segments of the bond market lost ground in 2018, as well. Intermediate- and longer-term U.S. Treasuries produced weak results, as a rally in November and December failed to offset the effect of an earlier downturn. The poor showing for government bonds fed through to other areas of the market and contributed to weakness for investment-grade corporate issues. High-yield corporates, which are more sensitive to economic growth, earnings trends, and investor risk appetites than higher-rated securities, fell sharply in December and posted a loss for the year. On the plus side, bank loans registered a modest gain as their floating-rate feature attracted investor demand at a time of rising interest rates. Short-term U.S. Treasuries also produced positive returns, as rising rates began to be reflected in prevailing market yields.

How did the portfolios perform?

Consistent with the broader investment environment, all five of the portfolios experienced negative total returns in 2018. The portfolios also underperformed their respective blended benchmarks and Morningstar peer groups.

When assessing relative performance, it's important to keep in mind that our positioning reflects the long-term objective of each portfolio and not an effort to outpace the benchmark in any given calendar year. With that said, two factors caused the portfolios to lag their benchmarks during the past 12 months.

First, the collective underperformance of the underlying managers prevented the portfolios from keeping pace with the broader categories in which they were invested. The shortfall was especially pronounced in the large-cap equity and multi-sector bond areas.

Second, the portfolios' asset allocation detracted to varying degrees. The Multimanager Lifestyle Aggressive and Growth Portfolios were hurt by their overweight positions in international equities. We established this positioning due to the foreign markets' lower valuations and a greater latitude for improving growth than the United States, but these factors weren't reflected in performance in 2018.

On the plus side, all of the portfolios were helped by having an allocation to defensive equities. While these holdings weighed on relative performance when growth-oriented and momentum-driven stocks were outperforming during the first nine months of the year, they provided a meaningful benefit once stocks began to decline.

The Multimanager Lifestyle Conservative and Moderate Portfolios, in addition to benefiting from their allocations to defensive equities, received an additional boost from being underweight in stocks relative to bonds. However, our positioning within fixed income detracted in the Multimanager Lifestyle Conservative, Moderate, and Balanced Portfolios. Although an underweight in high-yield bonds was a plus, the contribution was outweighed by an underweight in core fixed income (which tends to be highly sensitive to the direction of interest rates) and overweights in both multi-sector bonds and emerging-market debt.

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       5

The portfolios' allocation to real return strategies—which are designed to generate positive long-term performance through a wide range of market conditions—contributed thanks to its relative strength in the fourth quarter. The portfolios also had a modest allocation to the real assets category, which includes real estate investment trusts (both domestic and international) as well as energy and materials stocks. These investments detracted during the period, as the energy and materials sectors lagged considerably once commodity prices turned sharply lower in the fourth quarter. From a longer-term standpoint, we continue see this allocation as being a potential source of inflation protection.

How were the portfolios positioned at period end?

We emphasized value, fundamentals, and diversification as the cornerstones of our strategy, while making modest changes on the margin to capture opportunities as they emerged. Although the portfolios trailed their benchmarks and peers in the past 12 months, we believe this steady approach remains consistent with our goal of delivering favorable long-term results.

The portfolios' allocations are based on our extensive analysis of a multitude of asset classes. We forecast three- to five-year performance and volatility for each category, and we seek to build a portfolio with the optimal balance of return potential and risk. This process has led us to position the portfolios for an environment in which total returns for domestic equities and U.S. investment-grade bonds appear likely to come in below the historical averages over the next three to five years. We also anticipate that both categories will experience slightly above-average volatility. Accordingly, we maintained portfolios that were diversified into asset categories such as international stocks (both developed and emerging markets), defensive equities, absolute return strategies, real assets, and a dedicated sector portfolio. In addition, the fixed-income allocations included areas such as emerging-markets debt, multi-sector bonds, and bank loans, rather than focusing entirely on investment-grade debt.

While this approach won't always lead to benchmark-beating performance—particularly when correlations are as high as they were in the latter part of 2018—we believe it's well suited for an environment of potentially lower returns and heightened volatility.

Can you tell us about a manager change?

Effective July 12, 2018, Robert M. Boyda left the team. He is retiring at the end of the first quarter. The portfolios will continue to be managed by myself and Robert E. Sykes.

The portfolio is subject to various risks as described in the portfolio's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

The views expressed in this report are exclusively those of Nathan W. Thooft, CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the portfolio for the entire period. Portfolio composition is subject to review in accordance with the portfolio's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

MANAGED BY

Nathan W. Thooft, CFA On the portfolio since 2013 Investing since 2000
Robert E. Sykes, CFA On the portfolio since 2018 Investing since 2001

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       6

Multimanager Lifestyle Aggressive Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager Lifestyle Aggressive Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in a blended index and two separate indexes.

Index 1 is the S&P 500, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the MSCI EAFE (Europe, Australasia, Far East) Index, a free-float-adjusted market capitalization index that is designed to measure developed market equity performance.

Index 3 is 70% Russell 3000 Index and 30% MSCI All Country World ex-USA Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	90.5
U.S. Large Cap	30.1
International Equity	27.8
U.S. Mid Cap	10.3
Emerging-Market Equity	9.0
Large Blend	6.0
U.S. Small Cap	5.6
Sector Equity	1.7
Alternative and specialty	9.5
Sector Equity	5.6
Thematic Equity	1.9
Absolute Return	1.6
Long/Short Equity	0.4

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 12-31-18 (%)

	Class A	Class B	Class C	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Average annual total returns
1 year	-14.68	-14.79	-11.66	-9.98	-10.58	-10.28	-10.46	-10.08	-9.91	-9.87	-9.92	-4.38	-13.79	-7.93
5 year	2.86	2.87	3.16	3.93	3.49	3.79	3.60	4.00	4.23	4.34	4.29	8.49	0.53	5.76
10 year	9.36	9.26	9.13	9.54	9.49	9.60	9.59	9.98	10.27	10.06	10.37	13.12	6.32	11.24
Cumulative returns
5 year	15.12	15.19	16.86	21.26	18.74	20.43	19.33	21.68	23.00	23.69	23.35	50.33	2.69	32.29
10 year	144.76	142.47	139.68	148.71	147.57	150.00	149.85	158.92	165.71	160.70	168.32	243.04	84.52	190.05

Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charges will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until April 30, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the affiliated underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.39	2.09	2.09	1.08	1.74	1.49	1.64	1.34	1.04	0.99	1.03
Net (%)	1.39	2.09	2.09	1.08	1.74	1.49	1.64	1.24	1.04	0.99	1.03

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the portfolio's current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 5-1-15; Class R2 shares were first offered on 3-1-12; Class R6 shares were first offered on 9-1-11. Returns prior to these dates are those of Class C shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       7

Multimanager Lifestyle Growth Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager Lifestyle Growth Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in a blended index and two separate indexes.

Index 1 is the S&P 500, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 56% Russell 3000 Index, 24% MSCI All Country World ex-USA Index, 16% Bloomberg Barclays U.S. Aggregate Bond Index, and 4% ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	73.5
U.S. Large Cap	24.8
International Equity	24.1
U.S. Mid Cap	8.1
Emerging-Market Equity	5.6
Large Blend	5.5
U.S. Small Cap	4.0
Sector Equity	1.4
Fixed income	17.7
Intermediate Bond	5.5
Multi-Sector Bond	4.5
Emerging-Market Debt	2.0
Inflation-Protected Bond	1.7
Global Bond	1.4
Bank Loan	1.3
High Yield Bond	1.0
Short-Term Bond	0.3
Alternative and specialty	7.8
Sector Equity	4.4
Absolute Return	1.6
Thematic Equity	1.6
Long/Short Equity	0.2
Short-term investments and other	1.0

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 12-31-18 (%)

	Class A	Class B	Class C	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Class 5[1]	Index 1	Index 2	Index 3
Average annual total returns
1 year	-13.27	-13.42	-10.16	-8.37	-9.00	-8.78	-8.87	-8.56	-8.35	-8.34	-8.31	-8.34	-4.38	0.01	-6.33
5 year	2.51	2.53	2.83	3.61	3.20	3.45	3.30	3.71	3.91	3.99	3.96	4.00	8.49	2.52	5.25
10 year	8.78	8.69	8.56	8.97	8.96	9.01	9.06	9.46	9.71	9.48	9.79	9.84	13.12	3.48	10.12
Cumulative returns
5 year	13.21	13.31	14.98	19.42	17.07	18.47	17.65	19.95	21.14	21.58	21.40	21.64	50.33	13.26	29.18
10 year	131.96	130.10	127.42	136.19	135.81	137.06	138.14	147.03	152.72	147.30	154.55	155.67	243.04	40.75	162.24

Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charges will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, Class 1, and Class 5 shares.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until April 30, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the affiliated underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1	Class 5
Gross (%)	1.35	2.05	2.05	1.04	1.70	1.45	1.60	1.30	1.00	0.95	0.98	0.93
Net (%)	1.35	2.05	2.05	1.04	1.70	1.45	1.60	1.20	1.00	0.95	0.98	0.93

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the portfolio's current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 5-1-15; Class R2 shares were first offered on 3-1-12; Class R6 shares were first offered on 9-1-11. Returns prior to these dates are those of Class C shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       8

Multimanager Lifestyle Balanced Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager Lifestyle Balanced Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in a blended index and two separate indexes.

Index 1 is the S&P 500, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 42% Russell 3000 Index, 18% MSCI All Country World ex-USA Index, 32% Bloomberg Barclays U.S. Aggregate Bond Index, and 8% ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	54.7
U.S. Large Cap	19.4
International Equity	17.4
U.S. Mid Cap	5.3
Large Blend	5.1
Emerging-Market Equity	3.5
U.S. Small Cap	2.8
Sector Equity	1.2
Fixed income	37.3
Intermediate Bond	12.9
Multi-Sector Bond	10.3
Inflation-Protected Bond	3.5
Emerging-Market Debt	3.2
Bank Loan	2.7
Global Bond	2.4
High Yield Bond	2.0
Short-Term Bond	0.3
Alternative and specialty	6.2
Sector Equity	3.5
Absolute Return	1.7
Thematic Equity	0.8
Long/Short Equity	0.2
Short-term investments and other	1.8

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 12-31-18 (%)

	Class A	Class B	Class C	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Class 5[1]	Index 1	Index 2	Index 3
Average annual total returns
1 year	-11.42	-11.76	-8.34	-6.55	-7.15	-6.85	-7.03	-6.66	-6.47	-6.45	-6.50	-6.44	-4.38	0.01	-4.77
5 year	2.12	2.12	2.44	3.19	2.80	3.07	2.90	3.33	3.52	3.59	3.54	3.59	8.49	2.52	4.71
10 year	7.89	7.82	7.70	8.09	8.05	8.14	8.19	8.59	8.83	8.59	8.89	8.95	13.12	3.48	8.94
Cumulative returns
5 year	11.09	11.06	12.81	17.01	14.80	16.30	15.38	17.77	18.89	19.29	19.01	19.31	50.33	13.26	25.86
10 year	113.74	112.28	109.88	117.70	116.83	118.74	119.72	128.06	133.18	128.00	134.31	135.61	243.04	40.75	135.34

Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charges will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, Class 1, and Class 5 shares.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until April 30, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the affiliated underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1	Class 5
Gross (%)	1.32	2.02	2.02	1.01	1.67	1.42	1.57	1.27	0.97	0.92	0.95	0.90
Net (%)	1.32	2.02	2.02	1.01	1.67	1.42	1.57	1.17	0.97	0.92	0.95	0.90

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the portfolio's current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 5-1-15; Class R2 shares were first offered on 3-1-12; Class R6 shares were first offered on 9-1-11. Returns prior to these dates are those of Class C shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       9

Multimanager Lifestyle Moderate Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager Lifestyle Moderate Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in a blended index and two separate indexes.

Index 1 is the S&P 500, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 28% Russell 3000 Index, 12% MSCI All Country World ex-USA Index, 48% Bloomberg Barclays U.S. Aggregate Bond Index, and 12% ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	36.1
U.S. Large Cap	13.7
International Equity	13.0
Large Blend	3.3
U.S. Mid Cap	3.1
Emerging-Market Equity	1.5
U.S. Small Cap	1.5
Fixed income	56.9
Intermediate Bond	24.3
Multi-Sector Bond	12.4
Inflation-Protected Bond	4.9
Global Bond	4.4
Emerging-Market Debt	4.1
Bank Loan	3.8
High Yield Bond	2.6
Short-Term Bond	0.4
Alternative and specialty	4.9
Absolute Return	2.4
Sector Equity	1.8
Thematic Equity	0.4
Long/Short Equity	0.3
Short-term investments and other	2.1

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 12-31-18 (%)

	Class A	Class B	Class C	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Class 5[1]	Index 1	Index 2	Index 3
Average annual total returns
1 year	-9.95	-10.30	-6.75	-5.00	-5.52	-5.39	-5.43	-5.14	-4.87	-4.91	-4.94	-4.82	-4.38	0.01	-3.27
5 year	1.58	1.57	1.88	2.63	2.24	2.49	2.33	2.73	2.94	3.03	2.97	3.04	8.49	2.52	4.12
10 year	6.74	6.65	6.53	6.92	6.86	6.97	6.96	7.34	7.61	7.41	7.72	7.77	13.12	3.48	7.68
Cumulative returns
5 year	8.17	8.09	9.75	13.86	11.70	13.07	12.19	14.39	15.60	16.07	15.78	16.18	50.33	13.26	22.34
10 year	92.05	90.38	88.21	95.26	94.21	96.10	96.07	102.97	108.22	104.44	110.35	111.33	243.04	40.75	109.64

Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charges will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, Class 1, and Class 5 shares.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until April 30, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the affiliated underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1	Class 5
Gross (%)	1.29	1.99	1.99	0.98	1.64	1.39	1.54	1.24	0.94	0.89	0.92	0.87
Net (%)	1.29	1.99	1.99	0.98	1.64	1.39	1.54	1.14	0.94	0.89	0.92	0.87

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the portfolio's current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 5-1-15; Class R2 shares were first offered on 3-1-12; Class R6 shares were first offered on 9-1-11. Returns prior to these dates are those of Class C shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       10

Multimanager Lifestyle Conservative Portfolio

GROWTH OF $10,000

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Multimanager Lifestyle Conservative Portfolio for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in a blended index and two separate indexes.

Index 1 is the S&P 500, an unmanaged index that includes 500 widely traded common stocks.

Index 2 is the Bloomberg Barclays U.S. Aggregate Bond Index, an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

Index 3 is 14% Russell 3000 Index, 6% MSCI All Country World ex-USA Index, 64% Bloomberg Barclays U.S. Aggregate Bond Index, and 16% ICE Bank of America Merrill Lynch U.S. High Yield Master II Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

ASSET ALLOCATION (%)

Equity	16.2
International Equity	6.9
U.S. Large Cap	5.3
U.S. Mid Cap	1.3
Large Blend	1.3
Emerging-Market Equity	0.7
U.S. Small Cap	0.7
Fixed income	74.1
Intermediate Bond	30.7
Multi-Sector Bond	14.8
Inflation-Protected Bond	7.1
Global Bond	5.3
Bank Loan	5.0
Emerging-Market Debt	4.5
Short-Term Bond	4.5
High Yield Bond	2.2
Alternative and specialty	7.1
Absolute Return	3.5
Thematic Equity	1.7
Sector Equity	1.7
Long/Short Equity	0.2
Short-term investments and other	2.6

As a percentage of net assets.

PERFORMANCE CHART

Total returns with maximum sales charge for the period ended 12-31-18 (%)

	Class A	Class B	Class C	Class I1,2	Class R1[1]	Class R2[1,2]	Class R3[1]	Class R4[1]	Class R5[1]	Class R6[1,2]	Class 1[1]	Index 1	Index 2	Index 3
Average annual total returns
1 year	-8.51	-8.98	-5.28	-3.39	-4.01	-3.77	-3.86	-3.54	-3.34	-3.30	-3.33	-4.38	0.01	-1.82
5 year	0.98	0.96	1.28	2.05	1.62	1.89	1.78	2.12	2.35	2.44	2.38	8.49	2.52	3.48
10 year	5.28	5.19	5.08	5.47	5.37	5.52	5.52	5.85	6.14	5.95	6.24	13.12	3.48	6.37
Cumulative returns
5 year	5.00	4.89	6.59	10.66	8.36	9.83	9.22	11.06	12.30	12.82	12.48	50.33	13.26	18.66
10 year	67.34	65.88	64.07	70.33	68.75	71.17	71.13	76.49	81.49	78.28	83.25	243.04	40.75	85.38

Performance figures assume all distributions have been reinvested. Returns with maximum sales charge reflect a sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The Class B shares' CDSC declines annually between years 1-6 according to the following schedule: 5%, 4%, 3%, 3%, 2%, 1%. No sales charges will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, and Class 1 shares.

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The expense ratios of the portfolio, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the portfolio and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until April 30, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The following expense ratios include expenses of the affiliated underlying funds in which the portfolio invests. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1
Gross (%)	1.28	1.98	1.98	0.97	1.63	1.38	1.53	1.23	0.93	0.88	0.91
Net (%)	1.28	1.98	1.98	0.97	1.63	1.38	1.53	1.13	0.93	0.88	0.91

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the portfolio's current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 800-225-5291 or visit the portfolio's website at jhinvestments.com.

This performance information does not reflect the deduction of taxes that a shareholder may pay on portfolio distributions or the redemption of portfolio shares. The portfolio's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

1	For certain types of investors as described in the portfolio's prospectuses.
2	Class I shares were first offered on 5-1-15; Class R2 shares were first offered on 3-1-12; Class R6 shares were first offered on 9-1-11. Returns prior to these dates are those of Class C shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       11

Your expenses
As a shareholder of a John Hancock Funds II Multimanager Lifestyle Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchases or redemptions, and (2) ongoing costs, including management fees, distribution and service (Rule 12b-1) fees, and other portfolio expenses. In addition to the operating expenses which each portfolio bears directly, each portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which each portfolio invests. Because underlying funds have varied operating expenses and transaction costs, and a portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the portfolio will vary. Had these indirect expenses been reflected in the following analysis, total expenses would have been higher than the amounts shown.
These examples are intended to help you understand your ongoing costs (in dollars) of investing in a portfolio so you can compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 at the beginning of the period and held for the entire period (July 1, 2018 through December 31, 2018).
Actual expenses:
The first line of each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period ended” to estimate the expenses you paid on your account during this period.
Hypothetical example for comparison purposes:
The second line of each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. See the portfolios’ prospectuses for details regarding transaction costs.
12	JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 7-1-2018	Ending value on 12-31-2018	Expenses paid during period ended 12-31-2018[1]	Annualized expense ratio[2]
Multimanager Lifestyle Aggressive Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$ 889.00	$2.29	0.48%
	Hypothetical example	1,000.00	1,022.80	2.45	0.48%
Class B	Actual expenses/actual returns	1,000.00	885.90	5.61	1.18%
	Hypothetical example	1,000.00	1,019.30	6.01	1.18%
Class C	Actual expenses/actual returns	1,000.00	885.40	5.61	1.18%
	Hypothetical example	1,000.00	1,019.30	6.01	1.18%
Class I	Actual expenses/actual returns	1,000.00	890.00	0.86	0.18%
	Hypothetical example	1,000.00	1,024.30	0.92	0.18%
Class R1	Actual expenses/actual returns	1,000.00	886.70	3.99	0.84%
	Hypothetical example	1,000.00	1,021.00	4.28	0.84%
Class R2	Actual expenses/actual returns	1,000.00	888.50	2.76	0.58%
	Hypothetical example	1,000.00	1,022.30	2.96	0.58%
Class R3	Actual expenses/actual returns	1,000.00	887.90	3.47	0.73%
	Hypothetical example	1,000.00	1,021.50	3.72	0.73%
Class R4	Actual expenses/actual returns	1,000.00	889.50	1.62	0.34%
	Hypothetical example	1,000.00	1,023.50	1.73	0.34%
Class R5	Actual expenses/actual returns	1,000.00	890.60	0.67	0.14%
	Hypothetical example	1,000.00	1,024.50	0.71	0.14%
Class R6	Actual expenses/actual returns	1,000.00	890.50	0.43	0.09%
	Hypothetical example	1,000.00	1,024.80	0.46	0.09%
Class 1	Actual expenses/actual returns	1,000.00	890.50	0.57	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Multimanager Lifestyle Growth Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$ 909.60	$2.36	0.49%
	Hypothetical example	1,000.00	1,022.70	2.50	0.49%
Class B	Actual expenses/actual returns	1,000.00	906.20	5.72	1.19%
	Hypothetical example	1,000.00	1,019.20	6.06	1.19%
Class C	Actual expenses/actual returns	1,000.00	906.10	5.72	1.19%
	Hypothetical example	1,000.00	1,019.20	6.06	1.19%
Class I	Actual expenses/actual returns	1,000.00	911.70	0.87	0.18%
	Hypothetical example	1,000.00	1,024.30	0.92	0.18%
Class R1	Actual expenses/actual returns	1,000.00	908.30	3.94	0.82%
	Hypothetical example	1,000.00	1,021.10	4.18	0.82%
Class R2	Actual expenses/actual returns	1,000.00	909.30	2.84	0.59%
	Hypothetical example	1,000.00	1,022.20	3.01	0.59%
Class R3	Actual expenses/actual returns	1,000.00	909.10	3.42	0.71%
	Hypothetical example	1,000.00	1,021.60	3.62	0.71%
Class R4	Actual expenses/actual returns	1,000.00	910.50	1.64	0.34%
	Hypothetical example	1,000.00	1,023.50	1.73	0.34%
Class R5	Actual expenses/actual returns	1,000.00	911.40	0.67	0.14%
	Hypothetical example	1,000.00	1,024.50	0.71	0.14%
Class R6	Actual expenses/actual returns	1,000.00	911.50	0.43	0.09%
	Hypothetical example	1,000.00	1,024.80	0.46	0.09%
Class 1	Actual expenses/actual returns	1,000.00	911.80	0.58	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Class 5	Actual expenses/actual returns	1,000.00	911.50	0.39	0.08%
	Hypothetical example	1,000.00	1,024.80	0.41	0.08%
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS	13

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 7-1-2018	Ending value on 12-31-2018	Expenses paid during period ended 12-31-2018[1]	Annualized expense ratio[2]
Multimanager Lifestyle Balanced Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$ 933.30	$2.44	0.50%
	Hypothetical example	1,000.00	1,022.70	2.55	0.50%
Class B	Actual expenses/actual returns	1,000.00	929.20	5.84	1.20%
	Hypothetical example	1,000.00	1,019.20	6.11	1.20%
Class C	Actual expenses/actual returns	1,000.00	930.00	5.84	1.20%
	Hypothetical example	1,000.00	1,019.20	6.11	1.20%
Class I	Actual expenses/actual returns	1,000.00	934.30	0.98	0.20%
	Hypothetical example	1,000.00	1,024.20	1.02	0.20%
Class R1	Actual expenses/actual returns	1,000.00	931.40	4.19	0.86%
	Hypothetical example	1,000.00	1,020.90	4.38	0.86%
Class R2	Actual expenses/actual returns	1,000.00	933.10	2.92	0.60%
	Hypothetical example	1,000.00	1,022.20	3.06	0.60%
Class R3	Actual expenses/actual returns	1,000.00	932.10	3.56	0.73%
	Hypothetical example	1,000.00	1,021.50	3.72	0.73%
Class R4	Actual expenses/actual returns	1,000.00	933.90	1.71	0.35%
	Hypothetical example	1,000.00	1,023.40	1.79	0.35%
Class R5	Actual expenses/actual returns	1,000.00	935.00	0.73	0.15%
	Hypothetical example	1,000.00	1,024.40	0.77	0.15%
Class R6	Actual expenses/actual returns	1,000.00	935.50	0.49	0.10%
	Hypothetical example	1,000.00	1,024.70	0.51	0.10%
Class 1	Actual expenses/actual returns	1,000.00	934.60	0.68	0.14%
	Hypothetical example	1,000.00	1,024.50	0.71	0.14%
Class 5	Actual expenses/actual returns	1,000.00	934.90	0.44	0.09%
	Hypothetical example	1,000.00	1,024.80	0.46	0.09%
Multimanager Lifestyle Moderate Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$ 957.40	$2.52	0.51%
	Hypothetical example	1,000.00	1,022.60	2.60	0.51%
Class B	Actual expenses/actual returns	1,000.00	954.00	5.96	1.21%
	Hypothetical example	1,000.00	1,019.10	6.16	1.21%
Class C	Actual expenses/actual returns	1,000.00	953.30	5.96	1.21%
	Hypothetical example	1,000.00	1,019.10	6.16	1.21%
Class I	Actual expenses/actual returns	1,000.00	957.90	1.04	0.21%
	Hypothetical example	1,000.00	1,024.10	1.07	0.21%
Class R1	Actual expenses/actual returns	1,000.00	955.70	4.09	0.83%
	Hypothetical example	1,000.00	1,021.00	4.23	0.83%
Class R2	Actual expenses/actual returns	1,000.00	956.00	3.01	0.61%
	Hypothetical example	1,000.00	1,022.10	3.11	0.61%
Class R3	Actual expenses/actual returns	1,000.00	956.20	3.65	0.74%
	Hypothetical example	1,000.00	1,021.50	3.77	0.74%
Class R4	Actual expenses/actual returns	1,000.00	957.30	1.73	0.35%
	Hypothetical example	1,000.00	1,023.40	1.79	0.35%
Class R5	Actual expenses/actual returns	1,000.00	959.00	0.79	0.16%
	Hypothetical example	1,000.00	1,024.40	0.82	0.16%
Class R6	Actual expenses/actual returns	1,000.00	958.40	0.54	0.11%
	Hypothetical example	1,000.00	1,024.70	0.56	0.11%
Class 1	Actual expenses/actual returns	1,000.00	958.30	0.74	0.15%
	Hypothetical example	1,000.00	1,024.40	0.77	0.15%
Class 5	Actual expenses/actual returns	1,000.00	959.20	0.49	0.10%
	Hypothetical example	1,000.00	1,024.70	0.51	0.10%
14	JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS | ANNUAL REPORT

SHAREHOLDER EXPENSE EXAMPLE CHART  (continued)

		Account value on 7-1-2018	Ending value on 12-31-2018	Expenses paid during period ended 12-31-2018[1]	Annualized expense ratio[2]
Multimanager Lifestyle Conservative Portfolio
Class A	Actual expenses/actual returns	$1,000.00	$ 978.80	$2.59	0.52%
	Hypothetical example	1,000.00	1,022.60	2.65	0.52%
Class B	Actual expenses/actual returns	1,000.00	975.40	6.07	1.22%
	Hypothetical example	1,000.00	1,019.10	6.21	1.22%
Class C	Actual expenses/actual returns	1,000.00	975.40	6.07	1.22%
	Hypothetical example	1,000.00	1,019.10	6.21	1.22%
Class I	Actual expenses/actual returns	1,000.00	980.30	1.10	0.22%
	Hypothetical example	1,000.00	1,024.10	1.12	0.22%
Class R1	Actual expenses/actual returns	1,000.00	977.20	4.39	0.88%
	Hypothetical example	1,000.00	1,020.80	4.48	0.88%
Class R2	Actual expenses/actual returns	1,000.00	977.60	2.99	0.60%
	Hypothetical example	1,000.00	1,022.20	3.06	0.60%
Class R3	Actual expenses/actual returns	1,000.00	978.00	3.59	0.72%
	Hypothetical example	1,000.00	1,021.60	3.67	0.72%
Class R4	Actual expenses/actual returns	1,000.00	979.50	1.85	0.37%
	Hypothetical example	1,000.00	1,023.30	1.89	0.37%
Class R5	Actual expenses/actual returns	1,000.00	980.60	0.85	0.17%
	Hypothetical example	1,000.00	1,024.30	0.87	0.17%
Class R6	Actual expenses/actual returns	1,000.00	980.80	0.60	0.12%
	Hypothetical example	1,000.00	1,024.60	0.61	0.12%
Class 1	Actual expenses/actual returns	1,000.00	980.60	0.80	0.16%
	Hypothetical example	1,000.00	1,024.40	0.82	0.16%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	Ratios do not include expenses indirectly incurred by the underlying funds and can vary based on the mix of underlying funds held by the portfolios.
ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS	15

Portfolios' investments
Subadvisors of Affiliated Underlying Funds
Aberdeen Standard Investments Inc.	(Aberdeen)
Allianz Global Investors U.S. LLC	(Allianz)
Barrow, Hanley, Mewhinney & Strauss, LLC	(Barrow Hanley)
BCSF Advisors, LP (Bain Capital Credit)	(Bain Capital)
Boston Partners Global Investors, Inc.	(Boston Partners)
Brandywine Asset Management, Inc.	(Brandywine)
Deutsche Investment Management Americas, Inc.	(Deutsche)
Dimensional Fund Advisors LP	(DFA)
Epoch Investment Partners, Inc.	(Epoch)
First Quadrant, L.P.	(First Quadrant)
Franklin Templeton Investments Corp.	(Franklin Templeton)
GW&K Investment Management, LLC	(GW&K)
Invesco Advisers, Inc.	(Invesco)
Jennison Associates LLC	(Jennison)
John Hancock Asset Management	(JHAM)
Pacific Investment Management Company LLC	(PIMCO)
Pictet Asset Management SA	(Pictet)
Redwood Investments, LLC	(Redwood)
Stone Harbor Investment Partners LP	(Stone Harbor)
T. Rowe Price Associates, Inc.	(T. Rowe Price)
Templeton Investment Counsel, LLC	(Templeton)
Wellington Management Company, LLP	(Wellington)
Wells Capital Management, Incorporated	(Wells Capital)
Western Asset Management Company	(WAMCO)
MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO

As of 12-31-18
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 100.0%
Equity - 90.5%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	6,290,949	$215,402,088
Capital Appreciation, Class NAV, JHF II (Jennison)	9,834,142	128,827,257
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	14,137,720	141,235,826
Disciplined Value, Class NAV, JHF III (Boston Partners)	7,584,242	136,061,303
Disciplined Value International, Class NAV, JHIT (Boston Partners)	8,006,002	88,946,678
Emerging Markets, Class NAV, JHF II (DFA)	15,056,809	150,869,230
Emerging Markets Equity, Class NAV, JHIT (JHAM) (B)(C)	15,737,620	146,989,367
Equity Income, Class NAV, JHF II (T. Rowe Price)	10,845,980	176,030,259
Financial Industries, Class NAV, JHIT II (JHAM) (B)(C)	3,603,404	56,573,448
Fundamental Global Franchise, Class NAV, JHF II (JHAM) (B)(C)	2,843,648	27,668,695
Fundamental Large Cap Core, Class NAV, JHIT (JHAM) (B)(C)	3,976,340	154,679,612
Global Equity, Class NAV, JHF II (JHAM) (B)(C)	5,896,826	57,494,050
Global Shareholder Yield, Class NAV, JHF III (Epoch)	3,602,773	36,315,948
Global Thematic Opportunities, Class NAV, JHIT (Pictet) (D)	1,068,000	10,423,680
Greater China Opportunities, Class NAV, JHIT III (JHAM) (B)(C)	455,796	8,455,007
International Growth, Class NAV, JHF III (Wellington)	5,997,334	141,956,903
International Growth Stock, Class NAV, JHF II (Invesco)	5,820,605	67,460,813
International Small Cap, Class NAV, JHF II (Franklin Templeton)	4,346,164	67,191,688
International Small Company, Class NAV, JHF II (DFA)	7,342,885	68,876,263
International Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	32,200,543	267,586,513
International Value, Class NAV, JHF II (Templeton)	8,202,370	116,391,632
Mid Cap Stock, Class NAV, JHF II (Wellington)	9,256,360	161,616,038
Mid Value, Class NAV, JHF II (T. Rowe Price)	14,255,846	189,887,874
New Opportunities, Class NAV, JHF II (Brandywine/DFA/GW&K)	1,500,442	29,978,824
Small Cap Core, Class NAV, JHIT (JHAM) (B)(C)	3,129,305	30,573,307
Small Cap Growth, Class NAV, JHF II (Redwood) (E)	2,164,107	31,249,707
Small Cap Stock, Class NAV, JHF II (Wellington) (F)	4,228,400	30,359,915
Small Cap Value, Class NAV, JHF II (Wellington)	2,451,279	43,093,482
Small Company Value, Class NAV, JHF II (T. Rowe Price)	1,215,772	26,746,974
16	JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
U.S. Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	24,419,231	$206,586,691
Value Equity, Class NAV, JHIT (Barrow Hanley)	7,743,112	78,282,863
Alternative and specialty - 9.5%
Absolute Return Currency, Class NAV, JHF II (First Quadrant)	2,443,805	22,605,197
Diversified Real Assets, Class NAV, JHIT (Deutsche/JHAM/Wellington) (B)(G)	13,007,555	113,686,030
Global Focused Strategies, Class NAV, JHIT (Aberdeen)	3,292,526	30,258,314
Health Sciences, Class NAV, JHF II (T. Rowe Price)	10,870,928	43,918,549
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	11,052,297	33,820,030
Seaport Long/Short, Class NAV, JHIT (Wellington)	1,318,884	13,808,718
Technical Opportunities, Class NAV, JHF II (Wellington)	7,998,614	65,908,578

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $3,284,752,669)		$3,417,817,351
SHORT-TERM INVESTMENTS - 0.0%
Money market funds - 0.0%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.2736% (H)	1,363	1,363
TOTAL SHORT-TERM INVESTMENTS (Cost $1,363)		$1,363

Total Investments (Multimanager Lifestyle Aggressive Portfolio) (Cost $3,284,754,032) - 100.0%	$3,417,818,714
Other assets and liabilities, net - 0.0%	286,800
TOTAL NET ASSETS - 100.0%	$3,418,105,514
MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO

As of 12-31-18
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 99.0%
Equity - 73.5%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	15,122,735	$517,802,444
Capital Appreciation, Class NAV, JHF II (Jennison)	24,494,129	320,873,096
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	44,281,376	442,370,946
Disciplined Value, Class NAV, JHF III (Boston Partners)	18,738,660	336,171,553
Disciplined Value International, Class NAV, JHIT (Boston Partners)	21,935,822	243,706,983
Emerging Markets, Class NAV, JHF II (DFA)	28,984,249	290,422,177
MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Emerging Markets Equity, Class NAV, JHIT (JHAM) (B)(C)	30,904,861	$288,651,400
Equity Income, Class NAV, JHF II (T. Rowe Price)	26,641,038	432,384,051
Financial Industries, Class NAV, JHIT II (JHAM) (B)(C)	9,294,021	145,916,126
Fundamental Global Franchise, Class NAV, JHF II (JHAM) (B)(C)	10,113,777	98,407,051
Fundamental Large Cap Core, Class NAV, JHIT (JHAM) (B)(C)	8,504,934	330,841,939
Global Equity, Class NAV, JHF II (JHAM) (B)(C)	18,429,444	179,687,077
Global Shareholder Yield, Class NAV, JHF III (Epoch)	13,392,352	134,994,908
Global Thematic Opportunities, Class NAV, JHIT (Pictet) (D)	2,605,000	25,424,801
International Growth, Class NAV, JHF III (Wellington)	14,070,800	333,055,847
International Growth Stock, Class NAV, JHF II (Invesco)	15,882,919	184,083,028
International Small Cap, Class NAV, JHF II (Franklin Templeton)	10,245,044	158,388,385
International Small Company, Class NAV, JHF II (DFA)	16,939,826	158,895,564
International Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	84,176,717	699,508,519
International Value, Class NAV, JHF II (Templeton)	19,157,665	271,847,261
Mid Cap Stock, Class NAV, JHF II (Wellington)	21,849,716	381,496,047
Mid Value, Class NAV, JHF II (T. Rowe Price)	34,027,854	453,251,013
New Opportunities, Class NAV, JHF II (Brandywine/DFA/GW&K)	3,441,169	68,754,558
Small Cap Core, Class NAV, JHIT (JHAM) (B)(C)	7,161,568	69,968,519
Small Cap Growth, Class NAV, JHF II (Redwood) (D)	4,402,783	63,576,183
Small Cap Stock, Class NAV, JHF II (Wellington) (D)	8,471,097	60,822,477
Small Cap Value, Class NAV, JHF II (Wellington)	5,042,758	88,651,678
Small Company Value, Class NAV, JHF II (T. Rowe Price)	2,526,673	55,586,807
U.S. Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	66,551,064	563,022,002
Value Equity, Class NAV, JHIT (Barrow Hanley)	18,879,303	190,869,749
Fixed income - 17.7%
Asia Pacific Total Return Bond, Class NAV, JHF II (JHAM) (B)(C)	6,435,125	59,975,364
Bond, Class NAV, JHSB (JHAM) (B)(C)	18,594,562	282,823,288
Core Bond, Class NAV, JHF II (Wells Capital)	7,409,415	92,765,874
Emerging Markets Debt, Class NAV, JHF II (JHAM) (B)(C)	24,073,433	210,642,538
Floating Rate Income, Class NAV, JHF II (Bain Capital)	16,307,103	130,946,041
Global Bond, Class NAV, JHF II (PIMCO)	2,414,053	29,982,539
Global Short Duration Credit, Class NAV, JHBT (JHAM) (B)(C)	5,884,576	50,018,898
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS	17

MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO (continued)

	Shares or Principal Amount	Value
Fixed income - (continued)
High Yield, Class NAV, JHBT (JHAM) (B)(C)	14,431,890	$46,326,366
High Yield, Class NAV, JHF II (WAMCO)	3,196,234	23,492,322
Real Return Bond, Class NAV, JHF II (PIMCO)	16,867,209	175,924,992
Short Duration Credit Opportunities, Class NAV, JHF II (Stone Harbor)	11,649,542	106,826,296
Short Term Government Income, Class NAV, JHF II (JHAM) (B)(C)	2,794,809	25,991,725
Spectrum Income, Class NAV, JHF II (T. Rowe Price)	12,684,217	127,603,219
Strategic Income Opportunities, Class NAV, JHF II (JHAM) (B)(C)	23,131,736	229,698,137
Total Return, Class NAV, JHF II (PIMCO)	15,896,586	205,701,820
U.S. High Yield Bond, Class NAV, JHF II (Wells Capital)	3,241,196	33,870,498
Alternative and specialty - 7.8%
Absolute Return Currency, Class NAV, JHF II (First Quadrant)	14,067,176	130,121,375
Diversified Real Assets, Class NAV, JHIT (Deutsche/JHAM/Wellington) (B)(G)	33,439,407	292,260,419
Global Absolute Return Strategies, Class NAV, JHF II (Aberdeen) (D)	3,100,012	31,000,116
Health Sciences, Class NAV, JHF II (T. Rowe Price)	22,681,424	91,632,953
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	25,196,189	77,100,338
Seaport Long/Short, Class NAV, JHIT (Wellington)	2,323,037	24,322,198
Technical Opportunities, Class NAV, JHF II (Wellington)	19,517,940	160,827,822

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $9,994,107,453)		$10,229,287,327
SHORT-TERM INVESTMENTS - 1.0%
U.S. Government - 1.0%
U.S. Treasury Bill, 2.288%, 01/24/2019 *	31,076,000	31,031,990
U.S. Treasury Bill, 2.306%, 02/07/2019 *	59,552,000	59,408,941
U.S. Treasury Bill, 2.371%, 03/14/2019 *	8,579,000	8,537,914
TOTAL SHORT-TERM INVESTMENTS (Cost $98,979,786)		$98,978,845

Total Investments (Multimanager Lifestyle Growth Portfolio) (Cost $10,093,087,239) - 100.0%	$10,328,266,172
Other assets and liabilities, net - 0.0%	598,443
TOTAL NET ASSETS - 100.0%	$10,328,864,615
MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO

As of 12-31-18
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 98.2%
Equity - 54.7%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	11,137,303	$381,341,260
Capital Appreciation, Class NAV, JHF II (Jennison)	18,152,001	237,791,214
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	45,332,704	452,873,712
Disciplined Value, Class NAV, JHF III (Boston Partners)	13,731,032	246,334,706
Disciplined Value International, Class NAV, JHIT (Boston Partners)	14,433,348	160,354,495
Emerging Markets, Class NAV, JHF II (DFA)	18,043,457	180,795,443
Emerging Markets Equity, Class NAV, JHIT (JHAM) (B)(C)	19,747,457	184,441,244
Equity Income, Class NAV, JHF II (T. Rowe Price)	19,439,789	315,507,771
Financial Industries, Class NAV, JHIT II (JHAM) (B)(C)	7,622,193	119,668,429
Fundamental Global Franchise, Class NAV, JHF II (JHAM) (B)(C)	11,816,003	114,969,706
Fundamental Large Cap Core, Class NAV, JHIT (JHAM) (B)(C)	6,319,054	245,811,212
Global Equity, Class NAV, JHF II (JHAM) (B)(C)	17,717,033	172,741,067
Global Shareholder Yield, Class NAV, JHF III (Epoch)	13,098,267	132,030,534
Global Thematic Opportunities, Class NAV, JHIT (Pictet) (D)	1,327,000	12,951,520
International Growth, Class NAV, JHF III (Wellington)	9,950,480	235,527,866
International Growth Stock, Class NAV, JHF II (Invesco)	10,647,215	123,401,222
International Small Cap, Class NAV, JHF II (Franklin Templeton)	6,342,572	98,056,161
International Small Company, Class NAV, JHF II (DFA)	10,704,763	100,410,676
International Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	55,467,045	460,931,140
International Value, Class NAV, JHF II (Templeton)	13,723,245	194,732,840
Mid Cap Stock, Class NAV, JHF II (Wellington)	14,356,271	250,660,497
Mid Value, Class NAV, JHF II (T. Rowe Price)	22,143,487	294,951,243
New Opportunities, Class NAV, JHF II (Brandywine/DFA/GW&K)	2,037,042	40,700,091
Small Cap Core, Class NAV, JHIT (JHAM) (B)(C)	4,262,776	41,647,325
Small Cap Growth, Class NAV, JHF II (Redwood)	3,407,806	49,208,718
Small Cap Stock, Class NAV, JHF II (Wellington)	6,735,763	48,362,778
Small Cap Value, Class NAV, JHF II (Wellington)	3,876,382	68,146,790
Small Company Value, Class NAV, JHF II (T. Rowe Price)	2,021,078	44,463,721
U.S. Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	62,571,476	529,354,685
Value Equity, Class NAV, JHIT (Barrow Hanley)	13,424,831	135,725,037
18	JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO (continued)

	Shares or Principal Amount	Value
Fixed income - 37.3%
Asia Pacific Total Return Bond, Class NAV, JHF II (JHAM) (B)(C)	10,908,033	$101,662,864
Bond, Class NAV, JHSB (JHAM) (B)(C)	42,187,390	641,670,197
Core Bond, Class NAV, JHF II (Wells Capital)	17,142,849	214,628,470
Emerging Markets Debt, Class NAV, JHF II (JHAM) (B)(C)	37,324,178	326,586,558
Floating Rate Income, Class NAV, JHF II (Bain Capital)	34,814,445	279,559,996
Global Bond, Class NAV, JHF II (PIMCO)	4,092,293	50,826,280
Global Short Duration Credit, Class NAV, JHBT (JHAM) (B)(C)	11,555,477	98,221,555
High Yield, Class NAV, JHBT (JHAM) (B)(C)	28,332,527	90,947,410
High Yield, Class NAV, JHF II (WAMCO)	6,271,708	46,097,056
Real Return Bond, Class NAV, JHF II (PIMCO)	35,088,585	365,973,946
Short Duration Credit Opportunities, Class NAV, JHF II (Stone Harbor)	29,205,476	267,814,212
Short Term Government Income, Class NAV, JHF II (JHAM) (B)(C)	3,825,523	35,577,366
Spectrum Income, Class NAV, JHF II (T. Rowe Price)	28,272,680	284,423,164
Strategic Income Opportunities, Class NAV, JHF II (JHAM) (B)(C)	51,557,069	511,961,695
Total Return, Class NAV, JHF II (PIMCO)	37,395,321	483,895,449
U.S. High Yield Bond, Class NAV, JHF II (Wells Capital)	6,361,438	66,477,024
Alternative and specialty - 6.2%
Absolute Return Currency, Class NAV, JHF II (First Quadrant)	15,427,559	142,704,920
Diversified Real Assets, Class NAV, JHIT (Deutsche/JHAM/Wellington) (B)(G)	27,876,873	243,643,869
Global Absolute Return Strategies, Class NAV, JHF II (Aberdeen) (D)	3,147,811	31,478,111
Health Sciences, Class NAV, JHF II (T. Rowe Price)	16,576,439	66,968,815
Science & Technology, Class NAV, JHF II (T. Rowe Price/Allianz)	17,014,670	52,064,890
Seaport Long/Short, Class NAV, JHIT (Wellington)	2,398,641	25,113,774
Technical Opportunities, Class NAV, JHF II (Wellington)	9,945,541	81,951,261

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $10,069,871,788)		$10,184,141,985
SHORT-TERM INVESTMENTS - 1.8%
U.S. Government - 1.8%
U.S. Treasury Bill, 2.288%, 01/24/2019 *	30,456,000	30,412,868
U.S. Treasury Bill, 2.306%, 02/07/2019 *	77,719,000	77,532,299
U.S. Treasury Bill, 2.328%, 02/28/2019 *	61,512,600	61,276,568
U.S. Treasury Bill, 2.371%, 03/14/2019 *	17,007,000	16,925,552
TOTAL SHORT-TERM INVESTMENTS (Cost $186,154,613)		$186,147,287

MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO (continued)

Total Investments (Multimanager Lifestyle Balanced Portfolio) (Cost $10,256,026,401) - 100.0%	$10,370,289,272
Other assets and liabilities, net - 0.0%	(381,779)
TOTAL NET ASSETS - 100.0%	$10,369,907,493
MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO

As of 12-31-18
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 97.9%
Equity - 36.1%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	1,389,801	$47,586,781
Capital Appreciation, Class NAV, JHF II (Jennison)	3,390,900	44,420,794
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	13,469,950	134,564,805
Disciplined Value, Class NAV, JHF III (Boston Partners)	2,046,898	36,721,349
Disciplined Value International, Class NAV, JHIT (Boston Partners)	3,109,710	34,548,881
Emerging Markets, Class NAV, JHF II (DFA)	2,336,678	23,413,518
Emerging Markets Equity, Class NAV, JHIT (JHAM) (B)(C)	2,576,498	24,064,493
Equity Income, Class NAV, JHF II (T. Rowe Price)	2,906,089	47,165,831
Fundamental Global Franchise, Class NAV, JHF II (JHAM) (B)(C)	3,864,464	37,601,231
Fundamental Large Cap Core, Class NAV, JHIT (JHAM) (B)(C)	2,348,190	91,344,594
Global Equity, Class NAV, JHF II (JHAM) (B)(C)	5,509,325	53,715,920
Global Shareholder Yield, Class NAV, JHF III (Epoch)	3,949,817	39,814,152
International Growth, Class NAV, JHF III (Wellington)	1,713,632	40,561,663
International Growth Stock, Class NAV, JHF II (Invesco)	2,094,242	24,272,267
International Small Cap, Class NAV, JHF II (Franklin Templeton)	1,070,864	16,555,565
International Small Company, Class NAV, JHF II (DFA)	1,814,583	17,020,791
International Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	12,835,369	106,661,917
International Value, Class NAV, JHF II (Templeton)	2,119,554	30,076,471
Mid Cap Stock, Class NAV, JHF II (Wellington)	2,628,020	45,885,232
Mid Value, Class NAV, JHF II (T. Rowe Price)	3,819,300	50,873,075
Small Cap Growth, Class NAV, JHF II (Redwood) (E)	707,687	10,219,007
Small Cap Stock, Class NAV, JHF II (Wellington) (F)	1,380,706	9,913,471
Small Cap Value, Class NAV, JHF II (Wellington)	1,460,901	25,682,648
U.S. Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	12,216,361	103,350,416
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS	19

MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO (continued)

	Shares or Principal Amount	Value
Equity - (continued)
Value Equity, Class NAV, JHIT (Barrow Hanley)	1,957,494	$19,790,266
Fixed income - 56.9%
Asia Pacific Total Return Bond, Class NAV, JHF II (JHAM) (B)(C)	5,954,347	55,494,516
Bond, Class NAV, JHSB (JHAM) (B)(C)	16,993,549	258,471,876
Core Bond, Class NAV, JHF II (Wells Capital)	19,640,764	245,902,368
Emerging Markets Debt, Class NAV, JHF II (JHAM) (B)(C)	14,515,086	127,007,001
Floating Rate Income, Class NAV, JHF II (Bain Capital)	14,781,644	118,696,604
Global Bond, Class NAV, JHF II (PIMCO)	3,475,234	43,162,402
Global Short Duration Credit, Class NAV, JHBT (JHAM) (B)(C)	4,458,785	37,899,672
High Yield, Class NAV, JHBT (JHAM) (B)(C)	11,146,926	35,781,631
High Yield, Class NAV, JHF II (WAMCO)	2,457,258	18,060,845
Real Return Bond, Class NAV, JHF II (PIMCO)	14,582,460	152,095,054
Short Duration Credit Opportunities, Class NAV, JHF II (Stone Harbor)	10,689,738	98,024,897
Short Term Government Income, Class NAV, JHF II (JHAM) (B)(C)	1,270,672	11,817,249
Spectrum Income, Class NAV, JHF II (T. Rowe Price)	10,155,607	102,165,405
Strategic Income Opportunities, Class NAV, JHF II (JHAM) (B)(C)	18,518,974	183,893,412
Total Return, Class NAV, JHF II (PIMCO)	18,914,881	244,758,563
U.S. High Yield Bond, Class NAV, JHF II (Wells Capital)	2,499,498	26,119,753
Alternative and specialty - 4.9%
Absolute Return Currency, Class NAV, JHF II (First Quadrant)	6,273,317	58,028,182
Diversified Real Assets, Class NAV, JHIT (Deutsche/JHAM/Wellington) (B)(G)	6,507,933	56,879,335
Enduring Assets, Class NAV, JHIT (Wellington)	1,347,862	15,325,192
Global Absolute Return Strategies, Class NAV, JHF II (Aberdeen) (D)	1,420,910	14,209,096
Seaport Long/Short, Class NAV, JHIT (Wellington)	795,487	8,328,748

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $3,066,254,622)		$3,027,946,939
SHORT-TERM INVESTMENTS - 2.1%
U.S. Government - 2.1%
U.S. Treasury Bill, 2.288%, 01/24/2019 *	8,950,000	8,937,325
U.S. Treasury Bill, 2.306%, 02/07/2019 *	31,221,000	31,145,999
U.S. Treasury Bill, 2.328%, 02/28/2019 *	18,124,600	18,055,054
U.S. Treasury Bill, 2.371%, 03/14/2019 *	6,299,000	6,268,833
TOTAL SHORT-TERM INVESTMENTS (Cost $64,409,702)		$64,407,211

Total Investments (Multimanager Lifestyle Moderate Portfolio) (Cost $3,130,664,324) - 100.0%	$3,092,354,150
Other assets and liabilities, net - 0.0%	(391,878)
TOTAL NET ASSETS - 100.0%	$3,091,962,272
MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO

As of 12-31-18
	Shares or Principal Amount	Value
AFFILIATED INVESTMENT COMPANIES (A) - 97.4%
Equity - 16.2%
Blue Chip Growth, Class NAV, JHF II (T. Rowe Price)	137,392	$4,704,294
Capital Appreciation, Class NAV, JHF II (Jennison)	611,751	8,013,942
Capital Appreciation Value, Class NAV, JHF II (T. Rowe Price)	6,749,352	67,426,024
Disciplined Value, Class NAV, JHF III (Boston Partners)	386,233	6,929,028
Disciplined Value International, Class NAV, JHIT (Boston Partners)	971,878	10,797,565
Emerging Markets, Class NAV, JHF II (DFA)	823,200	8,248,462
Emerging Markets Equity, Class NAV, JHIT (JHAM) (B)(C)	899,312	8,399,576
Equity Income, Class NAV, JHF II (T. Rowe Price)	547,452	8,885,141
Fundamental Global Franchise, Class NAV, JHF II (JHAM) (B)(C)	1,932,672	18,804,899
Fundamental Large Cap Core, Class NAV, JHIT (JHAM) (B)(C)	636,201	24,748,218
Global Equity, Class NAV, JHF II (JHAM) (B)(C)	2,629,614	25,638,733
Global Shareholder Yield, Class NAV, JHF III (Epoch)	1,741,225	17,551,544
International Growth, Class NAV, JHF III (Wellington)	549,365	13,003,465
International Growth Stock, Class NAV, JHF II (Invesco)	741,006	8,588,262
International Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	6,510,339	54,100,917
International Value, Class NAV, JHF II (Templeton)	774,461	10,989,605
Mid Cap Stock, Class NAV, JHF II (Wellington)	819,709	14,312,118
Mid Value, Class NAV, JHF II (T. Rowe Price)	1,275,775	16,993,326
Small Cap Stock, Class NAV, JHF II (Wellington) (F)	889,628	6,387,529
Small Cap Value, Class NAV, JHF II (Wellington)	543,800	9,560,001
U.S. Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	3,678,464	31,119,805
Value Equity, Class NAV, JHIT (Barrow Hanley)	357,471	3,614,033
Fixed income - 74.1%
Asia Pacific Total Return Bond, Class NAV, JHF II (JHAM) (B)(C)	4,778,425	44,534,922
Bond, Class NAV, JHSB (JHAM) (B)(C)	16,521,333	251,289,470
Core Bond, Class NAV, JHF II (Wells Capital)	18,675,724	233,820,062
Emerging Markets Debt, Class NAV, JHF II (JHAM) (B)(C)	12,128,833	106,127,289
Floating Rate Income, Class NAV, JHF II (Bain Capital)	14,540,253	116,758,232
Global Bond, Class NAV, JHF II (PIMCO)	4,057,551	50,394,780
Global Short Duration Credit, Class NAV, JHBT (JHAM) (B)(C)	3,390,169	28,816,439
High Yield, Class NAV, JHBT (JHAM) (B)(C)	7,305,214	23,449,736
High Yield, Class NAV, JHF II (WAMCO)	1,600,588	11,764,320
20	JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO (continued)

	Shares or Principal Amount	Value
Fixed income - (continued)
Real Return Bond, Class NAV, JHF II (PIMCO)	15,955,894	$166,419,973
Short Duration Credit Opportunities, Class NAV, JHF II (Stone Harbor)	10,776,516	98,820,649
Short Term Government Income, Class NAV, JHF II (JHAM) (B)(C)	11,335,360	105,418,849
Spectrum Income, Class NAV, JHF II (T. Rowe Price)	8,786,758	88,394,789
Strategic Income Opportunities, Class NAV, JHF II (JHAM) (B)(C)	16,023,319	159,111,558
Total Return, Class NAV, JHF II (PIMCO)	18,097,995	234,188,061
U.S. High Yield Bond, Class NAV, JHF II (Wells Capital)	1,635,665	17,092,702
Alternative and specialty - 7.1%
Absolute Return Currency, Class NAV, JHF II (First Quadrant)	7,391,133	68,367,978
Diversified Real Assets, Class NAV, JHIT (Deutsche/JHAM/Wellington) (B)(G)	4,452,575	38,915,506
Enduring Assets, Class NAV, JHIT (Wellington)	3,541,745	40,269,645
Global Absolute Return Strategies, Class NAV, JHF II (Aberdeen) (D)	1,565,997	15,659,969
Seaport Long/Short, Class NAV, JHIT (Wellington)	357,443	3,742,431

TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $2,343,098,670)		$2,282,173,847
SHORT-TERM INVESTMENTS - 2.6%
U.S. Government - 2.6%
U.S. Treasury Bill, 2.288%, 01/24/2019 *	6,549,000	6,539,725
U.S. Treasury Bill, 2.306%, 02/07/2019 *	37,081,000	36,991,922
U.S. Treasury Bill, 2.328%, 02/28/2019 *	13,368,900	13,317,603
U.S. Treasury Bill, 2.371%, 03/14/2019 *	5,113,000	5,088,513
TOTAL SHORT-TERM INVESTMENTS (Cost $61,940,084)		$61,937,763

Total Investments (Multimanager Lifestyle Conservative Portfolio) (Cost $2,405,038,754) - 100.0%	$2,344,111,610
Other assets and liabilities, net - 0.0%	(64,615)
TOTAL NET ASSETS - 100.0%	$2,344,046,995
Percentages are based upon net assets.
Security Abbreviations and Legend
JHF II	John Hancock Funds II
JHF III	John Hancock Funds III
JHIT	John Hancock Investment Trust
JHIT II	John Hancock Investment Trust II
JHIT III	John Hancock Investment Trust III
JHSB	John Hancock Sovereign Bond Fund
JHBT	John Hancock Bond Trust
(A)	The underlying funds' subadvisor is shown parenthetically.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	Non-income producing.
(E)	Formerly known as Small Company Growth Fund.
MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO (continued)

(F)	Formerly known as Small Cap Growth Fund.
(G)	Manulife Asset Management (North America) Limited is doing business as John Hancock Asset Management.
(H)	The rate shown is the annualized seven-day yield as of 12-31-18.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS	21

Financial statements
STATEMENTS OF ASSETS AND LIABILITIES 12-31-18

	Multimanager Lifestyle Aggressive Portfolio	Multimanager Lifestyle Growth Portfolio	Multimanager Lifestyle Balanced Portfolio	Multimanager Lifestyle Moderate Portfolio	Multimanager Lifestyle Conservative Portfolio
Assets
Unaffiliated investments, at value	$1,363	$98,978,845	$186,147,287	$64,407,211	$61,937,763
Affiliated investments, at value	3,417,817,351	10,229,287,327	10,184,141,985	3,027,946,939	2,282,173,847
Total investments, at value	3,417,818,714	10,328,266,172	10,370,289,272	3,092,354,150	2,344,111,610
Dividends and interest receivable	415,555	6,358,750	11,384,148	4,238,593	3,656,340
Receivable for fund shares sold	1,449,185	3,299,007	3,457,850	1,281,370	910,239
Receivable for investments sold	24,055,985	59,536,676	57,920,635	19,962,117	9,126,274
Receivable from affiliates	22	80	102	39	38
Other assets	76,339	122,876	164,853	113,146	100,644
Total assets	3,443,815,800	10,397,583,561	10,443,216,860	3,117,949,415	2,357,905,145
Liabilities
Payable for investments purchased	—	5,218,544	10,641,164	4,083,191	3,618,254
Payable for fund shares repurchased	25,498,029	62,891,303	62,043,548	21,668,207	10,040,461
Payable to affiliates
Accounting and legal services fees	73,590	224,179	226,959	67,648	51,306
Transfer agent fees	58,246	209,150	227,684	87,248	76,209
Distribution and service fees	8,243	16,065	18,679	6,013	5,374
Trustees' fees	3,217	9,773	9,802	2,980	2,287
Other liabilities and accrued expenses	68,961	149,932	141,531	71,856	64,259
Total liabilities	25,710,286	68,718,946	73,309,367	25,987,143	13,858,150
Net assets	$3,418,105,514	$10,328,864,615	$10,369,907,493	$3,091,962,272	$2,344,046,995
Net assets consist of
Paid-in capital	$3,047,943,294	$9,553,857,875	$9,932,306,230	$3,068,889,886	$2,407,502,230
Accumulated distributable earnings (accumulated loss)	370,162,220	775,006,740	437,601,263	23,072,386	(63,455,235)
Net assets	$3,418,105,514	$10,328,864,615	$10,369,907,493	$3,091,962,272	$2,344,046,995
Unaffiliated investments, at cost	$1,363	$98,979,786	$186,154,613	$64,409,702	$61,940,084
Affiliated investments, at cost	3,284,752,669	9,994,107,453	10,069,871,788	3,066,254,622	2,343,098,670
Total investments, at cost	3,284,754,032	10,093,087,239	10,256,026,401	3,130,664,324	2,405,038,754
Net asset value per share
The portfolios have an unlimited number of shares authorized with par value of $0.01 per share. Net asset value is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.
Class A1
Net assets	$439,391,588	$1,501,536,221	$1,604,145,277	$600,992,180	$526,101,116
Shares outstanding	33,551,668	113,477,075	122,854,816	48,991,143	43,482,211
Net asset value and redemption price per share	$13.10	$13.23	$13.06	$12.27	$12.10
Class B1
Net assets	$5,779,228	$26,287,051	$27,692,118	$11,988,611	$9,878,256
Shares outstanding	439,937	1,978,919	2,122,731	978,112	815,931
Net asset value, offering price and redemption price per share	$13.14	$13.28	$13.05	$12.26	$12.11
Class C1
Net assets	$91,108,702	$413,884,081	$478,931,551	$202,049,166	$180,007,839
Shares outstanding	6,928,899	31,200,592	36,672,643	16,466,342	14,873,582
Net asset value, offering price and redemption price per share	$13.15	$13.27	$13.06	$12.27	$12.10
Class I
Net assets	$9,590,734	$31,902,617	$40,301,286	$14,998,174	$15,276,309
Shares outstanding	735,261	2,426,842	3,106,449	1,227,772	1,264,768
Net asset value, offering price and redemption price per share	$13.04	$13.15	$12.97	$12.22	$12.08
Class R1
Net assets	$4,807,202	$13,842,017	$12,589,034	$5,064,362	$6,738,753
Shares outstanding	366,295	1,040,484	969,177	413,521	557,450
Net asset value, offering price and redemption price per share	$13.12	$13.30	$12.99	$12.25	$12.09
Class R2
Net assets	$4,328,847	$10,877,249	$12,120,966	$2,776,744	$2,650,972
Shares outstanding	332,872	828,266	934,113	227,279	219,377
Net asset value, offering price and redemption price per share	$13.00	$13.13	$12.98	$12.22	$12.08
Class R3
Net assets	$7,704,542	$11,005,367	$15,707,429	$5,241,058	$3,416,074
Shares outstanding	589,992	833,144	1,206,376	428,157	283,062
Net asset value, offering price and redemption price per share	$13.06	$13.21	$13.02	$12.24	$12.07
Class R4
Net assets	$4,241,918	$4,954,420	$6,984,154	$2,838,821	$1,924,680
Shares outstanding	325,617	375,091	536,108	232,452	159,421
Net asset value, offering price and redemption price per share	$13.03	$13.21	$13.03	$12.21	$12.07
22	JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES 12-31-18

Continued
	Multimanager Lifestyle Aggressive Portfolio	Multimanager Lifestyle Growth Portfolio	Multimanager Lifestyle Balanced Portfolio	Multimanager Lifestyle Moderate Portfolio	Multimanager Lifestyle Conservative Portfolio
Class R5
Net assets	$2,887,084	$8,375,021	$13,117,234	$6,282,172	$4,109,406
Shares outstanding	221,244	632,969	1,005,305	513,796	340,244
Net asset value, offering price and redemption price per share	$13.05	$13.23	$13.05	$12.23	$12.08
Class R6
Net assets	$33,408,050	$87,886,169	$84,372,715	$24,350,195	$21,020,336
Shares outstanding	2,562,160	6,682,008	6,506,459	1,994,981	1,741,542
Net asset value, offering price and redemption price per share	$13.04	$13.15	$12.97	$12.21	$12.07
Class 1
Net assets	$2,814,857,619	$7,934,683,098	$7,931,070,503	$2,161,910,387	$1,572,923,254
Shares outstanding	216,226,108	603,138,555	611,775,130	176,830,114	130,294,548
Net asset value, offering price and redemption price per share	$13.02	$13.16	$12.96	$12.23	$12.07
Class 5
Net assets	—	$283,631,304	$142,875,226	$53,470,402	—
Shares outstanding	—	21,595,206	11,015,597	4,379,140	—
Net asset value, offering price and redemption price per share	—	$13.13	$12.97	$12.21	—
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$13.79	$13.93	$13.75	$12.92	$12.74

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS	23

STATEMENTS OF OPERATIONS For the year ended 12-31-18

	Multimanager Lifestyle Aggressive Portfolio	Multimanager Lifestyle Growth Portfolio	Multimanager Lifestyle Balanced Portfolio	Multimanager Lifestyle Moderate Portfolio	Multimanager Lifestyle Conservative Portfolio
Investment income
Interest	$31,057	$561,309	$1,427,443	$460,045	$386,448
Income distributions received from affiliated investments	47,101,314	200,536,911	261,799,316	93,171,437	76,160,490
Total investment income	47,132,371	201,098,220	263,226,759	93,631,482	76,546,938
Expenses
Investment management fees	5,152,094	14,333,269	14,770,635	4,364,455	3,266,087
Distribution and service fees	4,673,288	15,799,074	16,805,665	6,042,223	5,018,253
Accounting and legal services fees	604,705	1,798,855	1,773,559	523,698	388,021
Transfer agent fees	710,926	2,527,006	2,732,845	1,037,397	897,538
Trustees' fees	65,932	196,417	193,210	57,179	42,460
Custodian fees	43,793	44,295	44,280	44,272	43,784
State registration fees	156,972	187,989	185,583	162,869	156,577
Printing and postage	97,261	265,880	243,798	102,587	89,286
Professional fees	107,336	231,820	228,268	99,225	84,336
Other	48,806	118,494	116,832	44,842	36,537
Total expenses	11,661,113	35,503,099	37,094,675	12,478,747	10,022,879
Less expense reductions	(3,505,269)	(8,552,715)	(7,986,093)	(2,162,559)	(1,450,737)
Net expenses	8,155,844	26,950,384	29,108,582	10,316,188	8,572,142
Net investment income	38,976,527	174,147,836	234,118,177	83,315,294	67,974,796
Realized and unrealized gain (loss)
Net realized gain (loss) on
Affiliated investments	78,256,299	234,939,696	172,825,361	42,858,234	8,556,804
Capital gain distributions received from affiliated investments	363,343,563	891,056,260	668,033,047	123,092,088	40,810,660
	441,599,862	1,125,995,956	840,858,408	165,950,322	49,367,464
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	—	(21,430)	(47,407)	(17,741)	(14,984)
Affiliated investments	(858,679,480)	(2,251,895,601)	(1,810,674,991)	(417,692,236)	(206,963,420)
	(858,679,480)	(2,251,917,031)	(1,810,722,398)	(417,709,977)	(206,978,404)
Net realized and unrealized loss	(417,079,618)	(1,125,921,075)	(969,863,990)	(251,759,655)	(157,610,940)
Increase (decrease) in net assets from operations	$(378,103,091)	$(951,773,239)	$(735,745,813)	$(168,444,361)	$(89,636,144)
24	JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Multimanager Lifestyle Aggressive Portfolio		Multimanager Lifestyle Growth Portfolio		Multimanager Lifestyle Balanced Portfolio
	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17
Increase (decrease) in net assets
From operations
Net investment income	$38,976,527	$42,319,602	$174,147,836	$180,472,305	$234,118,177	$232,927,423
Net realized gain	441,599,862	433,174,281	1,125,995,956	1,105,943,599	840,858,408	890,230,751
Change in net unrealized appreciation (depreciation)	(858,679,480)	396,816,221	(2,251,917,031)	969,575,201	(1,810,722,398)	700,180,954
Increase (decrease) in net assets resulting from operations	(378,103,091)	872,310,104	(951,773,239)	2,255,991,105	(735,745,813)	1,823,339,128
Distributions to shareholders
From net investment income and net realized gain
Class A	(51,109,195)	—	(154,331,632)	—	(135,841,404)	—
Class B	(632,408)	—	(2,514,337)	—	(2,159,589)	—
Class C	(9,984,618)	—	(39,639,362)	—	(37,300,776)	—
Class I	(1,074,039)	—	(3,432,022)	—	(3,642,958)	—
Class R1	(538,925)	—	(1,363,477)	—	(1,025,976)	—
Class R2	(615,824)	—	(1,250,503)	—	(1,118,486)	—
Class R3	(875,456)	—	(1,102,923)	—	(1,287,203)	—
Class R4	(500,565)	—	(515,626)	—	(631,099)	—
Class R5	(358,437)	—	(882,566)	—	(1,173,544)	—
Class R6	(3,872,638)	—	(9,159,506)	—	(7,268,376)	—
Class 1	(341,594,813)	—	(852,825,679)	—	(713,637,053)	—
Class 5	—	—	(30,388,934)	—	(12,816,870)	—
From net investment income
Class A	—	(3,646,118)	—	(19,802,476)	—	(28,483,192)
Class B	—	(9,936)	—	(234,447)	—	(410,994)
Class C	—	(146,045)	—	(3,242,022)	—	(6,299,154)
Class I	—	(98,275)	—	(550,048)	—	(747,213)
Class R1	—	(26,086)	—	(154,438)	—	(204,760)
Class R2	—	(37,134)	—	(143,411)	—	(214,087)
Class R3	—	(50,744)	—	(132,784)	—	(226,587)
Class R4	—	(70,310)	—	(148,281)	—	(253,066)
Class R5	—	(68,461)	—	(317,544)	—	(361,493)
Class R6	—	(314,535)	—	(1,179,126)	—	(1,212,237)
Class 1	—	(37,942,285)	—	(150,224,009)	—	(192,067,901)
Class 5	—	—	—	(4,800,561)	—	(3,191,062)
From net realized gain
Class A	—	(39,385,250)	—	(116,759,804)	—	(100,770,250)
Class B	—	(800,649)	—	(3,118,726)	—	(2,562,018)
Class C	—	(11,769,057)	—	(43,127,064)	—	(39,489,874)
Class I	—	(774,499)	—	(2,616,580)	—	(2,531,067)
Class R1	—	(500,804)	—	(1,251,950)	—	(924,611)
Class R2	—	(454,536)	—	(916,237)	—	(792,379)
Class R3	—	(793,934)	—	(964,788)	—	(970,223)
Class R4	—	(639,842)	—	(777,551)	—	(729,505)
Class R5	—	(515,988)	—	(1,461,106)	—	(1,037,691)
Class R6	—	(2,275,330)	—	(5,273,023)	—	(3,980,157)
Class 1	—	(283,356,257)	—	(687,474,222)	—	(544,063,698)
Class 5	—	—	—	(21,309,492)	—	(9,039,027)
Total distributions	(411,156,918)	(383,676,075)	(1,097,406,567)	(1,065,979,690)	(917,903,334)	(940,562,246)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS	25

STATEMENTS OF CHANGES IN NET ASSETS

Continued
	Multimanager Lifestyle Aggressive Portfolio		Multimanager Lifestyle Growth Portfolio		Multimanager Lifestyle Balanced Portfolio
	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17
Portfolio share transactions
From portfolio share transactions	$(73,238,755)	$(208,805,463)	$(521,635,491)	$(856,881,292)	$(742,423,310)	(1,093,819,887)
Total increase (decrease)	(862,498,764)	279,828,566	(2,570,815,297)	333,130,123	(2,396,072,457)	(211,043,005)
Net assets
Beginning of year	4,280,604,278	4,000,775,712	12,899,679,912	12,566,549,789	12,765,979,950	12,977,022,955
End of year	$3,418,105,514	$4,280,604,278	$10,328,864,615	$12,899,679,912	$10,369,907,493	$12,765,979,950
Undistributed net investment income (loss)	(a)	—	(a)	—	(a)	—

(a)	Not applicable for December 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
26	JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

Continued

	Multimanager Lifestyle Moderate Portfolio		Multimanager Lifestyle Conservative Portfolio
	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17
Increase (decrease) in net assets
From operations
Net investment income	$83,315,294	$81,787,949	$67,974,796	$66,559,789
Net realized gain	165,950,322	160,963,712	49,367,464	57,944,633
Change in net unrealized appreciation (depreciation)	(417,709,977)	167,895,212	(206,978,404)	89,546,885
Increase (decrease) in net assets resulting from operations	(168,444,361)	410,646,873	(89,636,144)	214,051,307
Distributions to shareholders
From net investment income and net realized gain
Class A	(39,590,857)	—	(20,860,532)	—
Class B	(708,969)	—	(334,764)	—
Class C	(11,978,202)	—	(5,947,405)	—
Class I	(1,007,565)	—	(622,608)	—
Class R1	(316,963)	—	(237,034)	—
Class R2	(227,077)	—	(112,100)	—
Class R3	(335,571)	—	(132,417)	—
Class R4	(204,665)	—	(87,989)	—
Class R5	(456,067)	—	(180,532)	—
Class R6	(1,672,764)	—	(836,279)	—
Class 1	(152,722,250)	—	(69,386,676)	—
Class 5	(3,762,358)	—	—	—
From net investment income
Class A	—	(13,122,758)	—	(12,586,671)
Class B	—	(247,892)	—	(247,626)
Class C	—	(3,715,222)	—	(3,713,003)
Class I	—	(256,162)	—	(329,156)
Class R1	—	(97,985)	—	(114,893)
Class R2	—	(100,716)	—	(52,539)
Class R3	—	(102,218)	—	(87,356)
Class R4	—	(128,939)	—	(95,853)
Class R5	—	(213,977)	—	(142,590)
Class R6	—	(613,121)	—	(357,695)
Class 1	—	(62,035,952)	—	(49,052,835)
Class 5	—	(1,408,409)	—	—
From net realized gain
Class A	—	(28,906,924)	—	(7,289,747)
Class B	—	(825,491)	—	(201,255)
Class C	—	(12,558,582)	—	(3,130,221)
Class I	—	(586,806)	—	(176,714)
Class R1	—	(258,345)	—	(76,649)
Class R2	—	(186,763)	—	(24,432)
Class R3	—	(273,150)	—	(53,976)
Class R4	—	(209,322)	—	(50,582)
Class R5	—	(397,368)	—	(56,772)
Class R6	—	(1,036,595)	—	(188,692)
Class 1	—	(112,572,656)	—	(23,369,847)
Class 5	—	(2,594,852)	—	—
Total distributions	(212,983,308)	(242,450,205)	(98,738,336)	(101,399,104)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS	27

STATEMENTS OF CHANGES IN NET ASSETS

Continued
	Multimanager Lifestyle Moderate Portfolio		Multimanager Lifestyle Conservative Portfolio
	Year ended 12-31-18	Year ended 12-31-17	Year ended 12-31-18	Year ended 12-31-17
Portfolio share transactions
From portfolio share transactions	(328,205,952)	$(376,449,368)	$(340,224,242)	$(386,543,256)
Total decrease	(709,633,621)	(208,252,700)	(528,598,722)	(273,891,053)
Net assets
Beginning of year	3,801,595,893	4,009,848,593	2,872,645,717	3,146,536,770
End of year	$3,091,962,272	$3,801,595,893	$2,344,046,995	$2,872,645,717
Undistributed net investment income (loss)	(a)	—	(a)	—

(a)	Not applicable for December 31, 2018. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
28	JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
Multimanager Lifestyle Aggressive Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)[3]	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[4,5]	Expenses before reductions (%)[6]	Expenses including reductions (%)[6]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Multimanager Lifestyle Aggressive Portfolio
Class A
12-31-2018	16.52	0.12	(1.82)	(1.70)	(0.12)	(1.60)	(1.72)	13.10	(10.19)	0.56	0.48	0.72	439	22
12-31-2017	14.72	0.13	3.23	3.36	(0.13)	(1.43)	(1.56)	16.52	22.79	0.55	0.48	0.79	499	23
12-31-2016	14.87	0.12	0.91	1.03	(0.12)	(1.06)	(1.18)	14.72	6.92	0.53	0.47	0.78	419	31
12-31-2015	16.29	0.11	(0.34)	(0.23)	(0.10)	(1.09)	(1.19)	14.87	(1.54)	0.52	0.47	0.64	411	15
12-31-2014	15.94	0.10	0.60	0.70	(0.09)	(0.26)	(0.35)	16.29	4.39	0.53	0.47	0.59	393	18
Class B
12-31-2018	16.55	(0.03)	(1.78)	(1.81)	— [7]	(1.60)	(1.60)	13.14	(10.82)	1.26	1.18	(0.17)	6	22
12-31-2017	14.75	(0.02)	3.26	3.24	(0.01)	(1.43)	(1.44)	16.55	21.97	1.25	1.18	(0.10)	10	23
12-31-2016	14.90	(0.01)	0.93	0.92	(0.01)	(1.06)	(1.07)	14.75	6.15	1.23	1.19	(0.08)	12	31
12-31-2015	16.33	(0.04)	(0.32)	(0.36)	—	(1.07)	(1.07)	14.90	(2.31)	1.24	1.21	(0.26)	16	15
12-31-2014	15.98	(0.06)	0.63	0.57	—	(0.22)	(0.22)	16.33	3.58	1.28	1.26	(0.36)	22	18
Class C
12-31-2018	16.57	(0.02)	(1.80)	(1.82)	— [7]	(1.60)	(1.60)	13.15	(10.87)	1.26	1.18	(0.14)	91	22
12-31-2017	14.76	— [7]	3.25	3.25	(0.01)	(1.43)	(1.44)	16.57	22.03	1.25	1.18	(0.03)	148	23
12-31-2016	14.92	— [7]	0.91	0.91	(0.01)	(1.06)	(1.07)	14.76	6.07	1.23	1.19	0.01	155	31
12-31-2015	16.33	(0.02)	(0.32)	(0.34)	—	(1.07)	(1.07)	14.92	(2.19)	1.22	1.19	(0.11)	167	15
12-31-2014	15.99	(0.03)	0.60	0.57	—	(0.23)	(0.23)	16.33	3.56	1.23	1.21	(0.19)	169	18
Class I
12-31-2018	16.47	0.15	(1.81)	(1.66)	(0.17)	(1.60)	(1.77)	13.04	(9.98)	0.28	0.18	0.91	10	22
12-31-2017	14.67	0.22	3.19	3.41	(0.18)	(1.43)	(1.61)	16.47	23.20	0.24	0.17	1.33	10	23
12-31-2016	14.83	0.19	0.87	1.06	(0.16)	(1.06)	(1.22)	14.67	7.18	0.22	0.17	1.25	4	31
12-31-2015 [8]	17.07	0.28	(1.28)	(1.00)	(0.15)	(1.09)	(1.24)	14.83	(5.98) [9]	0.20 [10]	0.17 [10]	2.56 [10]	3	15 [11]
Class R1
12-31-2018	16.55	0.04	(1.81)	(1.77)	(0.06)	(1.60)	(1.66)	13.12	(10.58)	0.92	0.83	0.25	5	22
12-31-2017	14.74	0.05	3.26	3.31	(0.07)	(1.43)	(1.50)	16.55	22.44	0.89	0.82	0.33	6	23
12-31-2016	14.90	0.05	0.91	0.96	(0.06)	(1.06)	(1.12)	14.74	6.48	0.88	0.84	0.35	6	31
12-31-2015	16.32	0.02	(0.31)	(0.29)	(0.04)	(1.09)	(1.13)	14.90	(1.89)	0.89	0.86	0.12	7	15
12-31-2014	15.98	(0.03)	0.64	0.61	(0.01)	(0.26)	(0.27)	16.32	3.82	1.02	1.00	(0.18)	8	18
Class R2
12-31-2018	16.42	0.08	(1.79)	(1.71)	(0.11)	(1.60)	(1.71)	13.00	(10.28)	0.68	0.59	0.49	4	22
12-31-2017	14.64	0.07	3.25	3.32	(0.11)	(1.43)	(1.54)	16.42	22.67	0.64	0.57	0.41	6	23
12-31-2016	14.80	0.10	0.90	1.00	(0.10)	(1.06)	(1.16)	14.64	6.78	0.62	0.58	0.67	7	31
12-31-2015	16.22	0.07	(0.32)	(0.25)	(0.08)	(1.09)	(1.17)	14.80	(1.65)	0.65	0.60	0.44	5	15
12-31-2014	15.88	0.14	0.53	0.67	(0.07)	(0.26)	(0.33)	16.22	4.19	1.01	0.62	0.85	5	18
Class R3
12-31-2018	16.48	0.07	(1.81)	(1.74)	(0.08)	(1.60)	(1.68)	13.06	(10.46)	0.81	0.72	0.44	8	22
12-31-2017	14.68	0.23	3.09	3.32	(0.09)	(1.43)	(1.52)	16.48	22.58	0.80	0.73	1.38	10	23
12-31-2016	14.84	0.07	0.91	0.98	(0.08)	(1.06)	(1.14)	14.68	6.59	0.77	0.73	0.45	5	31
12-31-2015	16.27	0.06	(0.35)	(0.29)	(0.05)	(1.09)	(1.14)	14.84	(1.86)	0.81	0.78	0.34	6	15
12-31-2014	15.92	(0.01)	0.64	0.63	(0.02)	(0.26)	(0.28)	16.27	3.94	0.94	0.92	(0.06)	7	18
Class R4
12-31-2018	16.45	0.11	(1.78)	(1.67)	(0.15)	(1.60)	(1.75)	13.03	(10.08)	0.52	0.33	0.69	4	22
12-31-2017	14.66	0.16	3.21	3.37	(0.15)	(1.43)	(1.58)	16.45	22.98	0.50	0.33	1.00	8	23
12-31-2016	14.81	0.11	0.94	1.05	(0.14)	(1.06)	(1.20)	14.66	7.10	0.47	0.33	0.76	7	31
12-31-2015	16.24	0.10	(0.32)	(0.22)	(0.12)	(1.09)	(1.21)	14.81	(1.46)	0.51	0.38	0.60	6	15
12-31-2014	15.90	0.09	0.59	0.68	(0.08)	(0.26)	(0.34)	16.24	4.25	0.68	0.56	0.53	7	18
Class R5
12-31-2018	16.48	0.11	(1.76)	(1.65)	(0.18)	(1.60)	(1.78)	13.05	(9.91)	0.22	0.13	0.66	3	22
12-31-2017	14.68	0.17	3.24	3.41	(0.18)	(1.43)	(1.61)	16.48	23.25	0.20	0.13	1.04	7	23
12-31-2016	14.83	0.15	0.93	1.08	(0.17)	(1.06)	(1.23)	14.68	7.30	0.17	0.13	1.01	7	31
12-31-2015	16.26	0.13	(0.31)	(0.18)	(0.16)	(1.09)	(1.25)	14.83	(1.25)	0.19	0.16	0.81	8	15
12-31-2014	15.92	0.12	0.61	0.73	(0.13)	(0.26)	(0.39)	16.26	4.56	0.28	0.26	0.75	12	18
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO	29

Financial highlights continued
Multimanager Lifestyle Aggressive Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)[3]	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[4,5]	Expenses before reductions (%)[6]	Expenses including reductions (%)[6]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R6
12-31-2018	16.47	0.22	(1.86)	(1.64)	(0.19)	(1.60)	(1.79)	13.04	(9.87)	0.17	0.08	1.31	33	22
12-31-2017	14.67	0.25	3.17	3.42	(0.19)	(1.43)	(1.62)	16.47	23.32	0.15	0.08	1.51	29	23
12-31-2016	14.82	0.16	0.93	1.09	(0.18)	(1.06)	(1.24)	14.67	7.38	0.12	0.06	1.10	18	31
12-31-2015	16.23	0.18	(0.33)	(0.15)	(0.17)	(1.09)	(1.26)	14.82	(1.07)	0.13	0.06	1.12	21	15
12-31-2014	15.89	0.20	0.56	0.76	(0.16)	(0.26)	(0.42)	16.23	4.76	0.26	0.06	1.24	15	18
Class 1
12-31-2018	16.45	0.17	(1.82)	(1.65)	(0.18)	(1.60)	(1.78)	13.02	(9.92)	0.20	0.12	1.03	2,815	22
12-31-2017	14.65	0.18	3.24	3.42	(0.19)	(1.43)	(1.62)	16.45	23.31	0.19	0.12	1.08	3,548	23
12-31-2016	14.81	0.16	0.91	1.07	(0.17)	(1.06)	(1.23)	14.65	7.26	0.16	0.11	1.10	3,360	31
12-31-2015	16.22	0.16	(0.32)	(0.16)	(0.16)	(1.09)	(1.25)	14.81	(1.12)	0.14	0.11	0.94	3,560	15
12-31-2014	15.88	0.14	0.61	0.75	(0.15)	(0.26)	(0.41)	16.22	4.71	0.13	0.11	0.88	3,937	18

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Capital gain distributions may vary between classes due to expense differences applied to ordinary income distributions from underlying funds.
[4] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5] Does not reflect the effect of sales charges, if any.
[6] Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[7] Less than $0.005 per share.
[8] The inception date for Class I shares is 5-1-15.
[9] Not annualized.
[10] Annualized.
[11] Portfolio turnover is shown for the period from 1-1-15 to 12-31-15.
30	JOHN HANCOCK MULTIMANAGER LIFESTYLE AGGRESSIVE PORTFOLIO | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager Lifestyle Growth Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)[3]	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[4,5]	Expenses before reductions (%)[6]	Expenses including reductions (%)[6]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Multimanager Lifestyle Growth Portfolio
Class A
12-31-2018	16.16	0.20	(1.62)	(1.42)	(0.20)	(1.31)	(1.51)	13.23	(8.70)	0.55	0.48	1.22	1,502	20
12-31-2017	14.77	0.19	2.59	2.78	(0.20)	(1.19)	(1.39)	16.16	18.84	0.54	0.48	1.17	1,719	24
12-31-2016	14.89	0.18	0.82	1.00	(0.20)	(0.92)	(1.12)	14.77	6.69	0.52	0.47	1.19	1,587	28
12-31-2015	16.35	0.19	(0.41)	(0.22)	(0.19)	(1.05)	(1.24)	14.89	(1.45)	0.51	0.47	1.17	1,611	15
12-31-2014	16.09	0.19	0.54	0.73	(0.18)	(0.29)	(0.47)	16.35	4.48	0.52	0.47	1.14	1,535	16
Class B
12-31-2018	16.20	0.05	(1.57)	(1.52)	(0.09)	(1.31)	(1.40)	13.28	(9.33)	1.25	1.18	0.31	26	20
12-31-2017	14.82	0.05	2.61	2.66	(0.09)	(1.19)	(1.28)	16.20	17.94	1.24	1.18	0.31	46	24
12-31-2016	14.94	0.06	0.82	0.88	(0.08)	(0.92)	(1.00)	14.82	5.92	1.22	1.19	0.37	57	28
12-31-2015	16.39	0.05	(0.38)	(0.33)	(0.07)	(1.05)	(1.12)	14.94	(2.09)	1.22	1.19	0.30	76	15
12-31-2014	16.14	0.04	0.56	0.60	(0.06)	(0.29)	(0.35)	16.39	3.65	1.23	1.21	0.23	100	16
Class C
12-31-2018	16.18	0.06	(1.57)	(1.51)	(0.09)	(1.31)	(1.40)	13.27	(9.34)	1.25	1.18	0.38	414	20
12-31-2017	14.80	0.06	2.60	2.66	(0.09)	(1.19)	(1.28)	16.18	17.97	1.24	1.18	0.40	629	24
12-31-2016	14.92	0.07	0.81	0.88	(0.08)	(0.92)	(1.00)	14.80	5.93	1.22	1.19	0.45	670	28
12-31-2015	16.37	0.07	(0.40)	(0.33)	(0.07)	(1.05)	(1.12)	14.92	(2.09)	1.21	1.19	0.42	730	15
12-31-2014	16.12	0.06	0.54	0.60	(0.06)	(0.29)	(0.35)	16.37	3.66	1.22	1.20	0.38	739	16
Class I
12-31-2018	16.07	0.24	(1.60)	(1.36)	(0.25)	(1.31)	(1.56)	13.15	(8.37)	0.26	0.18	1.47	32	20
12-31-2017	14.69	0.29	2.53	2.82	(0.25)	(1.19)	(1.44)	16.07	19.20	0.23	0.17	1.78	38	24
12-31-2016	14.82	0.34	0.69	1.03	(0.24)	(0.92)	(1.16)	14.69	6.97	0.21	0.17	2.27	16	28
12-31-2015 [7]	16.97	0.23	(1.09)	(0.86)	(0.24)	(1.05)	(1.29)	14.82	(5.17) [8]	0.20 [9]	0.17 [9]	2.11 [9]	6	15 [10]
Class R1
12-31-2018	16.23	0.13	(1.60)	(1.47)	(0.15)	(1.31)	(1.46)	13.30	(9.00)	0.89	0.82	0.79	14	20
12-31-2017	14.83	0.13	2.61	2.74	(0.15)	(1.19)	(1.34)	16.23	18.45	0.87	0.82	0.79	18	24
12-31-2016	14.96	0.13	0.80	0.93	(0.14)	(0.92)	(1.06)	14.83	6.24	0.85	0.81	0.83	18	28
12-31-2015	16.41	0.13	(0.40)	(0.27)	(0.13)	(1.05)	(1.18)	14.96	(1.73)	0.86	0.83	0.76	20	15
12-31-2014	16.15	0.10	0.56	0.66	(0.11)	(0.29)	(0.40)	16.41	4.04	0.89	0.87	0.62	22	16
Class R2
12-31-2018	16.05	0.17	(1.59)	(1.42)	(0.19)	(1.31)	(1.50)	13.13	(8.78)	0.64	0.57	1.06	11	20
12-31-2017	14.68	0.14	2.61	2.75	(0.19)	(1.19)	(1.38)	16.05	18.71	0.64	0.58	0.86	13	24
12-31-2016	14.81	0.17	0.80	0.97	(0.18)	(0.92)	(1.10)	14.68	6.56	0.61	0.58	1.14	18	28
12-31-2015	16.27	0.18	(0.42)	(0.24)	(0.17)	(1.05)	(1.22)	14.81	(1.55)	0.62	0.59	1.09	15	15
12-31-2014	16.02	0.18	0.51	0.69	(0.15)	(0.29)	(0.44)	16.27	4.29	0.73	0.62	1.07	12	16
Class R3
12-31-2018	16.13	0.15	(1.59)	(1.44)	(0.17)	(1.31)	(1.48)	13.21	(8.87)	0.76	0.68	0.95	11	20
12-31-2017	14.75	0.17	2.57	2.74	(0.17)	(1.19)	(1.36)	16.13	18.54	0.78	0.73	1.05	14	24
12-31-2016	14.87	0.14	0.82	0.96	(0.16)	(0.92)	(1.08)	14.75	6.44	0.74	0.71	0.91	14	28
12-31-2015	16.33	0.12	(0.38)	(0.26)	(0.15)	(1.05)	(1.20)	14.87	(1.70)	0.77	0.74	0.71	18	15
12-31-2014	16.08	0.11	0.55	0.66	(0.12)	(0.29)	(0.41)	16.33	4.09	0.82	0.80	0.69	23	16
Class R4
12-31-2018	16.14	0.16	(1.55)	(1.39)	(0.23)	(1.31)	(1.54)	13.21	(8.56)	0.50	0.33	1.00	5	20
12-31-2017	14.75	0.19	2.62	2.81	(0.23)	(1.19)	(1.42)	16.14	19.03	0.48	0.32	1.19	11	24
12-31-2016	14.87	0.18	0.84	1.02	(0.22)	(0.92)	(1.14)	14.75	6.85	0.46	0.33	1.18	15	28
12-31-2015	16.33	0.18	(0.38)	(0.20)	(0.21)	(1.05)	(1.26)	14.87	(1.30)	0.47	0.34	1.10	19	15
12-31-2014	16.08	0.21	0.52	0.73	(0.19)	(0.29)	(0.48)	16.33	4.49	0.51	0.39	1.26	29	16
Class R5
12-31-2018	16.16	0.18	(1.54)	(1.36)	(0.26)	(1.31)	(1.57)	13.23	(8.35)	0.21	0.14	1.12	8	20
12-31-2017	14.77	0.24	2.60	2.84	(0.26)	(1.19)	(1.45)	16.16	19.22	0.18	0.13	1.46	22	24
12-31-2016	14.89	0.21	0.84	1.05	(0.25)	(0.92)	(1.17)	14.77	7.05	0.16	0.13	1.40	21	28
12-31-2015	16.35	0.22	(0.38)	(0.16)	(0.25)	(1.05)	(1.30)	14.89	(1.10)	0.16	0.14	1.34	28	15
12-31-2014	16.10	0.22	0.55	0.77	(0.23)	(0.29)	(0.52)	16.35	4.71	0.19	0.17	1.34	38	16
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO	31

Financial highlights continued
Multimanager Lifestyle Growth Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)[3]	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[4,5]	Expenses before reductions (%)[6]	Expenses including reductions (%)[6]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R6
12-31-2018	16.08	0.28	(1.63)	(1.35)	(0.27)	(1.31)	(1.58)	13.15	(8.34)	0.15	0.08	1.75	88	20
12-31-2017	14.70	0.33	2.51	2.84	(0.27)	(1.19)	(1.46)	16.08	19.30	0.14	0.08	2.00	78	24
12-31-2016	14.82	0.23	0.83	1.06	(0.26)	(0.92)	(1.18)	14.70	7.16	0.11	0.06	1.56	41	28
12-31-2015	16.28	0.27	(0.42)	(0.15)	(0.26)	(1.05)	(1.31)	14.82	(1.04)	0.11	0.06	1.63	47	15
12-31-2014	16.03	0.30	0.49	0.79	(0.25)	(0.29)	(0.54)	16.28	4.86	0.17	0.06	1.81	37	16
Class 1
12-31-2018	16.08	0.25	(1.60)	(1.35)	(0.26)	(1.31)	(1.57)	13.16	(8.31)	0.19	0.12	1.53	7,935	20
12-31-2017	14.70	0.24	2.59	2.83	(0.26)	(1.19)	(1.45)	16.08	19.26	0.17	0.12	1.50	9,997	24
12-31-2016	14.83	0.23	0.81	1.04	(0.25)	(0.92)	(1.17)	14.70	7.03	0.15	0.11	1.55	9,850	28
12-31-2015	16.28	0.24	(0.39)	(0.15)	(0.25)	(1.05)	(1.30)	14.83	(1.02)	0.13	0.11	1.46	10,420	15
12-31-2014	16.03	0.23	0.55	0.78	(0.24)	(0.29)	(0.53)	16.28	4.80	0.13	0.11	1.41	11,576	16
Class 5
12-31-2018	16.06	0.26	(1.61)	(1.35)	(0.27)	(1.31)	(1.58)	13.13	(8.34)	0.14	0.07	1.63	284	20
12-31-2017	14.68	0.26	2.58	2.84	(0.27)	(1.19)	(1.46)	16.06	19.34	0.12	0.07	1.63	314	24
12-31-2016	14.81	0.25	0.80	1.05	(0.26)	(0.92)	(1.18)	14.68	7.09	0.10	0.06	1.65	259	28
12-31-2015	16.26	0.26	(0.40)	(0.14)	(0.26)	(1.05)	(1.31)	14.81	(0.98)	0.08	0.06	1.57	243	15
12-31-2014	16.01	0.25	0.54	0.79	(0.25)	(0.29)	(0.54)	16.26	4.86	0.08	0.06	1.53	233	16

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Capital gain distributions may vary between classes due to expense differences applied to ordinary income distributions from underlying funds.
[4] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5] Does not reflect the effect of sales charges, if any.
[6] Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[7] The inception date for Class I shares is 5-1-15.
[8] Not annualized.
[9] Annualized.
[10] Portfolio turnover is shown for the period from 1-1-15 to 12-31-15.
32	JOHN HANCOCK MULTIMANAGER LIFESTYLE GROWTH PORTFOLIO | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager Lifestyle Balanced Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)[3]	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[4,5]	Expenses before reductions (%)[6]	Expenses including reductions (%)[6]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Multimanager Lifestyle Balanced Portfolio
Class A
12-31-2018	15.29	0.26	(1.30)	(1.04)	(0.27)	(0.92)	(1.19)	13.06	(6.79)	0.56	0.49	1.74	1,604	18
12-31-2017	14.32	0.24	1.88	2.12	(0.25)	(0.90)	(1.15)	15.29	14.79	0.54	0.48	1.57	1,841	27
12-31-2016	14.31	0.24	0.72	0.96	(0.25)	(0.70)	(0.95)	14.32	6.73	0.52	0.47	1.64	1,782	23
12-31-2015	15.55	0.27	(0.50)	(0.23)	(0.26)	(0.75)	(1.01)	14.31	(1.54)	0.51	0.47	1.69	1,843	13
12-31-2014	15.36	0.28	0.34	0.62	(0.27)	(0.16)	(0.43)	15.55	4.00	0.52	0.47	1.77	1,786	15
Class B
12-31-2018	15.28	0.13	(1.27)	(1.14)	(0.17)	(0.92)	(1.09)	13.05	(7.50)	1.26	1.19	0.87	28	18
12-31-2017	14.32	0.12	1.88	2.00	(0.14)	(0.90)	(1.04)	15.28	13.93	1.24	1.19	0.75	47	27
12-31-2016	14.31	0.12	0.74	0.86	(0.15)	(0.70)	(0.85)	14.32	5.99	1.22	1.19	0.83	59	23
12-31-2015	15.54	0.13	(0.46)	(0.33)	(0.15)	(0.75)	(0.90)	14.31	(2.20)	1.22	1.19	0.85	78	13
12-31-2014	15.35	0.13	0.37	0.50	(0.15)	(0.16)	(0.31)	15.54	3.21	1.24	1.22	0.85	98	15
Class C
12-31-2018	15.30	0.14	(1.29)	(1.15)	(0.17)	(0.92)	(1.09)	13.06	(7.48)	1.26	1.19	0.92	479	18
12-31-2017	14.33	0.13	1.88	2.01	(0.14)	(0.90)	(1.04)	15.30	13.99	1.24	1.19	0.81	718	27
12-31-2016	14.32	0.13	0.73	0.86	(0.15)	(0.70)	(0.85)	14.33	5.99	1.22	1.19	0.90	792	23
12-31-2015	15.55	0.15	(0.48)	(0.33)	(0.15)	(0.75)	(0.90)	14.32	(2.19)	1.21	1.19	0.95	876	13
12-31-2014	15.37	0.16	0.33	0.49	(0.15)	(0.16)	(0.31)	15.55	3.18	1.22	1.20	1.00	892	15
Class I
12-31-2018	15.20	0.31	(1.30)	(0.99)	(0.32)	(0.92)	(1.24)	12.97	(6.55)	0.27	0.19	2.05	40	18
12-31-2017	14.24	0.35	1.80	2.15	(0.29)	(0.90)	(1.19)	15.20	15.15	0.23	0.18	2.25	45	27
12-31-2016	14.24	0.35	0.65	1.00	(0.30)	(0.70)	(1.00)	14.24	7.01	0.21	0.17	2.42	17	23
12-31-2015 [7]	16.00	0.34	(1.08)	(0.74)	(0.27)	(0.75)	(1.02)	14.24	(4.70) [8]	0.20 [9]	0.17 [9]	3.26 [9]	6	13 [10]
Class R1
12-31-2018	15.22	0.20	(1.29)	(1.09)	(0.22)	(0.92)	(1.14)	12.99	(7.15)	0.91	0.84	1.31	13	18
12-31-2017	14.26	0.19	1.86	2.05	(0.19)	(0.90)	(1.09)	15.22	14.39	0.88	0.83	1.21	17	27
12-31-2016	14.25	0.19	0.72	0.91	(0.20)	(0.70)	(0.90)	14.26	6.39	0.86	0.83	1.28	16	23
12-31-2015	15.48	0.20	(0.48)	(0.28)	(0.20)	(0.75)	(0.95)	14.25	(1.86)	0.86	0.84	1.27	17	13
12-31-2014	15.30	0.19	0.35	0.54	(0.20)	(0.16)	(0.36)	15.48	3.52	0.92	0.91	1.22	20	15
Class R2
12-31-2018	15.20	0.25	(1.29)	(1.04)	(0.26)	(0.92)	(1.18)	12.98	(6.85)	0.66	0.59	1.62	12	18
12-31-2017	14.25	0.22	1.86	2.08	(0.23)	(0.90)	(1.13)	15.20	14.61	0.64	0.58	1.45	14	27
12-31-2016	14.24	0.23	0.72	0.95	(0.24)	(0.70)	(0.94)	14.25	6.66	0.61	0.58	1.57	16	23
12-31-2015	15.48	0.25	(0.50)	(0.25)	(0.24)	(0.75)	(0.99)	14.24	(1.66)	0.63	0.59	1.58	14	13
12-31-2014	15.29	0.29	0.30	0.59	(0.24)	(0.16)	(0.40)	15.48	3.87	0.79	0.62	1.86	10	15
Class R3
12-31-2018	15.25	0.23	(1.30)	(1.07)	(0.24)	(0.92)	(1.16)	13.02	(7.03)	0.78	0.72	1.52	16	18
12-31-2017	14.29	0.20	1.87	2.07	(0.21)	(0.90)	(1.11)	15.25	14.47	0.78	0.73	1.31	18	27
12-31-2016	14.28	0.20	0.72	0.92	(0.21)	(0.70)	(0.91)	14.29	6.48	0.75	0.72	1.38	22	23
12-31-2015	15.51	0.20	(0.46)	(0.26)	(0.22)	(0.75)	(0.97)	14.28	(1.75)	0.76	0.74	1.30	24	13
12-31-2014	15.33	0.20	0.36	0.56	(0.22)	(0.16)	(0.38)	15.51	3.64	0.80	0.78	1.27	30	15
Class R4
12-31-2018	15.26	0.27	(1.29)	(1.02)	(0.29)	(0.92)	(1.21)	13.03	(6.66)	0.51	0.35	1.79	7	18
12-31-2017	14.29	0.23	1.91	2.14	(0.27)	(0.90)	(1.17)	15.26	14.99	0.48	0.33	1.49	13	27
12-31-2016	14.28	0.24	0.74	0.98	(0.27)	(0.70)	(0.97)	14.29	6.90	0.46	0.33	1.68	21	23
12-31-2015	15.52	0.25	(0.46)	(0.21)	(0.28)	(0.75)	(1.03)	14.28	(1.42)	0.47	0.34	1.57	24	13
12-31-2014	15.33	0.28	0.35	0.63	(0.28)	(0.16)	(0.44)	15.52	4.12	0.49	0.37	1.78	40	15
Class R5
12-31-2018	15.28	0.30	(1.29)	(0.99)	(0.32)	(0.92)	(1.24)	13.05	(6.47)	0.21	0.14	1.98	13	18
12-31-2017	14.31	0.30	1.87	2.17	(0.30)	(0.90)	(1.20)	15.28	15.19	0.19	0.14	1.95	19	27
12-31-2016	14.30	0.27	0.74	1.01	(0.30)	(0.70)	(1.00)	14.31	7.10	0.16	0.13	1.86	17	23
12-31-2015	15.53	0.30	(0.47)	(0.17)	(0.31)	(0.75)	(1.06)	14.30	(1.16)	0.16	0.14	1.88	29	13
12-31-2014	15.35	0.31	0.34	0.65	(0.31)	(0.16)	(0.47)	15.53	4.25	0.19	0.17	1.96	41	15
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO	33

Financial highlights continued
Multimanager Lifestyle Balanced Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)[3]	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[4,5]	Expenses before reductions (%)[6]	Expenses including reductions (%)[6]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R6
12-31-2018	15.20	0.35	(1.33)	(0.98)	(0.33)	(0.92)	(1.25)	12.97	(6.45)	0.16	0.09	2.29	84	18
12-31-2017	14.24	0.35	1.82	2.17	(0.31)	(0.90)	(1.21)	15.20	15.27	0.14	0.08	2.29	73	27
12-31-2016	14.24	0.28	0.73	1.01	(0.31)	(0.70)	(1.01)	14.24	7.13	0.11	0.06	1.92	44	23
12-31-2015	15.47	0.35	(0.51)	(0.16)	(0.32)	(0.75)	(1.07)	14.24	(1.08)	0.11	0.06	2.27	66	13
12-31-2014	15.29	0.36	0.31	0.67	(0.33)	(0.16)	(0.49)	15.47	4.38	0.16	0.06	2.29	39	15
Class 1
12-31-2018	15.19	0.31	(1.29)	(0.98)	(0.33)	(0.92)	(1.25)	12.96	(6.50)	0.20	0.13	2.07	7,931	18
12-31-2017	14.24	0.29	1.86	2.15	(0.30)	(0.90)	(1.20)	15.19	15.14	0.17	0.12	1.90	9,797	27
12-31-2016	14.23	0.29	0.72	1.01	(0.30)	(0.70)	(1.00)	14.24	7.16	0.14	0.11	2.00	10,041	23
12-31-2015	15.46	0.31	(0.47)	(0.16)	(0.32)	(0.75)	(1.07)	14.23	(1.13)	0.13	0.11	1.99	10,678	13
12-31-2014	15.28	0.32	0.34	0.66	(0.32)	(0.16)	(0.48)	15.46	4.33	0.13	0.11	2.02	12,041	15
Class 5
12-31-2018	15.20	0.32	(1.30)	(0.98)	(0.33)	(0.92)	(1.25)	12.97	(6.44)	0.15	0.08	2.14	143	18
12-31-2017	14.24	0.31	1.86	2.17	(0.31)	(0.90)	(1.21)	15.20	15.27	0.12	0.07	2.00	165	27
12-31-2016	14.24	0.30	0.71	1.01	(0.31)	(0.70)	(1.01)	14.24	7.13	0.09	0.06	2.10	150	23
12-31-2015	15.47	0.33	(0.49)	(0.16)	(0.32)	(0.75)	(1.07)	14.24	(1.07)	0.08	0.06	2.09	141	13
12-31-2014	15.29	0.34	0.33	0.67	(0.33)	(0.16)	(0.49)	15.47	4.38	0.08	0.06	2.14	139	15

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Capital gain distributions may vary between classes due to expense differences applied to ordinary income distributions from underlying funds.
[4] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5] Does not reflect the effect of sales charges, if any.
[6] Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[7] The inception date for Class I shares is 5-1-15.
[8] Not annualized.
[9] Annualized.
[10] Portfolio turnover is shown for the period from 1-1-15 to 12-31-15.
34	JOHN HANCOCK MULTIMANAGER LIFESTYLE BALANCED PORTFOLIO | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Multimanager Lifestyle Moderate Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)[3]	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[4,5]	Expenses before reductions (%)[6]	Expenses including reductions (%)[6]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Multimanager Lifestyle Moderate Portfolio
Class A
12-31-2018	13.83	0.30	(1.01)	(0.71)	(0.31)	(0.54)	(0.85)	12.27	(5.19)	0.56	0.50	2.19	601	14
12-31-2017	13.30	0.27	1.14	1.41	(0.27)	(0.61)	(0.88)	13.83	10.64	0.55	0.49	1.90	693	28
12-31-2016	13.13	0.28	0.57	0.85	(0.29)	(0.39)	(0.68)	13.30	6.52	0.51	0.48	2.06	680	25
12-31-2015	14.11	0.31	(0.54)	(0.23)	(0.31)	(0.44)	(0.75)	13.13	(1.67)	0.51	0.47	2.21	680	11
12-31-2014	14.29	0.35	0.17	0.52	(0.33)	(0.37)	(0.70)	14.11	3.63	0.52	0.47	2.36	662	14
Class B
12-31-2018	13.82	0.18	(0.99)	(0.81)	(0.21)	(0.54)	(0.75)	12.26	(5.87)	1.26	1.20	1.32	12	14
12-31-2017	13.28	0.15	1.17	1.32	(0.17)	(0.61)	(0.78)	13.82	9.96	1.25	1.20	1.08	20	28
12-31-2016	13.13	0.17	0.56	0.73	(0.19)	(0.39)	(0.58)	13.28	5.61	1.21	1.19	1.27	25	25
12-31-2015	14.10	0.19	(0.51)	(0.32)	(0.21)	(0.44)	(0.65)	13.13	(2.33)	1.22	1.20	1.36	30	11
12-31-2014	14.28	0.21	0.20	0.41	(0.22)	(0.37)	(0.59)	14.10	2.84	1.25	1.24	1.43	39	14
Class C
12-31-2018	13.83	0.19	(1.00)	(0.81)	(0.21)	(0.54)	(0.75)	12.27	(5.86)	1.26	1.20	1.36	202	14
12-31-2017	13.30	0.16	1.15	1.31	(0.17)	(0.61)	(0.78)	13.83	9.87	1.25	1.20	1.12	299	28
12-31-2016	13.14	0.17	0.57	0.74	(0.19)	(0.39)	(0.58)	13.30	5.69	1.21	1.19	1.30	354	25
12-31-2015	14.11	0.21	(0.53)	(0.32)	(0.21)	(0.44)	(0.65)	13.14	(2.32)	1.21	1.19	1.46	392	11
12-31-2014	14.30	0.23	0.17	0.40	(0.22)	(0.37)	(0.59)	14.11	2.79	1.22	1.21	1.59	411	14
Class I
12-31-2018	13.78	0.37	(1.04)	(0.67)	(0.35)	(0.54)	(0.89)	12.22	(5.00)	0.28	0.20	2.70	15	14
12-31-2017	13.25	0.35	1.10	1.45	(0.31)	(0.61)	(0.92)	13.78	11.01	0.24	0.19	2.54	14	28
12-31-2016	13.09	0.37	0.51	0.88	(0.33)	(0.39)	(0.72)	13.25	6.78	0.20	0.18	2.77	5	25
12-31-2015 [7]	14.42	0.33	(0.92)	(0.59)	(0.30)	(0.44)	(0.74)	13.09	(4.13) [8]	0.19 [9]	0.17 [9]	3.55 [9]	2	11 [10]
Class R1
12-31-2018	13.81	0.25	(1.01)	(0.76)	(0.26)	(0.54)	(0.80)	12.25	(5.52)	0.89	0.82	1.85	5	14
12-31-2017	13.27	0.21	1.16	1.37	(0.22)	(0.61)	(0.83)	13.81	10.38	0.87	0.83	1.52	6	28
12-31-2016	13.12	0.22	0.57	0.79	(0.25)	(0.39)	(0.64)	13.27	6.03	0.84	0.82	1.67	7	25
12-31-2015	14.09	0.25	(0.53)	(0.28)	(0.25)	(0.44)	(0.69)	13.12	(1.99)	0.87	0.85	1.77	8	11
12-31-2014	14.28	0.24	0.20	0.44	(0.26)	(0.37)	(0.63)	14.09	3.07	1.01	1.00	1.65	8	14
Class R2
12-31-2018	13.78	0.26	(0.99)	(0.73)	(0.29)	(0.54)	(0.83)	12.22	(5.39)	0.67	0.61	1.91	3	14
12-31-2017	13.25	0.22	1.18	1.40	(0.26)	(0.61)	(0.87)	13.78	10.57	0.64	0.59	1.60	4	28
12-31-2016	13.09	0.26	0.57	0.83	(0.28)	(0.39)	(0.67)	13.25	6.35	0.60	0.58	1.98	7	25
12-31-2015	14.06	0.30	(0.54)	(0.24)	(0.29)	(0.44)	(0.73)	13.09	(1.72)	0.64	0.60	2.12	6	11
12-31-2014	14.25	0.36	0.13	0.49	(0.31)	(0.37)	(0.68)	14.06	3.41	1.02	0.62	2.50	4	14
Class R3
12-31-2018	13.80	0.27	(1.02)	(0.75)	(0.27)	(0.54)	(0.81)	12.24	(5.43)	0.79	0.72	1.95	5	14
12-31-2017	13.27	0.24	1.14	1.38	(0.24)	(0.61)	(0.85)	13.80	10.39	0.78	0.74	1.70	7	28
12-31-2016	13.11	0.24	0.57	0.81	(0.26)	(0.39)	(0.65)	13.27	6.18	0.74	0.72	1.78	8	25
12-31-2015	14.08	0.26	(0.52)	(0.26)	(0.27)	(0.44)	(0.71)	13.11	(1.89)	0.78	0.76	1.82	8	11
12-31-2014	14.27	0.27	0.19	0.46	(0.28)	(0.37)	(0.65)	14.08	3.16	0.89	0.87	1.82	10	14
Class R4
12-31-2018	13.78	0.29	(0.99)	(0.70)	(0.33)	(0.54)	(0.87)	12.21	(5.14)	0.52	0.36	2.11	3	14
12-31-2017	13.24	0.25	1.19	1.44	(0.29)	(0.61)	(0.90)	13.78	10.93	0.49	0.34	1.78	5	28
12-31-2016	13.09	0.28	0.57	0.85	(0.31)	(0.39)	(0.70)	13.24	6.53	0.45	0.34	2.07	8	25
12-31-2015	14.06	0.30	(0.51)	(0.21)	(0.32)	(0.44)	(0.76)	13.09	(1.50)	0.48	0.36	2.15	10	11
12-31-2014	14.25	0.34	0.18	0.52	(0.34)	(0.37)	(0.71)	14.06	3.60	0.57	0.45	2.36	14	14
Class R5
12-31-2018	13.79	0.32	(0.99)	(0.67)	(0.35)	(0.54)	(0.89)	12.23	(4.87)	0.21	0.15	2.37	6	14
12-31-2017	13.26	0.32	1.14	1.46	(0.32)	(0.61)	(0.93)	13.79	11.05	0.19	0.14	2.26	10	28
12-31-2016	13.10	0.31	0.58	0.89	(0.34)	(0.39)	(0.73)	13.26	6.82	0.15	0.13	2.31	9	25
12-31-2015	14.07	0.35	(0.53)	(0.18)	(0.35)	(0.44)	(0.79)	13.10	(1.29)	0.18	0.16	2.47	11	11
12-31-2014	14.26	0.36	0.18	0.54	(0.36)	(0.37)	(0.73)	14.07	3.78	0.27	0.26	2.45	12	14
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO	35

Financial highlights continued
Multimanager Lifestyle Moderate Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)[3]	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[4,5]	Expenses before reductions (%)[6]	Expenses including reductions (%)[6]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R6
12-31-2018	13.77	0.36	(1.02)	(0.66)	(0.36)	(0.54)	(0.90)	12.21	(4.91)	0.17	0.10	2.64	24	14
12-31-2017	13.24	0.31	1.16	1.47	(0.33)	(0.61)	(0.94)	13.77	11.14	0.15	0.09	2.20	25	28
12-31-2016	13.08	0.32	0.57	0.89	(0.34)	(0.39)	(0.73)	13.24	6.90	0.10	0.07	2.41	29	25
12-31-2015	14.05	0.38	(0.54)	(0.16)	(0.37)	(0.44)	(0.81)	13.08	(1.20)	0.11	0.06	2.74	30	11
12-31-2014	14.24	0.42	0.15	0.57	(0.39)	(0.37)	(0.76)	14.05	3.99	0.21	0.06	2.90	20	14
Class 1
12-31-2018	13.79	0.34	(1.01)	(0.67)	(0.35)	(0.54)	(0.89)	12.23	(4.94)	0.20	0.14	2.51	2,162	14
12-31-2017	13.26	0.31	1.15	1.46	(0.32)	(0.61)	(0.93)	13.79	11.07	0.18	0.13	2.23	2,657	28
12-31-2016	13.10	0.32	0.57	0.89	(0.34)	(0.39)	(0.73)	13.26	6.84	0.14	0.12	2.40	2,821	25
12-31-2015	14.07	0.35	(0.52)	(0.17)	(0.36)	(0.44)	(0.80)	13.10	(1.25)	0.13	0.11	2.50	3,005	11
12-31-2014	14.26	0.38	0.18	0.56	(0.38)	(0.37)	(0.75)	14.07	3.93	0.12	0.11	2.62	3,455	14
Class 5
12-31-2018	13.77	0.35	(1.01)	(0.66)	(0.36)	(0.54)	(0.90)	12.21	(4.82)	0.15	0.09	2.60	53	14
12-31-2017	13.24	0.33	1.14	1.47	(0.33)	(0.61)	(0.94)	13.77	11.14	0.13	0.08	2.33	62	28
12-31-2016	13.08	0.34	0.55	0.89	(0.34)	(0.39)	(0.73)	13.24	6.90	0.09	0.07	2.50	57	25
12-31-2015	14.06	0.37	(0.54)	(0.17)	(0.37)	(0.44)	(0.81)	13.08	(1.27)	0.08	0.06	2.61	52	11
12-31-2014	14.24	0.40	0.18	0.58	(0.39)	(0.37)	(0.76)	14.06	4.06	0.07	0.06	2.72	52	14

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Capital gain distributions may vary between classes due to expense differences applied to ordinary income distributions from underlying funds.
[4] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5] Does not reflect the effect of sales charges, if any.
[6] Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[7] The inception date for Class I shares is 5-1-15.
[8] Not annualized.
[9] Annualized.
[10] Portfolio turnover is shown for the period from 1-1-15 to 12-31-15.
36	JOHN HANCOCK MULTIMANAGER LIFESTYLE MODERATE PORTFOLIO | ANNUAL REPORT

Multimanager Lifestyle Conservative Portfolio
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)[3]	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[4,5]	Expenses before reductions (%)[6]	Expenses including reductions (%)[6]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Multimanager Lifestyle Conservative Portfolio
Class A
12-31-2018	13.06	0.31	(0.79)	(0.48)	(0.32)	(0.16)	(0.48)	12.10	(3.67)	0.57	0.51	2.44	526	11
12-31-2017	12.60	0.27	0.62	0.89	(0.27)	(0.16)	(0.43)	13.06	7.11	0.55	0.50	2.05	611	26
12-31-2016	12.42	0.29	0.38	0.67	(0.28)	(0.21)	(0.49)	12.60	5.40	0.51	0.48	2.26	607	23
12-31-2015	13.30	0.33	(0.56)	(0.23)	(0.33)	(0.32)	(0.65)	12.42	(1.74)	0.51	0.47	2.47	576	10
12-31-2014	13.68	0.37	0.10	0.47	(0.37)	(0.48)	(0.85)	13.30	3.44	0.53	0.47	2.67	600	22
Class B
12-31-2018	13.07	0.20	(0.77)	(0.57)	(0.23)	(0.16)	(0.39)	12.11	(4.35)	1.27	1.21	1.57	10	11
12-31-2017	12.61	0.16	0.64	0.80	(0.18)	(0.16)	(0.34)	13.07	6.35	1.25	1.21	1.24	17	26
12-31-2016	12.43	0.18	0.40	0.58	(0.19)	(0.21)	(0.40)	12.61	4.66	1.21	1.19	1.42	23	23
12-31-2015	13.30	0.22	(0.54)	(0.32)	(0.23)	(0.32)	(0.55)	12.43	(2.39)	1.22	1.20	1.64	30	10
12-31-2014	13.68	0.24	0.12	0.36	(0.26)	(0.48)	(0.74)	13.30	2.65	1.25	1.24	1.75	39	22
Class C
12-31-2018	13.06	0.21	(0.78)	(0.57)	(0.23)	(0.16)	(0.39)	12.10	(4.35)	1.27	1.21	1.64	180	11
12-31-2017	12.61	0.17	0.62	0.79	(0.18)	(0.16)	(0.34)	13.06	6.27	1.25	1.21	1.28	261	26
12-31-2016	12.42	0.19	0.40	0.59	(0.19)	(0.21)	(0.40)	12.61	4.74	1.21	1.19	1.48	310	23
12-31-2015	13.30	0.23	(0.56)	(0.33)	(0.23)	(0.32)	(0.55)	12.42	(2.47)	1.21	1.19	1.73	349	10
12-31-2014	13.68	0.27	0.09	0.36	(0.26)	(0.48)	(0.74)	13.30	2.66	1.23	1.21	1.91	378	22
Class I
12-31-2018	13.04	0.37	(0.81)	(0.44)	(0.36)	(0.16)	(0.52)	12.08	(3.39)	0.28	0.21	2.89	15	11
12-31-2017	12.58	0.32	0.61	0.93	(0.31)	(0.16)	(0.47)	13.04	7.44	0.24	0.20	2.42	15	26
12-31-2016	12.40	0.39	0.32	0.71	(0.32)	(0.21)	(0.53)	12.58	5.73	0.20	0.18	3.04	11	23
12-31-2015 [7]	13.49	0.34	(0.80)	(0.46)	(0.31)	(0.32)	(0.63)	12.40	(3.40) [8]	0.19 [9]	0.17 [9]	3.84 [9]	4	10 [10]
Class R1
12-31-2018	13.05	0.28	(0.80)	(0.52)	(0.28)	(0.16)	(0.44)	12.09	(4.01)	0.92	0.86	2.18	7	11
12-31-2017	12.59	0.21	0.64	0.85	(0.23)	(0.16)	(0.39)	13.05	6.74	0.89	0.85	1.62	6	26
12-31-2016	12.41	0.24	0.39	0.63	(0.24)	(0.21)	(0.45)	12.59	5.04	0.86	0.84	1.90	9	23
12-31-2015	13.29	0.26	(0.54)	(0.28)	(0.28)	(0.32)	(0.60)	12.41	(2.11)	0.87	0.86	1.95	8	10
12-31-2014	13.68	0.30	0.09	0.39	(0.30)	(0.48)	(0.78)	13.29	2.86	1.00	0.99	2.14	10	22
Class R2
12-31-2018	13.04	0.30	(0.79)	(0.49)	(0.31)	(0.16)	(0.47)	12.08	(3.77)	0.68	0.63	2.37	3	11
12-31-2017	12.59	0.23	0.64	0.87	(0.26)	(0.16)	(0.42)	13.04	6.91	0.63	0.58	1.73	2	26
12-31-2016	12.40	0.25	0.42	0.67	(0.27)	(0.21)	(0.48)	12.59	5.39	0.60	0.58	1.95	4	23
12-31-2015	13.28	0.31	(0.55)	(0.24)	(0.32)	(0.32)	(0.64)	12.40	(1.86)	0.65	0.61	2.31	5	10
12-31-2014	13.67	0.46	(0.02)	0.44	(0.35)	(0.48)	(0.83)	13.28	3.21	1.13	0.62	3.30	5	22
Class R3
12-31-2018	13.03	0.28	(0.78)	(0.50)	(0.30)	(0.16)	(0.46)	12.07	(3.86)	0.75	0.69	2.21	3	11
12-31-2017	12.57	0.23	0.64	0.87	(0.25)	(0.16)	(0.41)	13.03	6.91	0.73	0.69	1.79	5	26
12-31-2016	12.39	0.25	0.40	0.65	(0.26)	(0.21)	(0.47)	12.57	5.19	0.69	0.68	1.94	6	23
12-31-2015	13.26	0.27	(0.52)	(0.25)	(0.30)	(0.32)	(0.62)	12.39	(1.94)	0.76	0.75	2.04	8	10
12-31-2014	13.65	0.31	0.10	0.41	(0.32)	(0.48)	(0.80)	13.26	3.01	0.88	0.86	2.21	11	22
Class R4
12-31-2018	13.03	0.32	(0.78)	(0.46)	(0.34)	(0.16)	(0.50)	12.07	(3.54)	0.52	0.36	2.46	2	11
12-31-2017	12.58	0.27	0.63	0.90	(0.29)	(0.16)	(0.45)	13.03	7.20	0.49	0.35	2.09	4	26
12-31-2016	12.40	0.30	0.39	0.69	(0.30)	(0.21)	(0.51)	12.58	5.56	0.45	0.34	2.35	6	23
12-31-2015	13.27	0.31	(0.51)	(0.20)	(0.35)	(0.32)	(0.67)	12.40	(1.56)	0.50	0.38	2.37	6	10
12-31-2014	13.66	0.36	0.10	0.46	(0.37)	(0.48)	(0.85)	13.27	3.36	0.63	0.51	2.62	9	22
Class R5
12-31-2018	13.04	0.36	(0.79)	(0.43)	(0.37)	(0.16)	(0.53)	12.08	(3.34)	0.22	0.16	2.80	4	11
12-31-2017	12.58	0.30	0.64	0.94	(0.32)	(0.16)	(0.48)	13.04	7.49	0.20	0.16	2.33	5	26
12-31-2016	12.40	0.32	0.40	0.72	(0.33)	(0.21)	(0.54)	12.58	5.77	0.15	0.13	2.53	7	23
12-31-2015	13.28	0.36	(0.54)	(0.18)	(0.38)	(0.32)	(0.70)	12.40	(1.41)	0.18	0.16	2.70	8	10
12-31-2014	13.67	0.38	0.12	0.50	(0.41)	(0.48)	(0.89)	13.28	3.64	0.26	0.24	2.75	13	22
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO	37

Financial highlights continued
Multimanager Lifestyle Conservative Portfolio (continued)
Per share operating performance for a share outstanding throughout each period												Ratios and supplemental data
		Income (loss) from investment operations				Less distributions						Ratios to average net assets
Period ended	Net asset value, beginning of period ($)	Net investment income (loss) ($)[1,2]	Net realized and unrealized gain (loss) on investments ($)	Total from investment operations ($)	From net investment income ($)	From net realized gain ($)[3]	Total distributions ($)	Net asset value, end of period ($)	Total return (%)[4,5]	Expenses before reductions (%)[6]	Expenses including reductions (%)[6]	Net investment income (loss) (%)[2]	Net assets, end of period (in millions)	Portfolio turnover (%)
Class R6
12-31-2018	13.03	0.40	(0.83)	(0.43)	(0.37)	(0.16)	(0.53)	12.07	(3.30)	0.17	0.11	3.13	21	11
12-31-2017	12.57	0.33	0.62	0.95	(0.33)	(0.16)	(0.49)	13.03	7.56	0.15	0.10	2.53	16	26
12-31-2016	12.39	0.34	0.39	0.73	(0.34)	(0.21)	(0.55)	12.57	5.85	0.10	0.07	2.68	14	23
12-31-2015	13.27	0.39	(0.56)	(0.17)	(0.39)	(0.32)	(0.71)	12.39	(1.34)	0.13	0.06	2.95	13	10
12-31-2014	13.65	0.47	0.06	0.53	(0.43)	(0.48)	(0.91)	13.27	3.87	0.42	0.06	3.41	8	22
Class 1
12-31-2018	13.03	0.36	(0.79)	(0.43)	(0.37)	(0.16)	(0.53)	12.07	(3.33)	0.21	0.15	2.78	1,573	11
12-31-2017	12.58	0.31	0.62	0.93	(0.32)	(0.16)	(0.48)	13.03	7.43	0.18	0.14	2.37	1,931	26
12-31-2016	12.39	0.33	0.40	0.73	(0.33)	(0.21)	(0.54)	12.58	5.88	0.13	0.12	2.59	2,149	23
12-31-2015	13.27	0.37	(0.55)	(0.18)	(0.38)	(0.32)	(0.70)	12.39	(1.39)	0.13	0.11	2.79	2,241	10
12-31-2014	13.66	0.41	0.10	0.51	(0.42)	(0.48)	(0.90)	13.27	3.74	0.13	0.11	2.94	2,584	22

[1] Based on average daily shares outstanding.
[2] Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the portfolio invests.
[3] Capital gain distributions may vary between classes due to expense differences applied to ordinary income distributions from underlying funds.
[4] Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5] Does not reflect the effect of sales charges, if any.
[6] Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the portfolio.
[7] The inception date for Class I shares is 5-1-15.
[8] Not annualized.
[9] Annualized.
[10] Portfolio turnover is shown for the period from 1-1-15 to 12-31-15.
38	JOHN HANCOCK MULTIMANAGER LIFESTYLE CONSERVATIVE PORTFOLIO | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Funds II (the Trust) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). It is a series company with multiple investment series (the funds), five of which (collectively, Multimanager Lifestyle Portfolios, or the portfolios, and individually the portfolio) are presented in this report. The Multimanager Lifestyle Portfolios operate as "funds of funds", investing in Class NAV shares of affiliated underlying funds of the Trust, other funds in the John Hancock funds complex and other permitted investments, including other unaffiliated funds.

The portfolios may offer multiple classes of shares. The shares currently offered by the portfolios are detailed in the Statements of assets and liabilities. Class A and Class C are open to all investors. Class B shares are closed to new investors, subject to exceptions described in the portfolios' prospectus. Class I shares are offered to institutions and certain investors. Class R1, Class R2, Class R3, Class R4 and Class R5 shares are available only to certain retirement plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class 1 shares are offered only to certain affiliates of Manulife Financial Corporation (MFC). Class 5 shares are available only to the John Hancock Freedom 529 plans. Class B shares convert to Class A shares eight years after purchase. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

The investment objectives of the portfolios are as follows:

Multimanager Lifestyle Aggressive Portfolio

To seek long-term growth of capital. Current income is not a consideration.

Multimanager Lifestyle Growth Portfolio

To seek long-term growth of capital. Current income is also a consideration.

Multimanager Lifestyle Balanced Portfolio

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

Multimanager Lifestyle Moderate Portfolio

To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income.

Multimanager Lifestyle Conservative Portfolio

To seek a high level of current income with some consideration given to growth of capital.

The accounting policies of the John Hancock underlying funds in which the portfolios invest are outlined in the underlying funds' shareholder reports, which include the underlying funds' financial statements, available without charge by calling 800-344-1029 or visiting jhinvestments.com, or on the Securities and Exchange Commission (SEC) website at sec.gov. The underlying funds are not covered by this report.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The portfolios qualify as investment companies under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the portfolios:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the portfolios' Valuation Policies and Procedures.

In order to value the securities, the portfolios use the following valuation techniques: Investments by the portfolios in underlying affiliated funds and/or other open-end management investment companies are valued at their respective NAVs each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the portfolios' Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The portfolios use a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the portfolios' own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit

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quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of December 31, 2018, all investments held in the Multimanager Lifestyle Aggressive Portfolio are categorized as Level 1 under the hierarchy described above. All investments held in the Multimanager Lifestyle Growth Portfolio, Multimanager Lifestyle Balanced Portfolio, Multimanager Lifestyle Moderate Portfolio, and Multimanager Lifestyle Conservative Portfolio are categorized as Level 1, with the exception of U.S. Government securities which are categorized as Level 2, under the hierarchy described above.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Income and capital gain distributions from underlying funds are recorded on ex-date.

Line of credit. The portfolios may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the portfolios' custodian agreement, the custodian may loan money to the portfolios to make properly authorized payments. The portfolios are obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any portfolio property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The portfolios and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of other affiliated funds, the portfolios can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating portfolio based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statements of operations. For the year ended December 31, 2018, the portfolios had no borrowings under the line of credit.

Commitment fees for the year ended December 31, 2018 were as follows:

Portfolio	Commitment fee
Multimanager Lifestyle Aggressive Portfolio	$10,605
Multimanager Lifestyle Growth Portfolio	27,446
Multimanager Lifestyle Balanced Portfolio	26,903
Multimanager Lifestyle Moderate Portfolio	9,312
Multimanager Lifestyle Conservative Portfolio	7,384

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. Each portfolio intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2018, the portfolios have no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. Each portfolio's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

For federal income tax purposes, the costs of investments owned on December 31, 2018, including short-term investments, were as follows:

Portfolio	Aggregate cost	Unrealized appreciation	Unrealized (depreciation)	Net unrealized appreciation/ (depreciation)
Multimanager Lifestyle Aggressive Portfolio	$3,347,938,418	$239,778,628	($169,898,332)	$69,880,296
Multimanager Lifestyle Growth Portfolio	10,289,295,138	523,755,151	(484,784,117)	38,971,034
Multimanager Lifestyle Balanced Portfolio	10,483,299,232	341,217,930	(454,227,890)	(113,009,960)
Multimanager Lifestyle Moderate Portfolio	3,174,363,624	101,169,499	(183,178,973)	(82,009,474)
Multimanager Lifestyle Conservative Portfolio	2,441,535,377	38,482,088	(135,905,855)	(97,423,767)

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Multimanager Lifestyle Aggressive Portfolio and Multimanager Lifestyle Growth Portfolio generally declare and pay dividends and capital gain distributions, if any, at

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       40

least annually. The Multimanager Lifestyle Balanced Portfolio, Multimanager Lifestyle Moderate Portfolio and Multimanager Lifestyle Conservative Portfolio generally declare and pay dividends quarterly and capital gain distributions, if any, at least annually.

The tax character of distributions for the years ended December 31, 2018 and 2017 was as follows:

	2018 Distributions
Portfolio	Ordinary income	Long term capital gains	Total
Multimanager Lifestyle Aggressive Portfolio	$93,675,971	$317,480,947	$411,156,918
Multimanager Lifestyle Growth Portfolio	304,142,707	793,263,860	1,097,406,567
Multimanager Lifestyle Balanced Portfolio	329,189,207	588,714,127	917,903,334
Multimanager Lifestyle Moderate Portfolio	96,619,461	116,363,847	212,983,308
Multimanager Lifestyle Conservative Portfolio	72,002,274	26,736,062	98,738,336

	2017 Distributions
Portfolio	Ordinary income	Long term capital gains	Total
Multimanager Lifestyle Aggressive Portfolio	$125,934,962	$257,741,113	$383,676,075
Multimanager Lifestyle Growth Portfolio	394,340,792	671,638,898	1,065,979,690
Multimanager Lifestyle Balanced Portfolio	397,020,115	543,542,131	940,562,246
Multimanager Lifestyle Moderate Portfolio	119,736,570	122,713,635	242,450,205
Multimanager Lifestyle Conservative Portfolio	79,932,124	21,466,980	101,399,104

Distributions paid by the portfolios with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of December 31, 2018, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed ordinary income	Undistributed long term capital gains
Multimanager Lifestyle Aggressive Portfolio	—	$300,281,924
Multimanager Lifestyle Growth Portfolio	$144,821	735,911,374
Multimanager Lifestyle Balanced Portfolio	2,610,548	548,040,756
Multimanager Lifestyle Moderate Portfolio	538,459	104,558,650
Multimanager Lifestyle Conservative Portfolio	259,408	33,721,787

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the portfolios' financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the portfolios. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the portfolios. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the portfolios. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The portfolios have an investment management agreement with the Advisor under which the portfolios pay a daily management fee to the Advisor, equivalent on an annual basis, as detailed below. Aggregate net assets include the net assets of the portfolios and the net assets of similar funds of John Hancock Variable Insurance Trust (JHVIT) and net assets of similar funds of the Trust. During the year ended December 31, 2018, the Advisor had subadvisory agreements with John Hancock Asset Management a division of Manulife Asset Management (North America) Limited and John Hancock Asset Management a division of Manulife Asset Management (US) LLC, which are indirect wholly owned subsidiaries of MFC and affiliates of the Advisor. At its in-person meeting held on December 11-13, 2018, the Board of Trustees of the Trust approved the termination of John Hancock Asset Management a division of Manulife Asset Management (North America) Limited as a subadvisor of the portfolios, effective as of the close of business on December 31, 2018. John Hancock Asset Management a division of Manulife Asset Management (US) LLC will continue to operate as the subadvisor of the portfolios. The portfolios are not responsible for payment of the subadvisory fees.

Under the advisory agreement, the portfolios pay a daily management fee to the Advisor as outlined below:

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       41

	First $7.5 billion of aggregate net assets	Excess over $7.5 billion of aggregate net assets
Affiliated fund assets	0.05%	0.04%
Other assets	0.50%	0.49%

The advisory fee has two components: (a) a fee on assets invested in affiliated funds (Affiliated fund assets) and (b) a fee on assets not invested in affiliated funds (Other assets). Affiliated funds are any funds of the Trust, JHVIT (excluding 500 Index Trust, Total Bond Market Trust and International Equity Index Trust) and John Hancock Funds III.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class A and Class I shares of the portfolios to the extent they exceed 0.41% and 0.11%, respectively, of average net assets on an annualized basis attributable to the class (the class expense waiver). The class expense waiver expires on April 30, 2019, unless renewed by mutual agreement of the portfolios and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to reduce its management fee and/or make payment to each portfolio in an amount equal to the amount by which "Other expenses" of a portfolio exceed 0.05% of the average annual net assets (on an annualized basis) of the portfolio. "Other expenses" means all of the expenses of a portfolio, excluding certain expenses such as management fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the portfolio's business, class-specific expenses, underlying fund expenses (acquired fund fees), and short dividend expense. The current expense limitation agreement expires on April 30, 2019, unless renewed by mutual agreement of a portfolio and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Prior to May 1, 2018, the Advisor had contractually agreed to waive its advisory fees and/or reduce expenses by 0.002% of each portfolio's average net assets. This expense limitation agreement expired on April 30, 2018.

Additionally, the Advisor voluntarily agreed to waive its advisory fee for each portfolio so that the aggregate advisory fee retained by the Advisor with respect to both the portfolio and its underlying investments (after payment of subadvisory fees) does not exceed 0.50% of the portfolio's first $7.5 billion of average net assets and 0.49% of the portfolio's average net assets in excess of $7.5 billion. This voluntary waiver may be terminated at any time by the Advisor upon notice to the Trust.

For the year ended December 31, 2018, the expense reductions related to these agreements amounted to the following and are reflected as a reduction of the total expenses in the Statements of operations:

	Expense reimbursement by class
	Class A	Class B	Class C	Class I	Class R1	Class R2	Class R3	Class R4	Class R5	Class R6	Class 1	Class 5	Total
Multimanager Lifestyle Aggressive Portfolio	$429,650	$6,898	$104,876	$11,034	$5,236	$5,812	$7,535	$5,651	$4,594	$26,688	$2,890,652	—	$3,498,626
Multimanager Lifestyle Growth Portfolio	1,190,117	25,740	374,726	30,480	11,770	10,308	9,157	6,029	11,437	60,612	6,590,937	$222,717	8,544,030
Multimanager Lifestyle Balanced Portfolio	1,195,333	24,787	407,519	36,406	10,275	10,085	11,507	7,625	10,969	53,336	6,099,812	106,973	7,974,627
Multimanager Lifestyle Moderate Portfolio	405,631	9,623	155,216	9,836	3,526	2,799	3,654	2,594	5,053	15,456	1,509,074	35,836	2,158,298
Multimanager Lifestyle Conservative Portfolio	317,203	7,270	121,655	9,829	3,719	1,718	2,185	1,541	2,487	9,722	970,623	—	1,447,952

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2018 were equivalent to a net annual effective rate of the portfolios' average daily net assets as follows:

Portfolio	Annual effective rate	Portfolio	Annual effective rate
Multimanager Lifestyle Aggressive Portfolio	0.04%	Multimanager Lifestyle Moderate Portfolio	0.06%
Multimanager Lifestyle Growth Portfolio	0.05%	Multimanager Lifestyle Conservative Portfolio	0.07%
Multimanager Lifestyle Balanced Portfolio	0.06%

Accounting and legal services. Pursuant to a service agreement, the portfolios reimburse the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the portfolios, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2018 amounted to an annual rate of 0.01% of each portfolio's average daily net assets.

Distribution and service plans. The portfolios have a distribution agreement with the Distributor. The portfolios have adopted distribution and service plans with respect to Class A, Class B, Class C, Class R1, Class R2, Class R3, Class R4 and Class 1 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the portfolios. In addition, under a service plan for Class R1, Class R2, Class R3, Class R4 and Class R5 shares, the portfolios pay for certain other services. The portfolios may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the portfolios' shares:

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       42

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R3	0.50%	0.15%
Class B	1.00%	—	Class R4	0.25%	0.10%
Class C	1.00%	—	Class R5	—	0.05%
Class R1	0.50%	0.25%	Class 1	0.05%	—
Class R2	0.25%	0.25%

The portfolios' Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on April 30, 2019, unless renewed by mutual agreement of the portfolios and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to the following for the year ended December 31, 2018:

Portfolio	Class R4
Multimanager Lifestyle Aggressive Portfolio	$6,643
Multimanager Lifestyle Growth Portfolio	8,685
Multimanager Lifestyle Balanced Portfolio	11,466
Multimanager Lifestyle Moderate Portfolio	4,261
Multimanager Lifestyle Conservative Portfolio	2,785

Sales charges. Class A shares are assessed up-front sales charges of up to 5.00% of the net asset value of such shares. The following summarizes the net up-front sales charges received by the Distributor during the year ended December 31, 2018:

	Multimanager Lifestyle Aggressive Portfolio	Multimanager Lifestyle Growth Portfolio	Multimanager Lifestyle Balanced Portfolio	Multimanager Lifestyle Moderate Portfolio	Multimanager Lifestyle Conservative Portfolio
Net sales charges	$382,309	$1,261,337	$973,484	$329,053	$236,232
Retained for printing prospectus, advertising and sales literature	61,161	201,714	158,276	53,877	39,356
Sales commission to unrelated broker-dealers	300,551	1,004,700	762,744	267,527	188,780
Sales commission to affiliated sales personnel	20,597	54,923	52,464	7,649	8,096

Class A, Class B and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00%. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended December 31, 2018, CDSCs received by the Distributor were as follows:

Portfolio	Class A	Class B	Class C
Multimanager Lifestyle Aggressive Portfolio	$482	$1,965	$10,356
Multimanager Lifestyle Growth Portfolio	592	8,802	35,224
Multimanager Lifestyle Balanced Portfolio	3,870	11,611	29,559
Multimanager Lifestyle Moderate Portfolio	346	2,632	11,726
Multimanager Lifestyle Conservative Portfolio	1,416	5,887	8,636

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended December 31, 2018 were:

	Class	Distribution and service fees	Transfer agent fees
Multimanager Lifestyle Aggressive Portfolio	Class A	$1,505,659	$546,460
	Class B	81,253	8,823
	Class C	1,232,210	133,838
	Class I	—	13,759
	Class R1	45,860	759
	Class R2	34,544	844

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	Class	Distribution and service fees	Transfer agent fees
	Class R3	$56,693	$1,093
	Class R4	23,330	822
	Class R5	2,861	668
	Class R6	—	3,860
	Class 1	1,690,878	—
	Total	$4,673,288	$710,926
Multimanager Lifestyle Growth Portfolio	Class A	$5,072,370	$1,840,684
	Class B	369,063	40,068
	Class C	5,355,208	581,862
	Class I	—	45,129
	Class R1	123,691	2,080
	Class R2	71,624	1,819
	Class R3	78,398	1,616
	Class R4	30,432	1,072
	Class R5	8,607	2,033
	Class R6	—	10,643
	Class 1	4,689,681	—
	Total	$15,799,074	$2,527,006
Multimanager Lifestyle Balanced Portfolio	Class A	$5,374,387	$1,950,024
	Class B	374,259	40,636
	Class C	6,134,751	666,605
	Class I	—	56,302
	Class R1	115,076	1,912
	Class R2	75,060	1,876
	Class R3	107,662	2,138
	Class R4	40,635	1,421
	Class R5	8,502	2,043
	Class R6	—	9,888
	Class 1	4,575,333	—
	Total	$16,805,665	$2,732,845
Multimanager Lifestyle Moderate Portfolio	Class A	$1,987,225	$720,962
	Class B	157,930	17,145
	Class C	2,543,214	276,323
	Class I	—	16,264
	Class R1	41,497	715
	Class R2	23,134	568
	Class R3	37,085	741
	Class R4	14,998	527
	Class R5	3,955	1,025
	Class R6	—	3,127
	Class 1	1,233,185	—
	Total	$6,042,223	$1,037,397
Multimanager Lifestyle Conservative Portfolio	Class A	$1,715,447	$622,212
	Class B	131,405	14,259
	Class C	2,195,964	238,584
	Class I	—	17,696
	Class R1	49,846	831
	Class R2	15,810	385
	Class R3	22,696	488
	Class R4	9,755	344
	Class R5	2,264	557
	Class R6	—	2,182
	Class 1	875,066	—
	Total	$5,018,253	$897,538

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       44

Trustee expenses. The portfolios compensate each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the portfolios based on their net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Portfolio share transactions

Transactions in portfolios shares for the years ended December 31, 2018 and 2017 were as follows:

Multimanager Lifestyle Aggressive Portfolio

		Year ended 12-31-18		Year ended 12-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	5,005,281	$83,659,913	5,617,520	$91,981,847
Distributions reinvested	3,904,693	50,686,417	2,578,555	42,623,359
Repurchased	(5,560,419)	(92,372,129)	(6,456,267)	(105,416,080)
Net increase	3,349,555	$41,974,201	1,739,808	$29,189,126
Class B shares
Sold	10,382	$175,089	4,662	$74,260
Distributions reinvested	48,418	630,402	48,697	806,424
Repurchased	(228,756)	(3,799,387)	(271,069)	(4,406,913)
Net decrease	(169,956)	$(2,993,896)	(217,710)	$(3,526,229)
Class C shares
Sold	717,591	$11,848,750	749,533	$12,229,733
Distributions reinvested	759,435	9,896,129	712,525	11,806,499
Repurchased	(3,478,977)	(58,068,070)	(3,062,423)	(50,044,209)
Net decrease	(2,001,951)	$(36,323,191)	(1,600,365)	$(26,007,977)
Class I shares
Sold	570,790	$9,214,508	438,208	$7,062,073
Distributions reinvested	79,387	1,026,476	50,587	833,668
Repurchased	(497,115)	(8,177,374)	(181,937)	(2,975,221)
Net increase	153,062	$2,063,610	306,858	$4,920,520
Class R1 shares
Sold	73,828	$1,217,205	88,815	$1,421,357
Distributions reinvested	37,751	491,147	29,403	486,616
Repurchased	(128,503)	(2,154,883)	(167,378)	(2,736,947)
Net decrease	(16,924)	$(446,531)	(49,160)	$(828,974)
Class R2 shares
Sold	166,240	$2,726,387	168,708	$2,751,681
Distributions reinvested	27,353	352,575	12,094	198,705
Repurchased	(211,238)	(3,194,555)	(283,831)	(4,764,901)
Net decrease	(17,645)	$(115,593)	(103,029)	$(1,814,515)
Class R3 shares
Sold	133,061	$2,177,510	378,150	$6,590,339
Distributions reinvested	67,655	875,456	51,255	844,678
Repurchased	(218,430)	(3,658,034)	(174,111)	(2,811,122)
Net increase (decrease)	(17,714)	$(605,068)	255,294	$4,623,895
Class R4 shares
Sold	78,559	$1,299,557	152,919	$2,643,321
Distributions reinvested	38,773	500,565	43,144	710,152
Repurchased	(284,387)	(4,667,981)	(176,369)	(2,921,118)
Net increase (decrease)	(167,055)	$(2,867,859)	19,694	$432,355
Class R5 shares
Sold	52,409	$878,960	115,888	$1,887,685
Distributions reinvested	27,721	358,437	35,464	584,449
Repurchased	(256,726)	(4,280,254)	(200,358)	(3,292,457)
Net decrease	(176,596)	$(3,042,857)	(49,006)	$(820,323)

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       45

		Year ended 12-31-18		Year ended 12-31-17
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	920,501	$14,770,819	833,753	$14,064,504
Distributions reinvested	291,936	3,771,807	157,247	2,589,865
Repurchased	(406,865)	(6,730,289)	(467,291)	(7,492,057)
Net increase	805,572	$11,812,337	523,709	$9,162,312
Class 1 shares
Sold	1,841,987	$30,676,603	1,406,786	$22,745,635
Distributions reinvested	26,480,218	341,594,813	19,531,826	321,298,542
Repurchased	(27,857,276)	(454,965,324)	(34,586,204)	(568,179,830)
Net increase (decrease)	464,929	$(82,693,908)	(13,647,592)	$(224,135,653)
Total net increase (decrease)	2,205,277	$(73,238,755)	(12,821,499)	$(208,805,463)

Multimanager Lifestyle Growth Portfolio

		Year ended 12-31-18		Year ended 12-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	13,566,335	$220,103,002	15,165,500	$244,872,557
Distributions reinvested	11,607,763	152,413,451	8,326,828	134,561,591
Repurchased	(18,062,602)	(291,689,515)	(24,560,965)	(395,218,460)
Net increase (decrease)	7,111,496	$80,826,938	(1,068,637)	$(15,784,312)
Class B shares
Sold	19,695	$315,222	31,325	$506,733
Distributions reinvested	187,596	2,472,517	200,581	3,251,425
Repurchased	(1,043,432)	(16,885,582)	(1,290,765)	(20,875,884)
Net decrease	(836,141)	$(14,097,843)	(1,058,859)	$(17,117,726)
Class C shares
Sold	2,275,360	$36,586,796	2,992,558	$48,040,582
Distributions reinvested	2,970,660	39,095,976	2,821,341	45,677,535
Repurchased	(12,928,614)	(209,879,914)	(12,237,423)	(197,048,126)
Net decrease	(7,682,594)	$(134,197,142)	(6,423,524)	$(103,330,009)
Class I shares
Sold	1,115,018	$17,758,634	1,890,472	$30,401,836
Distributions reinvested	249,740	3,256,616	186,006	2,989,115
Repurchased	(1,284,318)	(20,402,249)	(837,229)	(13,601,187)
Net increase	80,440	$613,001	1,239,249	$19,789,764
Class R1 shares
Sold	129,466	$2,069,105	207,327	$3,319,334
Distributions reinvested	91,156	1,203,262	77,057	1,251,404
Repurchased	(319,273)	(5,216,319)	(344,535)	(5,595,453)
Net decrease	(98,651)	$(1,943,952)	(60,151)	$(1,024,715)
Class R2 shares
Sold	281,209	$4,522,766	309,784	$4,884,745
Distributions reinvested	70,987	924,958	43,353	695,821
Repurchased	(359,891)	(5,478,252)	(770,210)	(12,283,948)
Net decrease	(7,695)	$(30,528)	(417,073)	$(6,703,382)
Class R3 shares
Sold	126,727	$2,040,419	422,222	$7,134,166
Distributions reinvested	84,093	1,102,454	67,853	1,094,475
Repurchased	(254,887)	(4,169,864)	(540,507)	(8,748,630)
Net decrease	(44,067)	$(1,026,991)	(50,432)	$(519,989)

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       46

		Year ended 12-31-18		Year ended 12-31-17
	Shares	Amount	Shares	Amount
Class R4 shares
Sold	75,771	$1,198,403	181,095	$3,033,575
Distributions reinvested	39,331	515,626	57,363	925,832
Repurchased	(450,216)	(7,332,997)	(557,213)	(9,010,011)
Net decrease	(335,114)	$(5,618,968)	(318,755)	$(5,050,604)
Class R5 shares
Sold	171,555	$2,782,085	355,760	$5,768,965
Distributions reinvested	67,218	882,566	109,917	1,777,353
Repurchased	(944,511)	(15,440,417)	(573,327)	(9,414,525)
Net decrease	(705,738)	$(11,775,766)	(107,650)	$(1,868,207)
Class R6 shares
Sold	2,325,779	$36,633,747	2,815,654	$46,447,644
Distributions reinvested	679,726	8,870,428	401,253	6,452,149
Repurchased	(1,158,540)	(18,596,103)	(1,151,118)	(18,238,042)
Net increase	1,846,965	$26,908,072	2,065,789	$34,661,751
Class 1 shares
Sold	1,752,847	$27,929,570	1,429,243	$22,735,451
Distributions reinvested	65,350,627	852,825,679	52,095,661	837,698,231
Repurchased	(85,588,507)	(1,367,698,732)	(101,889,364)	(1,651,200,932)
Net decrease	(18,485,033)	$(486,943,483)	(48,364,460)	$(790,767,250)
Class 5 shares
Sold	743,672	$12,003,031	951,268	$15,271,925
Distributions reinvested	2,332,228	30,388,934	1,625,782	26,110,053
Repurchased	(1,036,831)	(16,740,794)	(647,517)	(10,548,591)
Net increase	2,039,069	$25,651,171	1,929,533	$30,833,387
Total net decrease	(17,117,063)	$(521,635,491)	(52,634,970)	$(856,881,292)

Multimanager Lifestyle Balanced Portfolio

		Year ended 12-31-18		Year ended 12-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	14,916,689	$227,148,507	17,131,269	$263,047,925
Distributions reinvested	10,214,207	134,332,387	8,343,537	127,664,279
Repurchased	(22,678,041)	(344,436,680)	(29,466,158)	(451,038,779)
Net increase (decrease)	2,452,855	$17,044,214	(3,991,352)	$(60,326,575)
Class B shares
Sold	17,654	$264,354	16,349	$251,046
Distributions reinvested	162,440	2,114,489	189,939	2,902,963
Repurchased	(1,107,214)	(16,856,261)	(1,281,000)	(19,654,113)
Net decrease	(927,120)	$(14,477,418)	(1,074,712)	$(16,500,104)
Class C shares
Sold	2,239,461	$33,986,628	2,847,965	$43,610,005
Distributions reinvested	2,840,001	36,990,090	2,967,164	45,407,794
Repurchased	(15,332,800)	(233,032,868)	(14,183,453)	(217,530,769)
Net decrease	(10,253,338)	$(162,056,150)	(8,368,324)	$(128,512,970)
Class I shares
Sold	1,565,698	$23,681,102	2,581,334	$39,547,914
Distributions reinvested	255,564	3,353,342	200,493	3,050,707
Repurchased	(1,674,302)	(25,074,865)	(1,024,366)	(15,696,069)
Net increase	146,960	$1,959,579	1,757,461	$26,902,552

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       47

		Year ended 12-31-18		Year ended 12-31-17
	Shares	Amount	Shares	Amount
Class R1 shares
Sold	174,728	$2,617,260	312,969	$4,720,455
Distributions reinvested	63,351	824,941	55,706	848,312
Repurchased	(375,631)	(5,698,203)	(384,680)	(5,843,892)
Net decrease	(137,552)	$(2,256,002)	(16,005)	$(275,125)
Class R2 shares
Sold	266,193	$4,019,398	314,730	$4,778,514
Distributions reinvested	47,859	624,769	31,619	481,011
Repurchased	(328,250)	(4,773,719)	(513,861)	(7,740,860)
Net decrease	(14,198)	$(129,552)	(167,512)	$(2,481,335)
Class R3 shares
Sold	254,807	$3,852,643	592,798	$9,367,871
Distributions reinvested	98,479	1,286,478	78,138	1,192,000
Repurchased	(308,321)	(4,682,395)	(1,019,609)	(15,605,771)
Net increase (decrease)	44,965	$456,726	(348,673)	$(5,045,900)
Class R4 shares
Sold	122,788	$1,861,415	233,604	$3,561,182
Distributions reinvested	47,701	631,165	64,351	982,571
Repurchased	(508,472)	(7,563,106)	(869,858)	(13,436,185)
Net decrease	(337,983)	$(5,070,526)	(571,903)	$(8,892,432)
Class R5 shares
Sold	251,771	$3,840,483	420,562	$6,472,850
Distributions reinvested	88,687	1,173,544	91,468	1,398,996
Repurchased	(579,922)	(8,916,645)	(457,341)	(7,058,888)
Net increase (decrease)	(239,464)	$(3,902,618)	54,689	$812,958
Class R6 shares
Sold	2,295,750	$34,264,888	3,024,727	$47,044,927
Distributions reinvested	545,484	7,144,134	341,326	5,189,355
Repurchased	(1,115,839)	(16,819,588)	(1,678,034)	(25,532,920)
Net increase	1,725,395	$24,589,434	1,688,019	$26,701,362
Class 1 shares
Sold	2,059,788	$31,096,621	2,759,688	$42,257,757
Distributions reinvested	54,369,764	713,637,053	48,413,429	736,131,599
Repurchased	(89,576,646)	(1,344,211,841)	(111,555,142)	(1,708,781,600)
Net decrease	(33,147,094)	$(599,478,167)	(60,382,025)	$(930,392,244)
Class 5 shares
Sold	396,893	$6,031,942	399,935	$6,136,748
Distributions reinvested	976,090	12,816,870	803,817	12,230,089
Repurchased	(1,184,612)	(17,951,642)	(923,929)	(14,176,911)
Net increase	188,371	$897,170	279,823	$4,189,926
Total net decrease	(40,498,203)	$(742,423,310)	(71,140,514)	$(1,093,819,887)

Multimanager Lifestyle Moderate Portfolio

		Year ended 12-31-18		Year ended 12-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	6,261,722	$85,509,436	8,789,068	$123,137,817
Distributions reinvested	3,075,587	38,273,933	2,931,465	40,629,430
Repurchased	(10,414,177)	(141,999,306)	(12,766,591)	(178,192,591)
Net decrease	(1,076,868)	$(18,215,937)	(1,046,058)	$(14,425,344)

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       48

		Year ended 12-31-18		Year ended 12-31-17
	Shares	Amount	Shares	Amount
Class B shares
Sold	22,428	$301,685	15,356	$210,668
Distributions reinvested	53,916	665,535	70,758	978,476
Repurchased	(524,639)	(7,173,568)	(545,365)	(7,628,688)
Net decrease	(448,295)	$(6,206,348)	(459,251)	$(6,439,544)
Class C shares
Sold	1,164,939	$15,837,574	1,329,883	$18,567,591
Distributions reinvested	938,816	11,594,296	1,135,537	15,724,675
Repurchased	(7,278,118)	(99,116,861)	(7,471,515)	(104,498,128)
Net decrease	(5,174,363)	$(71,684,991)	(5,006,095)	$(70,205,862)
Class I shares
Sold	816,947	$11,078,145	1,008,829	$14,041,839
Distributions reinvested	75,161	931,102	55,646	767,942
Repurchased	(673,446)	(9,109,164)	(423,057)	(5,899,022)
Net increase	218,662	$2,900,083	641,418	$8,910,759
Class R1 shares
Sold	65,884	$892,201	96,322	$1,336,115
Distributions reinvested	19,991	247,514	20,474	283,026
Repurchased	(120,839)	(1,644,507)	(206,501)	(2,853,837)
Net decrease	(34,964)	$(504,792)	(89,705)	$(1,234,696)
Class R2 shares
Sold	92,857	$1,256,203	174,742	$2,409,926
Distributions reinvested	10,795	134,354	13,221	182,765
Repurchased	(201,008)	(2,632,744)	(408,144)	(5,691,898)
Net decrease	(97,356)	$(1,242,187)	(220,181)	$(3,099,207)
Class R3 shares
Sold	83,707	$1,145,416	180,953	$2,583,411
Distributions reinvested	27,108	335,570	27,161	375,368
Repurchased	(155,986)	(2,114,727)	(311,289)	(4,303,484)
Net decrease	(45,171)	$(633,741)	(103,175)	$(1,344,705)
Class R4 shares
Sold	54,317	$737,203	151,489	$2,123,279
Distributions reinvested	16,409	204,666	24,489	338,261
Repurchased	(202,403)	(2,749,415)	(432,763)	(6,123,485)
Net decrease	(131,677)	$(1,807,546)	(256,785)	$(3,661,945)
Class R5 shares
Sold	97,465	$1,329,128	170,056	$2,379,183
Distributions reinvested	36,501	456,067	44,247	611,345
Repurchased	(312,330)	(4,255,019)	(206,669)	(2,897,287)
Net increase (decrease)	(178,364)	$(2,469,824)	7,634	$93,241
Class R6 shares
Sold	781,496	$10,501,113	705,875	$9,868,960
Distributions reinvested	132,094	1,641,835	119,324	1,646,556
Repurchased	(715,152)	(9,652,740)	(1,252,502)	(17,547,735)
Net increase (decrease)	198,438	$2,490,208	(427,303)	$(6,032,219)
Class 1 shares
Sold	3,339,747	$45,301,495	1,234,967	$17,288,322
Distributions reinvested	12,261,352	152,722,250	12,637,330	174,608,608
Repurchased	(31,493,653)	(426,711,802)	(33,947,036)	(474,087,600)
Net decrease	(15,892,554)	$(228,688,057)	(20,074,739)	$(282,190,670)

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       49

		Year ended 12-31-18		Year ended 12-31-17
	Shares	Amount	Shares	Amount
Class 5 shares
Sold	224,234	$3,040,370	372,117	$5,184,343
Distributions reinvested	302,638	3,762,358	289,965	4,003,261
Repurchased	(655,534)	(8,945,548)	(429,047)	(6,006,780)
Net increase (decrease)	(128,662)	$(2,142,820)	233,035	$3,180,824
Total net decrease	(22,791,174)	$(328,205,952)	(26,801,205)	$(376,449,368)

Multimanager Lifestyle Conservative Portfolio

		Year ended 12-31-18		Year ended 12-31-17
	Shares	Amount	Shares	Amount
Class A shares
Sold	6,269,097	$80,252,643	9,427,193	$122,760,783
Distributions reinvested	1,634,854	20,144,015	1,462,009	19,077,400
Repurchased	(11,217,371)	(143,732,492)	(12,270,255)	(159,711,625)
Net decrease	(3,313,420)	$(43,335,834)	(1,381,053)	$(17,873,442)
Class B shares
Sold	28,331	$362,681	19,696	$256,259
Distributions reinvested	24,772	304,179	30,473	397,788
Repurchased	(522,407)	(6,700,403)	(576,101)	(7,511,063)
Net decrease	(469,304)	$(6,033,543)	(525,932)	$(6,857,016)
Class C shares
Sold	998,289	$12,759,779	1,579,318	$20,573,457
Distributions reinvested	413,425	5,071,680	444,969	5,808,094
Repurchased	(6,515,151)	(83,437,151)	(6,635,568)	(86,483,398)
Net decrease	(5,103,437)	$(65,605,692)	(4,611,281)	$(60,101,847)
Class I shares
Sold	832,943	$10,624,093	694,997	$9,009,024
Distributions reinvested	45,809	563,609	37,733	491,323
Repurchased	(750,944)	(9,615,472)	(494,484)	(6,413,392)
Net increase	127,808	$1,572,230	238,246	$3,086,955
Class R1 shares
Sold	178,120	$2,277,230	192,017	$2,485,272
Distributions reinvested	17,444	214,090	13,009	169,665
Repurchased	(130,251)	(1,669,429)	(435,045)	(5,615,254)
Net increase (decrease)	65,313	$821,891	(230,019)	$(2,960,317)
Class R2 shares
Sold	143,907	$1,872,181	146,463	$1,915,979
Distributions reinvested	7,317	90,042	4,259	55,505
Repurchased	(89,017)	(1,125,381)	(343,515)	(4,469,196)
Net increase (decrease)	62,207	$836,842	(192,793)	$(2,497,712)
Class R3 shares
Sold	45,374	$579,872	58,832	$761,809
Distributions reinvested	10,785	132,417	10,862	141,313
Repurchased	(120,162)	(1,537,459)	(195,489)	(2,521,587)
Net decrease	(64,003)	$(825,170)	(125,795)	$(1,618,465)
Class R4 shares
Sold	21,515	$276,373	109,850	$1,440,080
Distributions reinvested	7,126	87,988	11,255	146,435
Repurchased	(194,103)	(2,497,408)	(274,952)	(3,577,065)
Net decrease	(165,462)	$(2,133,047)	(153,847)	$(1,990,550)

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       50

		Year ended 12-31-18		Year ended 12-31-17
	Shares	Amount	Shares	Amount
Class R5 shares
Sold	83,855	$1,075,980	255,897	$3,348,110
Distributions reinvested	14,648	180,533	15,313	199,362
Repurchased	(122,754)	(1,578,445)	(476,382)	(6,221,805)
Net decrease	(24,251)	$(321,932)	(205,172)	$(2,674,333)
Class R6 shares
Sold	961,369	$12,314,648	488,641	$6,385,157
Distributions reinvested	68,089	835,773	41,986	546,387
Repurchased	(500,567)	(6,391,514)	(408,238)	(5,288,747)
Net increase	528,891	$6,758,907	122,389	$1,642,797
Class 1 shares
Sold	2,819,392	$35,885,441	2,820,163	$36,906,219
Distributions reinvested	5,631,660	69,386,676	5,562,856	72,422,682
Repurchased	(26,366,755)	(337,231,011)	(31,030,758)	(404,028,227)
Net decrease	(17,915,703)	$(231,958,894)	(22,647,739)	$(294,699,326)
Total net decrease	(26,271,361)	$(340,224,242)	(29,712,996)	$(386,543,256)

Affiliates of the portfolios owned 3% of Class R6 shares in Multimanager Lifestyle Conservative Portfolio, 1% of Class R6 shares in Multimanager Lifestyle Aggressive Portfolio, Multimanager Lifestyle Growth Portfolio, Multimanager Lifestyle Balanced Portfolio and Multimanager Lifestyle Moderate Portfolio, 100% of Class 1 shares in each of the portfolios and 100% of Class 5 shares of Multimanager Lifestyle Growth Portfolio, Multimanager Lifestyle Balanced Portfolio and Multimanager Lifestyle Moderate Portfolio on December 31, 2018. Such concentration of shareholders' capital could have a material effect on the portfolio if such shareholders redeem from the portfolio.

Note 6 — Purchase and sale of securities

The following summarizes the purchases and sales of the underlying funds of the portfolios for the year ended December 31, 2018:

Portfolio	Purchases	Sales
Multimanager Lifestyle Aggressive Portfolio	$895,598,515	$977,825,244
Multimanager Lifestyle Growth Portfolio	2,420,675,944	3,074,872,300
Multimanager Lifestyle Balanced Portfolio	2,130,839,178	3,075,845,727
Multimanager Lifestyle Moderate Portfolio	506,745,285	906,066,319
Multimanager Lifestyle Conservative Portfolio	278,540,616	671,172,447

Note 7 — Investment in affiliated underlying funds

The portfolios invest primarily in affiliated underlying funds that are managed by the Advisor and its affiliates. The portfolios do not invest in the affiliated underlying funds for the purpose of exercising management or control; however, a portfolio's investment may represent a significant portion of each underlying fund's net assets. At December 31, 2018, the following portfolios held 5% or more of the net assets of the underlying funds shown below:

Portfolio	Affiliated Class NAV	Percentage of underlying fund net assets
Multimanager Lifestyle Aggressive Portfolio
	JHF Global Focused Strategies Fund	99.2%
	JHF Global Thematic Opportunities Fund	21.3%
	JHF II Technical Opportunities	18.9%
	JHF Greater China Opportunities Fund	18.2%
	JHF II Health Sciences Fund	17.0%
	JHF II International Strategic Equity Allocation Fund	16.8%
	JHF II Science & Technology Fund	15.9%
	JHF II Small Cap Stock Fund	15.9%
	JHF II Mid Value Fund	15.7%
	JHF Value Equity Fund	15.7%
	JHF II U.S. Strategic Equity Allocation Fund	14.4%
	JHF II Emerging Markets Fund	14.3%
	JHF II International Growth Stock Fund	13.7%
	JHF II International Small Cap Fund	13.7%
	JHF II Equity-Income Fund	12.9%

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       51

Portfolio	Affiliated Class NAV	Percentage of underlying fund net assets
	JHF II International Small Company Fund	12.4%
	JHF Diversified Real Assets Fund	12.2%
	JHF II International Value Fund	12.1%
	JHF II Small Company Value Fund	11.9%
	JHF II Mid Cap Stock Fund	11.7%
	JHF II Small Cap Value Fund	10.4%
	JHF Emerging Markets Equity Fund	10.3%
	JHF II Small Cap Growth Fund	10.3%
	JHF II Capital Appreciation Value	9.3%
	JHF II Global Equity Fund	8.5%
	JHF Financial Industries Fund	8.0%
	JHF II Capital Appreciation Fund	7.9%
	JHF II Fundamental Global Franchise Fund	7.4%
	JHF Disciplined Value International Fund	7.2%
	JHF Small Cap Core Fund	6.8%
	JHF II New Opportunities Fund	6.6%
	JHF II Blue Chip Growth Fund	6.4%
Multimanager Lifestyle Growth Portfolio
	JHF Global Thematic Opportunities Fund	51.9%
	JHF II Technical Opportunities	46.2%
	JHF II International Strategic Equity Allocation Fund	44.0%
	JHF II U.S. Strategic Equity Allocation Fund	39.3%
	JHF Value Equity Fund	38.2%
	JHF II Mid Value Fund	37.6%
	JHF II International Growth Stock Fund	37.4%
	JHF II Science & Technology Fund	36.3%
	JHF II Health Sciences Fund	35.5%
	JHF II International Small Cap Fund	32.3%
	JHF II Small Cap Stock Fund	31.8%
	JHF II Equity-Income Fund	31.6%
	JHF Diversified Real Assets Fund	31.4%
	JHF II Capital Appreciation Value	29.0%
	JHF II International Small Company Fund	28.6%
	JHF II International Value Fund	28.3%
	JHF II Mid Cap Stock Fund	27.6%
	JHF II Emerging Markets Fund	27.5%
	JHF II Global Equity Fund	26.5%
	JHF II Fundamental Global Franchise Fund	26.1%
	JHF II Small Company Value Fund	24.8%
	JHF II Emerging Markets Debt Fund	22.7%
	JHF II Small Cap Value Fund	21.5%
	JHF II Small Cap Growth Fund	21.0%
	JHF Financial Industries Fund	20.5%
	JHF Emerging Markets Equity Fund	20.3%
	JHF Global Short Duration Credit Fund	20.0%
	JHF Disciplined Value International Fund	19.8%
	JHF II Asia Pacific Total Return Bond Fund	19.7%
	JHF II Capital Appreciation Fund	19.6%
	JHF II Spectrum Income Fund	17.3%
	JHF II Real Return Bond Fund	16.5%
	JHF Small Cap Core Fund	15.7%
	JHF II Blue Chip Growth Fund	15.5%
	JHF II New Opportunities Fund	15.2%
	JHF II Total Return Fund	15.1%
	JHF II U.S. High Yield Bond Fund	14.1%
	JHF II Short Duration Credit Opportunities Fund	12.5%
	JHF II Global Bond Fund	12.2%

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       52

Portfolio	Affiliated Class NAV	Percentage of underlying fund net assets
	JHF II Floating Rate Income Fund	11.7%
	JHF II Absolute Return Currency Fund	10.3%
	JHF II Short Term Government Income Fund	7.8%
	JHF Fundamental Large Cap Core Fund	7.7%
	JHF III Global Shareholder Yield Fund	6.9%
	JHF II High Yield Fund	6.5%
	JHF High Yield Fund	6.5%
	JHF II Core Bond Fund	5.9%
Multimanager Lifestyle Balanced Portfolio
	JHF Global Short Duration Credit Fund	39.2%
	JHF II Spectrum Income Fund	38.6%
	JHF II U.S. Strategic Equity Allocation Fund	36.9%
	JHF II Total Return Fund	35.6%
	JHF II Emerging Markets Debt Fund	35.2%
	JHF II Real Return Bond Fund	34.4%
	JHF II Asia Pacific Total Return Bond Fund	33.4%
	JHF II Short Duration Credit Opportunities Fund	31.3%
	JHF II Fundamental Global Franchise Fund	30.5%
	JHF II Capital Appreciation Value	29.7%
	JHF II International Strategic Equity Allocation Fund	29.0%
	JHF II U.S. High Yield Bond Fund	27.7%
	JHF Value Equity Fund	27.2%
	JHF Global Thematic Opportunities Fund	26.4%
	JHF Diversified Real Assets Fund	26.2%
	JHF II Health Sciences Fund	25.9%
	JHF II Global Equity Fund	25.5%
	JHF II Small Cap Stock Fund	25.3%
	JHF II International Growth Stock Fund	25.1%
	JHF II Floating Rate Income Fund	25.0%
	JHF II Science & Technology Fund	24.5%
	JHF II Mid Value Fund	24.5%
	JHF II Technical Opportunities	23.5%
	JHF II Equity-Income Fund	23.1%
	JHF II Global Bond Fund	20.6%
	JHF II International Value Fund	20.3%
	JHF II International Small Cap Fund	20.0%
	JHF II Small Company Value Fund	19.8%
	JHF II Mid Cap Stock Fund	18.1%
	JHF II International Small Company Fund	18.1%
	JHF II Emerging Markets Fund	17.1%
	JHF Financial Industries Fund	16.8%
	JHF II Small Cap Value Fund	16.5%
	JHF II Small Cap Growth Fund	16.3%
	JHF II Capital Appreciation Fund	14.5%
	JHF II Core Bond Fund	13.7%
	JHF Disciplined Value International Fund	13.0%
	JHF Emerging Markets Equity Fund	13.0%
	JHF II High Yield Fund	12.8%
	JHF High Yield Fund	12.8%
	JHF II Blue Chip Growth Fund	11.4%
	JHF II Absolute Return Currency Fund	11.3%
	JHF II Short Term Government Income Fund	10.6%
	JHF Small Cap Core Fund	9.3%
	JHF II Strategic Income Opportunities Fund	9.0%
	JHF II New Opportunities Fund	9.0%
	JHF III Global Shareholder Yield Fund	6.8%
	JHF Fundamental Large Cap Core Fund	5.7%

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       53

Portfolio	Affiliated Class NAV	Percentage of underlying fund net assets
Multimanager Lifestyle Moderate Portfolio
	JHF II Asia Pacific Total Return Bond Fund	18.2%
	JHF II Total Return Fund	18.0%
	JHF II Global Bond Fund	17.5%
	JHF II Core Bond Fund	15.7%
	JHF Global Short Duration Credit Fund	15.1%
	JHF II Real Return Bond Fund	14.3%
	JHF II Spectrum Income Fund	13.9%
	JHF II Emerging Markets Debt Fund	13.7%
	JHF II Short Duration Credit Opportunities Fund	11.5%
	JHF II U.S. High Yield Bond Fund	10.9%
	JHF II Floating Rate Income Fund	10.6%
	JHF II Fundamental Global Franchise Fund	10.0%
	JHF Enduring Assets Fund	9.7%
	JHF II Capital Appreciation Value	8.8%
	JHF II Global Equity Fund	7.9%
	JHF II U.S. Strategic Equity Allocation Fund	7.2%
	JHF II International Strategic Equity Allocation Fund	6.7%
	JHF II Small Cap Value Fund	6.2%
	JHF Diversified Real Assets Fund	6.1%
	JHF II Small Cap Stock Fund	5.2%
	JHF II High Yield Fund	5.0%
	JHF High Yield Fund	5.0%
Multimanager Lifestyle Conservative Portfolio
	JHF II Short Term Government Income Fund	31.5%
	JHF Enduring Assets Fund	25.6%
	JHF II Global Bond Fund	20.5%
	JHF II Total Return Fund	17.2%
	JHF II Real Return Bond Fund	15.6%
	JHF II Core Bond Fund	14.9%
	JHF II Asia Pacific Total Return Bond Fund	14.6%
	JHF II Spectrum Income Fund	12.0%
	JHF II Short Duration Credit Opportunities Fund	11.6%
	JHF Global Short Duration Credit Fund	11.5%
	JHF II Emerging Markets Debt Fund	11.4%
	JHF II Floating Rate Income Fund	10.4%
	JHF II U.S. High Yield Bond Fund	7.1%
	JHF II Absolute Return Currency Fund	5.4%
	JHF II Fundamental Global Franchise Fund	5.0%

Information regarding each portfolio's purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the portfolios from their investments in affiliated underlying funds during the period is as follows:

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)*	Change in unrealized appreciation (depreciation)	Ending value
Multimanager Lifestyle Aggressive Portfolio
Absolute Return Currency	3,845,473	514,234	(1,915,902)	2,443,805	$167,985	—	($489,748)	($1,466,393)	$22,605,197
Blue Chip Growth	4,106,103	3,291,209	(1,106,363)	6,290,949	—	$15,395,648	7,411,826	(33,580,657)	215,402,087
Capital Appreciation	9,045,651	2,789,662	(2,001,171)	9,834,142	212,597	21,646,745	2,537,385	(25,087,260)	128,827,257
Capital Appreciation Value	15,640,509	1,883,289	(3,386,078)	14,137,720	4,159,095	14,391,302	1,598,949	(18,116,167)	141,235,826
Disciplined Value	7,904,850	712,644	(1,033,252)	7,584,242	2,128,959	11,076,329	2,545,845	(29,444,514)	136,061,303
Disciplined Value International	2,339,490	5,898,218	(231,706)	8,006,002	1,533,597	2,540,178	(462,593)	(16,487,156)	88,946,678
Diversified Real Assets	—	15,374,146	(2,366,591)	13,007,555	2,389,495	1,011,975	(431,852)	(16,691,315)	113,686,030
Emerging Markets	14,118,221	1,571,289	(632,701)	15,056,809	2,635,095	—	128,003	(30,043,959)	150,869,230

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       54

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)*	Change in unrealized appreciation (depreciation)	Ending value
Emerging Markets Equity	14,048,386	2,095,471	(406,237)	15,737,620	$1,299,354	$9,672,710	$471,017	($40,785,759)	$146,989,367
Equity Income	10,891,023	1,384,677	(1,429,720)	10,845,980	4,345,124	17,586,735	1,406,554	(41,781,666)	176,030,259
Financial Industries	3,756,721	265,984	(419,301)	3,603,404	684,204	3,608,785	743,946	(14,748,511)	56,573,448
Fundamental Global Franchise	2,937,509	378,021	(471,882)	2,843,648	190,953	3,407,639	637,125	(7,483,227)	27,668,695
Fundamental Large Cap Core	3,673,868	654,813	(352,341)	3,976,340	1,062,276	17,790,638	515,511	(42,673,642)	154,679,612
Global Equity	6,225,184	483,547	(811,905)	5,896,826	1,360,041	2,832,795	63,549	(10,806,629)	57,494,050
Global Focused Strategies	4,786,311	129,503	(1,623,288)	3,292,526	397,515	49,784	(827,205)	(1,695,363)	30,258,314
Global Real Estate	2,160,135	48,862	(2,208,997)	—	—	—	5,876,921	(6,720,705)	—
Global Shareholder Yield	3,898,740	385,671	(681,638)	3,602,773	1,473,149	952,138	108,578	(6,428,545)	36,315,948
Global Thematic Opportunities	—	1,068,000	—	1,068,000	—	—	—	(256,320)	10,423,680
Greater China Opportunities	683,212	119,512	(346,928)	455,796	62,400	1,038,697	1,211,602	(3,875,756)	8,455,007
Health Sciences	13,229,069	735,662	(3,093,803)	10,870,928	—	2,823,077	(2,347,230)	1,327,626	43,918,549
International Growth	5,093,219	1,315,240	(411,125)	5,997,334	1,476,951	2,506,330	972,925	(20,755,423)	141,956,903
International Growth Stock	8,369,711	248,347	(2,797,453)	5,820,605	1,222,853	1,408,449	1,805,475	(21,543,784)	67,460,813
International Small Cap	3,795,091	850,560	(299,487)	4,346,164	1,186,080	9,879,864	566,124	(26,671,815)	67,191,688
International Small Company	6,585,169	966,735	(209,019)	7,342,885	1,058,324	5,391,622	886,162	(24,299,043)	68,876,263
International Strategic Equity Allocation	30,210,085	5,757,117	(3,766,659)	32,200,543	7,072,493	37,464,342	(1,029,255)	(93,093,054)	267,586,514
International Value	8,587,823	283,151	(668,604)	8,202,370	2,766,122	—	298,756	(24,794,571)	116,391,632
International Value Equity	9,094,914	225,556	(9,320,470)	—	307,699	—	3,959,625	(11,071,554)	—
Mid Cap Stock	8,795,055	1,741,493	(1,280,188)	9,256,360	—	29,587,957	1,525,883	(31,018,259)	161,616,038
Mid Value	13,385,781	1,567,203	(697,138)	14,255,846	1,934,495	14,217,924	(941,025)	(38,608,029)	189,887,874
Natural Resources	5,012,980	66,796	(5,079,776)	—	—	—	(2,139,173)	994,389	—
New Opportunities	1,330,077	276,776	(106,411)	1,500,442	158,991	5,271,355	(41,710)	(10,271,219)	29,978,824
Real Estate Equity	2,079,084	173,227	(2,252,311)	—	—	—	3,903,059	(5,669,170)	—
Science & Technology	9,206,860	4,241,956	(2,396,519)	11,052,297	—	12,400,046	(10,769,374)	(949,027)	33,820,030
Seaport Long/Short	1,548,162	54,778	(284,056)	1,318,884	—	463,706	149,093	(1,224,147)	13,808,718
Small Cap Core	3,009,562	174,708	(54,965)	3,129,305	112,297	1,552,438	(128,931)	(8,368,955)	30,573,307
Small Cap Growth	1,871,984	487,189	(195,066)	2,164,107	—	8,199,903	(909,031)	(12,041,138)	31,249,707
Small Cap Stock	3,879,758	1,065,977	(717,335)	4,228,400	—	7,024,894	1,173,372	(9,651,020)	30,359,915
Small Cap Value	2,528,648	161,950	(239,319)	2,451,279	390,212	1,760,954	(559,032)	(7,759,902)	43,093,482
Small Company Value	1,253,623	136,939	(174,790)	1,215,772	193,877	2,777,693	(382,597)	(6,666,237)	26,746,974
Technical Opportunities	8,204,066	2,369,721	(2,575,173)	7,998,614	242,516	18,884,460	4,943,245	(25,388,859)	65,908,578
U.S. Quality Growth	8,339,794	1,625,098	(9,964,892)	—	—	26,895,372	43,051,275	(47,208,286)	—
U.S. Strategic Equity Allocation	24,164,352	6,966,959	(6,712,080)	24,419,231	3,505,127	46,630,206	10,086,690	(68,808,600)	206,586,691
Value Equity	8,019,069	724,616	(1,000,573)	7,743,112	1,371,438	5,200,873	994,430	(16,965,859)	78,282,863
					$47,101,314	$363,343,563	$78,114,169	($858,679,480)	$3,417,817,351
Multimanager Lifestyle Growth Portfolio
Absolute Return Currency	21,149,186	1,293,994	(8,376,004)	14,067,176	$971,638	—	($3,541,716)	($7,112,142)	$130,121,375
Asia Pacific Total Return Bond	7,950,902	295,947	(1,811,724)	6,435,125	1,976,046	—	(936,344)	(1,891,874)	59,975,364
Blue Chip Growth	9,932,591	7,885,419	(2,695,275)	15,122,735	—	$37,009,409	22,658,856	(83,838,817)	517,802,444
Bond	21,811,661	1,937,748	(5,154,847)	18,594,562	12,296,088	—	(3,508,616)	(11,610,412)	282,823,288
Capital Appreciation	21,999,975	7,829,285	(5,335,131)	24,494,129	529,115	53,874,817	9,925,831	(66,832,382)	320,873,096

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       55

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)*	Change in unrealized appreciation (depreciation)	Ending value
Capital Appreciation Value	48,148,635	6,029,391	(9,896,650)	44,281,376	$12,917,404	$44,696,809	$8,546,189	($59,812,560)	$442,370,946
Core Bond	9,267,370	303,964	(2,161,919)	7,409,415	2,884,208	—	(1,347,763)	(2,456,106)	92,765,874
Disciplined Value	19,278,039	2,005,976	(2,545,355)	18,738,660	5,260,095	27,366,685	6,192,420	(72,125,668)	336,171,553
Disciplined Value International	5,477,191	16,708,738	(250,107)	21,935,822	4,125,526	6,833,330	(180,011)	(43,996,354)	243,706,983
Diversified Real Assets	—	38,120,822	(4,681,415)	33,439,407	6,141,642	2,601,047	(317,523)	(43,264,986)	292,260,419
Emerging Markets	27,738,584	3,048,662	(1,802,997)	28,984,249	5,072,540	—	4,277,293	(62,071,793)	290,422,175
Emerging Markets Debt	19,205,787	5,919,180	(1,051,534)	24,073,433	9,903,147	—	(581,370)	(20,076,295)	210,642,538
Emerging Markets Equity	27,601,377	4,214,333	(910,849)	30,904,861	2,551,616	18,994,852	1,433,577	(79,812,346)	288,651,400
Equity Income	26,546,168	3,336,336	(3,241,466)	26,641,038	10,531,170	43,198,390	3,631,542	(102,288,677)	432,384,051
Financial Industries	9,721,292	809,090	(1,236,361)	9,294,021	1,764,723	9,307,900	2,439,304	(38,284,554)	145,916,126
Floating Rate Income	19,968,624	944,883	(4,606,404)	16,307,103	7,122,039	—	(673,852)	(6,809,151)	130,946,041
Fundamental Global Franchise	10,182,177	1,371,196	(1,439,596)	10,113,777	679,147	12,119,679	1,298,321	(25,677,752)	98,407,051
Fundamental Large Cap Core	8,138,460	1,237,062	(870,588)	8,504,934	2,272,086	38,052,133	2,571,073	(92,466,163)	330,841,939
Global Absolute Return Strategies	19,924,399	106,489	(16,930,876)	3,100,012	—	—	(8,571,191)	(1,244,134)	31,000,116
Global Bond	3,015,918	98,027	(699,892)	2,414,053	435,902	—	516,242	(1,529,485)	29,982,539
Global Equity	19,121,647	1,484,695	(2,176,898)	18,429,444	4,202,767	8,753,838	664,423	(33,581,292)	179,687,077
Global Income	4,656,364	106,457	(4,762,821)	—	972,097	—	(2,870,712)	858,585	—
Global Real Estate	6,520,139	—	(6,520,139)	—	—	—	27,483,000	(30,051,419)	—
Global Shareholder Yield	14,243,604	1,028,293	(1,879,545)	13,392,352	5,308,037	3,490,737	2,484,091	(25,549,435)	134,994,908
Global Short Duration Credit	6,104,801	1,425,236	(1,645,461)	5,884,576	3,026,402	—	(1,936,959)	(1,903,657)	50,018,898
Global Thematic Opportunities	—	2,605,000	—	2,605,000	—	—	—	(625,199)	25,424,803
Health Sciences	27,020,669	2,563,632	(6,902,877)	22,681,424	—	5,787,062	(1,524,376)	(485,564)	91,632,953
High Yield (JHAM)	17,089,734	1,051,762	(3,709,606)	14,431,890	3,207,536	—	(1,743,786)	(2,758,818)	46,326,366
High Yield (WAMCO)	3,736,561	213,757	(754,084)	3,196,234	1,666,864	—	875,025	(3,429,802)	23,492,322
International Growth	11,664,145	3,530,847	(1,124,192)	14,070,800	3,430,354	5,821,179	2,992,457	(47,871,135)	333,055,847
International Growth Stock	22,345,837	655,981	(7,118,899)	15,882,919	3,299,353	3,800,107	3,913,459	(56,111,578)	184,083,028
International Small Cap	8,734,499	2,076,996	(566,451)	10,245,044	2,742,450	22,844,180	3,155,978	(62,660,157)	158,388,385
International Small Company	15,155,935	2,423,496	(639,605)	16,939,826	2,441,522	12,438,318	2,668,617	(56,263,437)	158,895,564
International Strategic Equity Allocation	77,174,085	14,657,226	(7,654,594)	84,176,717	18,221,955	96,525,166	961,694	(240,711,453)	699,508,519
International Value	19,713,545	690,872	(1,246,752)	19,157,665	6,340,788	—	1,524,111	(57,302,936)	271,847,261
International Value Equity	25,842,009	211,671	(26,053,680)	—	863,136	—	9,238,836	(29,189,791)	—
Mid Cap Stock	20,766,525	4,166,988	(3,083,797)	21,849,716	—	68,820,483	5,954,938	(74,038,536)	381,496,047
Mid Value	31,595,038	4,279,547	(1,846,731)	34,027,854	4,581,133	33,669,867	(1,500,729)	(92,431,224)	453,251,013
Natural Resources	11,462,991	—	(11,462,991)	—	—	—	(6,730,432)	4,124,828	—
New Opportunities	3,001,738	679,689	(240,258)	3,441,169	364,636	12,089,524	(33,782)	(23,609,319)	68,754,558
Real Estate Equity	6,285,370	—	(6,285,370)	—	—	—	28,170,611	(33,367,573)	—
Real Return Bond	20,508,465	786,343	(4,427,599)	16,867,209	7,176,384	—	(2,295,837)	(10,121,166)	175,924,992
Science & Technology	20,220,287	10,131,541	(5,155,639)	25,196,189	—	28,169,493	(22,948,148)	(3,856,664)	77,100,338
Seaport Long/Short	2,680,401	78,219	(435,583)	2,323,037	—	809,044	294,507	(2,141,451)	24,322,198
Short Duration Credit Opportunities	13,296,613	1,648,275	(3,295,346)	11,649,542	4,935,717	—	(1,906,617)	(4,912,583)	106,826,296
Short Term Government Income	3,582,564	64,646	(852,401)	2,794,809	483,674	—	(143,057)	(128,449)	25,991,725
Small Cap Core	6,792,029	603,703	(234,164)	7,161,568	255,135	$3,527,078	(323,336)	(18,981,246)	69,968,519

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       56

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)*	Change in unrealized appreciation (depreciation)	Ending value
Small Cap Growth	3,675,383	1,031,214	(303,814)	4,402,783	—	$15,913,478	($778,256)	($24,245,421)	$63,576,183
Small Cap Stock	7,577,929	2,245,147	(1,351,979)	8,471,097	—	14,073,540	2,063,251	(19,054,208)	60,822,477
Small Cap Value	5,011,759	419,283	(388,284)	5,042,758	$788,729	3,559,387	(490,052)	(16,156,841)	88,651,678
Small Company Value	2,476,134	435,115	(384,576)	2,526,673	402,924	5,772,730	(740,877)	(13,769,984)	55,586,807
Spectrum Income	15,239,913	710,440	(3,266,136)	12,684,217	4,943,851	1,196,477	(400,394)	(10,007,150)	127,603,219
Strategic Income Opportunities	27,073,915	1,269,995	(5,212,174)	23,131,736	9,895,145	—	(2,446,728)	(20,862,417)	229,698,137
Technical Opportunities	19,981,278	6,122,775	(6,586,113)	19,517,940	591,780	46,081,203	12,727,329	(62,463,706)	160,827,822
Total Return	19,695,752	748,023	(4,547,189)	15,896,586	7,906,688	—	(2,596,929)	(7,433,163)	205,701,820
U.S. High Yield Bond	3,874,447	213,407	(846,658)	3,241,196	2,157,166	—	449,135	(3,317,287)	33,870,498
U.S. Quality Growth	20,270,123	3,914,664	(24,184,787)	—	—	64,093,677	107,362,458	(116,534,019)	—
U.S. Strategic Equity Allocation	65,244,858	18,247,733	(16,941,527)	66,551,064	9,552,714	127,083,849	26,441,210	(186,210,257)	563,022,002
Value Equity	19,506,978	1,765,372	(2,393,047)	18,879,303	3,343,842	12,680,792	2,763,521	(41,539,026)	190,869,749
					$200,536,911	$891,056,260	$234,609,906	($2,251,895,601)	$10,229,287,327
Multimanager Lifestyle Balanced Portfolio
Absolute Return Currency	22,579,206	1,067,861	(8,219,508)	15,427,559	$1,053,370	—	($2,998,141)	($8,278,121)	$142,704,920
Asia Pacific Total Return Bond	13,156,461	398,296	(2,646,724)	10,908,033	3,316,401	—	(1,345,946)	(3,335,827)	101,662,864
Blue Chip Growth	7,131,211	6,264,468	(2,258,376)	11,137,303	—	$27,287,124	16,765,098	(60,913,708)	381,341,260
Bond	50,421,630	2,199,492	(10,433,732)	42,187,390	28,465,814	—	(6,797,041)	(28,384,879)	641,670,197
Capital Appreciation	15,765,701	6,788,190	(4,401,890)	18,152,001	393,142	40,029,947	7,393,235	(49,723,293)	237,791,214
Capital Appreciation Value	48,650,627	6,120,362	(9,438,285)	45,332,704	13,236,673	45,801,543	6,476,583	(59,178,203)	452,873,712
Core Bond	20,858,793	666,508	(4,382,452)	17,142,849	6,558,088	—	(2,407,523)	(6,106,445)	214,628,470
Disciplined Value	13,729,513	2,169,732	(2,168,213)	13,731,032	3,780,701	19,669,847	5,203,541	(52,263,851)	246,334,706
Disciplined Value International	3,762,313	11,007,706	(336,671)	14,433,348	2,716,921	4,500,182	(381,842)	(28,658,978)	160,354,495
Diversified Real Assets	—	30,746,251	(2,869,378)	27,876,873	5,068,282	2,146,469	25,302	(35,502,546)	243,643,869
Emerging Markets	17,282,402	2,485,078	(1,724,023)	18,043,457	3,157,789	—	(766,251)	(35,155,532)	180,795,443
Emerging Markets Debt	30,054,964	8,595,629	(1,326,415)	37,324,178	15,699,850	—	(635,451)	(32,034,064)	326,586,558
Emerging Markets Equity	17,130,542	3,101,538	(484,623)	19,747,457	1,630,421	12,137,250	350,759	(49,680,561)	184,441,244
Equity Income	18,901,942	3,165,755	(2,627,908)	19,439,789	7,497,995	31,521,579	5,157,938	(76,080,962)	315,507,771
Financial Industries	7,915,697	904,527	(1,198,031)	7,622,193	1,447,281	7,633,575	1,972,269	(31,135,727)	119,668,429
Floating Rate Income	41,477,026	1,881,329	(8,543,910)	34,814,445	14,937,241	—	(5,181,643)	(10,649,068)	279,559,996
Fundamental Global Franchise	11,440,707	1,875,746	(1,500,450)	11,816,003	793,452	14,159,513	671,538	(29,128,732)	114,969,706
Fundamental Large Cap Core	5,818,771	1,221,531	(721,248)	6,319,054	1,660,441	27,808,508	1,957,426	(67,063,958)	245,811,212
Global Absolute Return Strategies	21,230,880	—	(18,083,069)	3,147,811	—	—	(7,291,576)	(3,177,903)	31,478,111
Global Bond	4,986,309	91,035	(985,051)	4,092,293	731,626	—	1,600,538	(3,293,727)	50,826,280
Global Equity	18,143,820	1,823,668	(2,250,455)	17,717,033	4,051,310	8,438,373	659,433	(32,046,478)	172,741,067
Global Income	9,009,472	205,540	(9,215,012)	—	1,894,723	—	(5,853,907)	1,929,207	—
Global Real Estate	6,451,490	—	(6,451,490)	—	—	—	32,572,406	(35,113,684)	—
Global Shareholder Yield	13,749,888	969,295	(1,620,916)	13,098,267	5,108,762	3,404,782	2,240,029	(24,547,818)	132,030,534
Global Short Duration Credit	11,638,753	2,612,153	(2,695,429)	11,555,477	5,832,095	—	(3,432,256)	(3,982,215)	98,221,555
Global Thematic Opportunities	—	1,327,000	—	1,327,000	—	—	—	(318,480)	12,951,520
Health Sciences	19,309,458	2,930,320	(5,663,339)	16,576,439	—	4,310,887	(1,301,392)	(300,476)	66,968,815
High Yield (JHAM)	32,652,706	1,921,104	(6,241,283)	28,332,527	6,184,071	—	(2,896,088)	(5,808,480)	90,947,410
High Yield (WAMCO)	7,134,764	411,385	(1,274,441)	6,271,708	3,207,454	—	1,759,098	(6,697,268)	46,097,056
International Growth	8,402,092	2,528,156	(979,768)	9,950,480	2,425,887	4,116,637	2,380,821	(34,162,105)	235,527,866

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       57

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)*	Change in unrealized appreciation (depreciation)	Ending value
International Growth Stock	14,424,556	459,283	(4,236,624)	10,647,215	$2,192,078	$2,524,777	$4,170,245	($37,953,417)	$123,401,222
International Small Cap	5,383,874	1,454,951	(496,253)	6,342,572	1,703,796	14,192,356	1,898,760	(38,656,134)	98,056,161
International Small Company	9,341,995	1,963,825	(601,057)	10,704,763	1,542,868	7,860,131	1,832,407	(35,004,903)	100,410,676
International Strategic Equity Allocation	50,497,566	11,204,845	(6,235,366)	55,467,045	11,979,761	63,459,070	2,816,880	(158,627,069)	460,931,140
International Value	13,999,175	802,536	(1,078,466)	13,723,245	4,517,639	—	2,002,153	(41,411,920)	194,732,840
International Value Equity	16,444,625	196,919	(16,641,544)	—	545,248	—	7,959,068	(20,532,686)	—
Mid Cap Stock	14,331,459	3,070,549	(3,045,737)	14,356,271	—	44,956,313	9,984,724	(51,723,160)	250,660,497
Mid Value	21,645,878	2,034,467	(1,536,858)	22,143,487	2,959,888	21,754,232	108,509	(60,120,937)	294,951,243
Natural Resources	7,712,763	—	(7,712,763)	—	—	—	(4,940,330)	3,212,901	—
New Opportunities	1,796,687	478,752	(238,397)	2,037,042	215,850	7,156,540	268,533	(13,820,423)	40,700,091
Real Estate Equity	6,253,538	—	(6,253,538)	—	—	—	29,702,735	(34,873,377)	—
Real Return Bond	41,506,973	1,546,852	(7,965,240)	35,088,585	14,687,411	—	(4,821,821)	(20,437,941)	365,973,946
Science & Technology	14,364,280	7,691,504	(5,041,114)	17,014,670	—	19,066,737	(18,725,707)	1,091,093	52,064,890
Seaport Long/Short	2,731,451	80,592	(413,402)	2,398,641	—	834,552	290,797	(2,168,715)	25,113,774
Short Duration Credit Opportunities	32,891,153	3,356,412	(7,042,089)	29,205,476	12,234,015	—	(4,591,451)	(12,323,945)	267,814,212
Short Term Government Income	4,771,850	80,174	(1,026,501)	3,825,523	652,176	—	(172,500)	(186,592)	35,577,366
Small Cap Core	4,065,360	529,332	(331,916)	4,262,776	148,149	$2,048,067	(284,903)	(10,670,982)	41,647,325
Small Cap Growth	2,930,822	984,969	(507,985)	3,407,806	—	12,505,506	(614,304)	(18,331,347)	49,208,718
Small Cap Stock	6,053,241	1,941,971	(1,259,449)	6,735,763	—	11,190,525	2,513,459	(15,561,899)	48,362,778
Small Cap Value	3,958,059	317,924	(399,601)	3,876,382	602,538	2,719,141	(135,780)	(12,254,842)	68,146,790
Small Company Value	1,961,489	468,168	(408,579)	2,021,078	322,298	4,617,589	(367,543)	(10,768,709)	44,463,721
Spectrum Income	33,124,822	1,310,255	(6,162,397)	28,272,680	10,828,366	2,640,484	826,132	(23,603,295)	284,423,164
Strategic Income Opportunities	59,350,364	2,067,714	(9,861,009)	51,557,069	21,689,364	—	(5,880,520)	(45,139,522)	511,961,695
Technical Opportunities	10,198,270	3,475,610	(3,728,339)	9,945,541	301,547	23,481,091	7,007,460	(32,232,491)	81,951,261
Total Return	45,076,826	1,665,183	(9,346,688)	37,395,321	18,313,783	—	(5,130,299)	(17,877,248)	483,895,449
U.S. High Yield Bond	7,399,046	387,024	(1,424,632)	6,361,438	4,153,502	—	451,847	(5,991,015)	66,477,024
U.S. Quality Growth	14,503,787	2,931,792	(17,435,579)	—	—	45,558,022	77,938,828	(84,205,691)	—
U.S. Strategic Equity Allocation	58,919,304	19,463,401	(15,811,229)	62,571,476	8,981,486	119,484,550	20,301,928	(170,079,676)	529,354,685
Value Equity	13,891,024	1,742,774	(2,208,967)	13,424,831	2,377,763	9,017,148	2,321,920	(29,627,167)	135,725,037
					$261,799,316	$668,033,047	$172,628,184	($1,810,674,991)	$10,184,141,985
Multimanager Lifestyle Moderate Portfolio
Absolute Return Currency	8,610,712	522,818	(2,860,213)	6,273,317	$425,561	—	($1,175,093)	($3,093,775)	$58,028,182
Asia Pacific Total Return Bond	7,052,190	196,554	(1,294,397)	5,954,347	1,799,299	—	(670,739)	(1,864,272)	55,494,516
Blue Chip Growth	1,061,300	698,886	(370,385)	1,389,801	—	$3,383,647	3,505,032	(7,780,622)	47,586,781
Bond	20,033,802	795,759	(3,836,012)	16,993,549	11,334,917	—	(2,267,044)	(11,728,797)	258,471,876
Capital Appreciation	2,357,816	1,863,604	(830,520)	3,390,900	72,862	7,418,893	1,429,888	(10,625,002)	44,420,794
Capital Appreciation Value	14,530,233	1,929,060	(2,989,343)	13,469,950	3,886,771	13,449,007	2,302,582	(17,594,658)	134,564,805
Core Bond	23,466,987	726,528	(4,552,751)	19,640,764	7,399,739	—	(1,871,704)	(7,717,542)	245,902,368
Disciplined Value	2,082,811	406,381	(442,294)	2,046,898	557,477	2,900,387	1,069,144	(7,887,983)	36,721,349
Disciplined Value International	960,298	2,250,766	(101,354)	3,109,710	575,752	953,649	13,826	(6,311,177)	34,548,881
Diversified Real Assets	—	7,400,513	(892,580)	6,507,933	1,168,233	494,759	(19,287)	(7,850,858)	56,879,335
Emerging Markets	2,347,860	532,066	(543,248)	2,336,678	408,943	—	485,800	(5,056,111)	23,413,518
Emerging Markets Debt	11,807,195	3,051,649	(343,758)	14,515,086	6,167,551	—	(135,217)	(12,763,343)	127,007,001

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       58

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)*	Change in unrealized appreciation (depreciation)	Ending value
Emerging Markets Equity	2,336,246	416,381	(176,129)	2,576,498	$212,725	$1,583,576	$673,168	($7,023,488)	$24,064,493
Enduring Assets	1,573,273	91,202	(316,613)	1,347,862	351,781	318,211	500,342	(1,340,700)	15,325,192
Equity Income	2,867,975	596,179	(558,065)	2,906,089	1,101,033	4,674,290	2,263,701	(12,586,996)	47,165,831
Floating Rate Income	17,292,111	801,385	(3,311,852)	14,781,644	6,248,103	—	(2,796,526)	(3,813,642)	118,696,604
Fundamental Global Franchise	3,716,765	697,563	(549,864)	3,864,464	259,501	4,630,916	245,798	(9,478,725)	37,601,231
Fundamental Large Cap Core	2,225,635	523,706	(401,151)	2,348,190	608,898	10,197,614	1,576,982	(25,118,037)	91,344,594
Global Absolute Return Strategies	8,128,770	2,643	(6,710,503)	1,420,910	—	—	(2,770,613)	(1,260,446)	14,209,096
Global Bond	4,157,666	71,760	(754,192)	3,475,234	617,033	—	737,861	(2,159,078)	43,162,402
Global Equity	5,717,496	792,547	(1,000,718)	5,509,325	1,252,494	2,608,788	506,432	(10,040,095)	53,715,920
Global Income	3,383,919	75,609	(3,459,528)	—	717,836	—	(2,124,543)	637,531	—
Global Real Estate	1,921,135	1,688	(1,922,823)	—	—	—	9,878,859	(10,636,265)	—
Global Shareholder Yield	4,257,533	304,595	(612,311)	3,949,817	1,547,078	1,025,759	931,741	(7,632,361)	39,814,152
Global Short Duration Credit	4,415,947	954,556	(911,718)	4,458,785	2,216,349	—	(1,094,497)	(1,723,699)	37,899,672
High Yield (JHAM)	12,614,941	698,129	(2,166,144)	11,146,926	2,393,390	—	(961,867)	(2,397,802)	35,781,631
High Yield (WAMCO)	2,756,686	158,964	(458,392)	2,457,258	1,239,161	—	(64,336)	(1,839,738)	18,060,845
International Growth	1,215,252	692,510	(194,130)	1,713,632	393,557	667,851	1,024,314	(5,734,677)	40,561,663
International Growth Stock	3,317,696	94,618	(1,318,072)	2,094,242	428,155	493,137	1,925,772	(9,259,144)	24,272,267
International Small Cap	928,179	259,815	(117,130)	1,070,864	285,474	2,377,955	486,412	(6,656,848)	16,555,565
International Small Company	1,610,559	387,410	(183,386)	1,814,583	261,534	1,332,385	490,790	(6,046,429)	17,020,791
International Strategic Equity Allocation	11,724,189	2,965,790	(1,854,610)	12,835,369	2,747,597	14,554,547	1,721,332	(37,082,501)	106,661,917
International Value	2,219,281	153,196	(252,923)	2,119,554	697,749	—	1,028,702	(7,066,974)	30,076,471
International Value Equity	3,322,902	82,072	(3,404,974)	—	106,315	—	1,900,271	(4,329,391)	—
Mid Cap Stock	2,623,191	609,358	(604,529)	2,628,020	—	8,253,798	4,233,316	(11,811,233)	45,885,232
Mid Value	3,882,073	330,639	(393,412)	3,819,300	509,517	3,744,785	226,631	(10,460,172)	50,873,075
Natural Resources	1,351,011	22,399	(1,373,410)	—	—	—	(2,391,893)	2,098,141	—
Real Estate Equity	1,866,461	87,312	(1,953,773)	—	—	—	10,071,019	(11,630,904)	—
Real Return Bond	16,938,247	734,781	(3,090,568)	14,582,460	5,997,893	—	(1,665,180)	(8,623,050)	152,095,054
Seaport Long/Short	910,496	40,507	(155,516)	795,487	—	271,612	146,935	(739,088)	8,328,748
Short Duration Credit Opportunities	11,792,828	1,169,874	(2,272,964)	10,689,738	4,403,847	—	(1,337,764)	(4,757,863)	98,024,897
Short Term Government Income	1,556,216	29,005	(314,549)	1,270,672	213,379	—	(53,070)	(63,868)	11,817,249
Small Cap Growth	614,812	219,837	(126,962)	707,687	—	2,558,941	5,229	(3,862,586)	10,219,007
Small Cap Stock	1,264,522	451,571	(335,387)	1,380,706	—	$2,293,850	501,123	(3,124,692)	9,913,471
Small Cap Value	1,512,639	131,271	(183,009)	1,460,901	226,356	1,021,502	(79,352)	(4,513,769)	25,682,648
Spectrum Income	11,683,570	457,553	(1,985,516)	10,155,607	3,834,799	940,510	535,326	(8,586,267)	102,165,405
Strategic Income Opportunities	20,932,930	731,555	(3,145,511)	18,518,974	7,674,163	—	(1,587,102)	(16,454,777)	183,893,412
Total Return	22,388,195	784,309	(4,257,623)	18,914,881	9,138,483	—	(2,106,286)	(9,367,769)	244,758,563
U.S. High Yield Bond	2,858,758	147,611	(506,871)	2,499,498	1,605,458	—	(109,996)	(2,029,019)	26,119,753
U.S. Quality Growth	2,153,490	444,445	(2,597,935)	—	—	6,505,999	12,906,674	(13,686,156)	—
U.S. Strategic Equity Allocation	11,619,667	4,555,471	(3,958,777)	12,216,361	1,737,967	23,120,917	4,274,506	(32,780,769)	103,350,416
Value Equity	2,107,671	303,880	(454,057)	1,957,494	346,707	1,314,803	512,602	(4,434,750)	19,790,266
					$93,171,437	$123,092,088	$42,830,001	($417,692,236)	$3,027,946,939
Multimanager Lifestyle Conservative Portfolio
Absolute Return Currency	9,558,944	247,871	(2,415,682)	7,391,133	$498,555	—	($1,046,589)	($3,538,603)	$68,367,978

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       59

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)*	Change in unrealized appreciation (depreciation)	Ending value
Asia Pacific Total Return Bond	5,626,197	159,808	(1,007,580)	4,778,425	$1,428,569	—	($472,722)	($1,504,020)	$44,534,922
Blue Chip Growth	147,380	52,211	(62,199)	137,392	—	$328,793	607,685	(722,383)	4,704,294
Bond	19,362,647	734,066	(3,575,380)	16,521,333	10,727,385	—	(1,805,483)	(11,490,180)	251,289,470
Capital Appreciation	320,209	462,983	(171,441)	611,751	12,936	1,317,155	(2,499)	(1,832,957)	8,013,942
Capital Appreciation Value	7,310,168	1,177,032	(1,737,848)	6,749,352	1,937,888	6,705,479	1,304,301	(8,880,948)	67,426,024
Core Bond	22,182,820	631,117	(4,138,213)	18,675,724	6,849,095	—	(1,258,495)	(7,659,577)	233,820,062
Disciplined Value	391,673	105,493	(110,933)	386,233	103,564	538,811	253,927	(1,491,262)	6,929,028
Disciplined Value International	473,860	574,507	(76,489)	971,878	178,507	295,671	30,828	(2,164,991)	10,797,565
Diversified Real Assets	—	5,376,663	(924,088)	4,452,575	789,231	334,247	270,574	(5,120,598)	38,915,506
Emerging Markets	832,610	219,400	(228,810)	823,200	144,068	—	279,777	(1,851,981)	8,248,462
Emerging Markets Debt	9,476,698	3,077,417	(425,282)	12,128,833	4,879,673	—	(96,011)	(10,061,623)	106,127,289
Emerging Markets Equity	828,491	160,593	(89,772)	899,312	74,250	552,738	328,902	(2,503,713)	8,399,576
Enduring Assets	4,158,947	305,758	(922,960)	3,541,745	905,845	833,717	1,463,154	(3,622,949)	40,269,645
Equity Income	540,022	144,994	(137,564)	547,452	202,603	874,413	744,931	(2,641,630)	8,885,141
Floating Rate Income	16,973,335	825,356	(3,258,438)	14,540,253	5,997,720	—	(2,671,320)	(3,700,699)	116,758,232
Fundamental Global Franchise	1,859,424	433,074	(359,826)	1,932,672	128,674	2,296,242	152,844	(4,679,208)	18,804,899
Fundamental Large Cap Core	599,943	174,817	(138,559)	636,201	162,147	2,715,576	560,191	(6,724,026)	24,748,218
Global Absolute Return Strategies	9,010,858	6,182	(7,451,043)	1,565,997	—	—	(3,001,018)	(1,418,519)	15,659,969
Global Bond	4,825,807	67,387	(835,643)	4,057,551	712,675	—	840,356	(2,438,074)	50,394,780
Global Equity	2,727,712	507,747	(605,845)	2,629,614	593,647	1,236,492	292,442	(4,728,598)	25,638,733
Global Income	2,873,473	63,070	(2,936,543)	—	598,957	—	(1,419,587)	188,252	—
Global Real Estate	1,742,680	5,808	(1,748,488)	—	—	—	8,045,246	(8,710,912)	—
Global Shareholder Yield	1,938,591	176,164	(373,530)	1,741,225	681,424	452,192	1,183,949	(4,114,242)	17,551,544
Global Short Duration Credit	3,271,776	743,469	(625,076)	3,390,169	1,624,600	—	(720,830)	(1,348,990)	28,816,439
High Yield (JHAM)	1,811,924	459,772	(1,446,053)	7,305,214	1,536,855	—	(31,562)	(2,131,531)	23,449,736
High Yield (WAMCO)	8,291,495	102,175	(313,511)	1,600,588	796,088	—	168,728	(1,394,266)	11,764,320
International Growth	491,014	168,312	(109,961)	549,365	132,595	225,009	233,932	(1,909,029)	13,003,465
International Growth Stock	997,976	42,965	(299,935)	741,006	151,494	174,487	746,527	(2,942,963)	8,588,262
International Strategic Equity Allocation	5,899,784	1,946,375	(1,335,820)	6,510,339	1,392,483	7,376,247	1,107,562	(18,639,355)	54,100,917
International Value	838,804	99,839	(164,182)	774,461	254,950	—	513,580	(2,679,645)	10,989,605
International Value Equity	760,169	31,043	(791,212)	—	23,343	—	438,655	(964,666)	—
Mid Cap Stock	813,970	216,693	(210,954)	819,709	—	2,537,447	957,621	(3,268,225)	14,312,118
Mid Value	1,298,441	157,926	(180,592)	1,275,775	167,811	1,233,356	61,279	(3,377,883)	16,993,326
Natural Resources	714,884	22,849	(737,733)	—	—	—	(1,271,472)	1,136,573	—
Real Estate Equity	1,692,875	55,014	(1,747,889)	—	—	—	6,894,158	(8,286,139)	—
Real Return Bond	18,424,647	681,896	(3,150,649)	15,955,894	6,376,600	—	(3,481,762)	(7,473,154)	166,419,973
Seaport Long/Short	407,861	31,560	(81,978)	357,443	—	119,078	83,536	(336,240)	3,742,431
Short Duration Credit Opportunities	11,920,136	1,021,841	(2,165,461)	10,776,516	4,332,477	—	(1,112,569)	(4,888,267)	98,820,649
Short Term Government Income	13,801,052	228,717	(2,694,409)	11,335,360	1,851,812	—	(2,084,257)	1,064,523	105,418,849
Small Cap Stock	821,467	304,250	(236,089)	889,628	—	1,477,992	386,450	(2,071,990)	6,387,529
Small Cap Value	561,138	75,038	(92,376)	543,800	82,915	374,182	(43,648)	(1,604,375)	9,560,001
Spectrum Income	10,049,367	410,488	(1,673,097)	8,786,758	3,225,511	805,540	565,417	(7,323,634)	88,394,789
Strategic Income Opportunities	18,005,531	634,402	(2,616,614)	16,023,319	6,451,899	—	(379,030)	(14,763,428)	159,111,558

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       60

					Dividends and distributions
Portfolio	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)*	Change in unrealized appreciation (depreciation)	Ending value
Total Return	21,295,424	754,918	(3,952,347)	18,097,995	$8,535,155	—	($1,728,770)	($9,067,672)	$234,188,061
U.S. High Yield Bond	1,878,739	95,516	(338,590)	1,635,665	1,033,491	—	168,165	(1,550,915)	17,092,702
U.S. Quality Growth	292,460	64,955	(357,415)	—	—	$852,109	423,061	(520,534)	—
U.S. Strategic Equity Allocation	3,491,411	1,812,018	(1,624,965)	3,678,464	519,684	6,913,582	1,954,940	(10,380,269)	31,119,805
Value Equity	396,738	68,506	(107,773)	357,471	63,314	240,105	121,155	(827,905)	3,614,033
					$76,160,490	$40,810,660	$8,556,249	($206,963,420)	$2,282,173,847

*Realized gain (loss) on investments in affiliated funds on the Statements of operations includes litigation proceeds which are not reflected in the above table.

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       61

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios' investments, of John Hancock Multimanager Lifestyle Aggressive Portfolio, John Hancock Multimanager Lifestyle Growth Portfolio, John Hancock Multimanager Lifestyle Balanced Portfolio, John Hancock Multimanager Lifestyle Moderate Portfolio, and John Hancock Multimanager Lifestyle Conservative Portfolio (five of the funds constituting John Hancock Funds II, hereafter collectively referred to as the "Funds") as of December 31, 2018, the related statements of operations for the year ended December 31, 2018, the statements of changes in net assets for each of the two years in the period ended December 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2018 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 20, 2019

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       62

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the portfolios, if any, paid during its taxable year ended December 31, 2018.

Each portfolio reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

Each portfolio reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The portfolios below have the following amounts as foreign tax credits, which represent taxes paid on the income derived from foreign sources:

Portfolio	Foreign Sourced Income	Foreign Tax Credit
Multimanager Lifestyle Aggressive Portfolio	$20,819,917	$2,719,619
Multimanager Lifestyle Growth Portfolio	52,588,936	6,676,941
Multimanager Lifestyle Balanced Portfolio	38,169,243	4,694,834
Multimanager Lifestyle Moderate Portfolio	9,116,835	1,048,153
Multimanager Lifestyle Conservative Portfolio	4,873,347	514,706

The portfolios below paid the following amounts in capital gain dividends:

Portfolio	Capital Gain
Multimanager Lifestyle Aggressive Portfolio	$317,480,947
Multimanager Lifestyle Growth Portfolio	793,263,860
Multimanager Lifestyle Balanced Portfolio	588,714,127
Multimanager Lifestyle Moderate Portfolio	116,363,847
Multimanager Lifestyle Conservative Portfolio	26,736,062

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the portfolios.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the portfolios and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Hassell H. McClellan, Born: 1945	2005	215
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2005	215
Trustee Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust (since 2014), Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	215
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	215
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016)); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2012	215
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2008	215
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Theron S. Hoffman,[2] Born: 1947	2008	215
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Deborah C. Jackson, Born: 1952	2012	215
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       64

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2005	215
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2012	215
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2012	215
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Andrew G. Arnott, Born: 1971	2017	215
President and Non-Independent Trustee
Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Marianne Harrison, Born: 1963	2018	215
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       65

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       66

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisors

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK MULTIMANAGER LIFESTYLE PORTFOLIOS       67

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

Greater China Opportunities

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Disciplined Alternative Yield

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach: We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Multimanager Lifestyle Portfolios. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF705681	LSA 12/18 2/19

John Hancock

Retirement Income 2040 Fund

Annual report 12/31/18

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investments at 888-972-8696 (Class R6 shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investments or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investments or your financial intermediary.

A message to shareholders

Dear shareholder,

The past year proved a challenging one for equity investors as stock markets across many major economies worldwide posted losses. In the United States, new tariffs on a range of imports and heightened fears of a full-blown trade war with China weighed on investor sentiment despite relatively supportive U.S. economic fundamentals. Looking overseas, global economic growth slowed somewhat in 2018, and international markets have faced some challenging headwinds that may not abate in the near future.

The backdrop for fixed-income investors was not materially better. A solid and stable economy led the U.S. Federal Reserve to continue normalizing monetary policy, raising interest rates four times in 2018; longer-term yields, while volatile, also trended higher in 2018. Against this backdrop, both interest-rate-sensitive and credit-sensitive securities posted declines.

Your best resource in unpredictable and volatile markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to welcome new shareholders and to thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investments
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Retirement Income 2040 Fund

Table of contents

2	Your fund at a glance
5	Discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
17	Financial statements
20	Financial highlights
21	Notes to financial statements
26	Report of independent registered public accounting firm
27	Tax information
28	Trustees and Officers
31	More information

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT INCOME 2040 FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to maintain and maximize regular cash distributions through December 2040 and to grow such distributions over time.

TOTAL RETURNS AS OF 12/31/18 (%)

Class R6 shares
Bloomberg Barclays U.S. Aggregate Bond Index
Morningstar U.S. fund allocation — 15%–30% equity fund category average
0.91
0.18
0.01
–3.14
–4.08
1 year
Since inception
(7/6/17)

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT INCOME 2040 FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Bonds moved slightly higher in 2018, but equities declined

Concerns about slowing global growth, while weighing heavily on the MSCI AC World Index in the final three months of the year, provided a modest lift for the Bloomberg Barclays U.S. Aggregate Bond Index.

The fund had a negative total return

The fund finished with a loss and trailed its benchmark for the period.

The fund paid four equal distributions in 2018

The fund raised its distribution in March following the stock market's move to a new high in the first calendar quarter.

PORTFOLIO COMPOSITION AS OF 12/31/18 (%)

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT INCOME 2040 FUND       3

QUALITY COMPOSITION AS OF 12/31/18 (%)

A note about risks

The fund is subject to various risks as described in the fund's prospectus. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT INCOME 2040 FUND       4

Discussion of fund performance

How did the financial markets perform during the 12 months ended December 31, 2018?

Financial assets delivered mixed results during the past year, with a meaningful loss for global equities, but narrow gains for higher-rated bonds. For most of the year, however, the opposite was true. Through the end of September, the combination of strong economic growth and tighter monetary policy by the U.S. Federal Reserve (Fed) weighed on investment-grade bonds but provided a tailwind for the stock market. This set of circumstances reversed in the fourth quarter, when uncertainty regarding U.S. trade policy and mounting evidence of slowing growth led to a sharp sell-off in stocks. The resulting downturn erased all of the previous gains and caused global equities to finish with a loss of 9.42%, as gauged by the MSCI AC World Index. Conversely, the deceleration in growth raised hopes that the Fed would slow its pace of interest-rate increases in 2019. Bonds rallied in response, helping the fund's benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, recover from its earlier weakness and close the year just above the breakeven mark with a gain of 0.01%.

How did the fund perform during the period?

The fund experienced a loss primarily as a result of its allocation to equities, which stood at 23.5% of assets at the close of the period. The fund invests in equities through a position in John Hancock Funds II Strategic Equity Allocation Fund. We made up for some of this shortfall in the fixed-income portfolio, which posted a positive absolute return.

Can you review your investment strategy and talk about key holdings?

We pursue a strategy that seeks to provide consistent payments, with the potential to increase these payments through a combination of investment returns and the return of investor capital. It's important to note that this strategy isn't designed to outperform a specific benchmark over any given 12-month interval. Instead, we strive to construct a portfolio consistent with the fund's income requirements.

In the bond portfolio, we hold a diversified mix of U.S. Treasuries and highly rated investment-grade corporate issues in an effort to maximize income potential and generate consistent payouts. We use a low-turnover approach, as our goal is to buy securities and hold them until they mature. The portfolio held 45.8% of net assets in U.S. government and agency obligations at the end of December, along with allocations to the higher-rated credit tiers within the corporate space. Our goal is that none of the fixed-income holdings should default over the life of the fund. We were successful in this regard in 2018, with all of the portfolio's investments making their required interest and principal payments.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT INCOME 2040 FUND       5

The fund also has a position in equities to generate an element of growth in its income over time. We seek to achieve this by dynamically rebalancing the fund's weightings between stocks and bonds so that the potential gains in the equity portfolio are reinvested into the bond portfolio, thereby increasing the fund's income. Since stocks fell in 2018, the fund's income remained level from the March payout onward. The fund paid a distribution of $0.5063 per share on March 29, 2018, up from $0.5041 on December 29, 2017. The modest increase reflected the fact that global equities touched a new high in the first calendar quarter. The payouts remained at $0.5063 in June, September, and December.

Can you tell us about an upcoming manager change?

Effective on or about December 31, 2019, Claude Turcot will be retiring. The rest of the team will continue to manage the fund.

MANAGED BY

Sonia Chatigny, MSC, CFA On the fund since inception Investing since 1996
Jean-Francois Giroux, MSC, FRM, CFA On the fund since inception Investing since 2001
Serge Lapierre, BSC, FCIA, FSA On the fund since inception Investing since 1994
Nadia Live, MSCA, CFA On the fund since inception Investing since 1998
Nicholas Scipio del Campo, BSC, MSC, CFA On the fund since inception Investing since 2005
Claude Turcot, MSC, ACIA, ASA, CFA On the fund since inception Investing since 1977

The views expressed in this report are exclusively those of Sonia Chatigny, MSC, CFA, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT INCOME 2040 FUND       6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  DECEMBER 31, 2018

Average annual total returns (%)			Cumulative total returns (%)
	1-year	Since inception[1]	Since inception[1]
Class R6[2]	-4.08	0.18	0.27
Index†	0.01	0.91	1.36

Performance figures assume all distributions have been reinvested. Sales charges are not applicable to Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until April 30, 2019 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

Class R6
Gross (%)	0.97
Net (%)	0.51

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bloomberg Barclays U.S. Aggregate Bond Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT INCOME 2040 FUND       7

This chart shows what happened to a hypothetical $10,000 investment in John Hancock Retirement Income 2040 Fund for the share class and period indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 7-6-17.
2	For certain types of investors as described in the fund's prospectus.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT INCOME 2040 FUND       8

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (if applicable), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on July 1, 2018, with the same investment held until December 31, 2018.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at December 31, 2018, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on July 1, 2018, with the same investment held until December 31, 2018. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
ANNUAL REPORT | JOHN HANCOCK RETIREMENT INCOME 2040 FUND	9

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 7-1-2018	Ending value on 12-31-2018	Expenses paid during period ended 12-31-2018[1]	Annualized expense ratio
Class R6	Actual expenses/actual returns	$1,000.00	$ 985.00	$1.90	0.38%
	Hypothetical example	1,000.00	1,023.30	1.94	0.38%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
10	JOHN HANCOCK RETIREMENT INCOME 2040 FUND | ANNUAL REPORT

Fund’s investments
AS OF 12-31-18
	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 45.8%				$11,980,399
(Cost $11,912,185)
U.S. Government 45.8%				11,980,399
U.S. Treasury
Bond	3.500	02-15-39	355,000	388,825
Bond	3.875	08-15-40	315,000	362,268
Bond	4.250	05-15-39	225,000	271,798
Bond	4.250	11-15-40	360,000	435,695
Bond	4.375	02-15-38	255,000	312,729
Bond	4.375	11-15-39	325,000	399,013
Bond	4.500	02-15-36	880,000	1,085,592
Bond	4.500	05-15-38	460,000	573,258
Bond	4.625	02-15-40	510,000	647,259
Bond	4.750	02-15-37	325,000	414,623
Bond	5.000	05-15-37	475,000	624,076
Bond	5.250	02-15-29	335,000	409,718
Bond	5.375	02-15-31	690,000	877,040
Bond	5.500	08-15-28	375,000	463,569
Bond	6.000	02-15-26	40,000	48,824
Bond	6.125	08-15-29	290,000	380,595
Bond	6.250	05-15-30	685,000	919,131
Bond	6.500	11-15-26	115,000	146,629
Bond	6.625	02-15-27	350,000	452,143
Bond	6.750	08-15-26	70,000	90,038
Bond	7.625	11-15-22	5,000	5,938
Bond	8.125	08-15-21	345,000	393,887
Note	1.500	11-30-19	520,000	514,638
Note	1.750	12-31-20	440,000	433,635
Note	2.000	02-15-25	320,000	309,585
Note	2.250	12-31-23	605,000	597,301
Note	2.250	11-15-27	40,000	38,669
Note	2.500	05-15-24	10,000	9,982

Note	2.750	02-15-24	370,000	373,941
Corporate bonds 29.5%				$7,730,352
(Cost $8,307,058)
Communication services 4.5%				1,173,720
Diversified telecommunication services 2.2%
AT&T, Inc.	4.500	05-15-35	90,000	80,882
AT&T, Inc.	5.350	09-01-40	50,000	48,690
Deutsche Telekom International Finance BV	9.250	06-01-32	50,000	71,105
Verizon Communications, Inc.	4.329	09-21-28	102,000	102,482
Verizon Communications, Inc.	4.400	11-01-34	80,000	77,180
Verizon Communications, Inc.	4.500	08-10-33	115,000	113,609
Verizon Communications, Inc.	5.250	03-16-37	75,000	78,207
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK RETIREMENT INCOME 2040 FUND	11

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Entertainment 0.3%
Warner Media LLC	3.875	01-15-26	85,000	$81,222
Media 1.8%
CBS Corp.	5.500	05-15-33	105,000	110,390
Charter Communications Operating LLC	5.375	04-01-38	75,000	69,898
Comcast Corp.	3.999	11-01-49	17,000	15,256
Comcast Corp.	4.049	11-01-52	43,000	38,652
Comcast Corp.	4.250	01-15-33	75,000	74,549
Comcast Corp.	6.500	11-15-35	55,000	65,898
Comcast Corp.	7.050	03-15-33	75,000	93,243
Wireless telecommunication services 0.2%
Vodafone Group PLC	6.150	02-27-37	50,000	52,457
Consumer discretionary 1.8%				468,720
Automobiles 0.4%
Ford Motor Company	7.450	07-16-31	60,000	61,901
General Motors Company	6.600	04-01-36	55,000	53,588
Hotels, restaurants and leisure 0.3%
McDonald's Corp.	6.300	03-01-38	60,000	71,736
Internet and direct marketing retail 0.5%
Amazon.com, Inc.	4.800	12-05-34	50,000	53,609
eBay, Inc.	3.450	08-01-24	70,000	67,470
Multiline retail 0.4%
Target Corp.	6.350	11-01-32	90,000	112,462
Specialty retail 0.2%
The Home Depot, Inc.	5.875	12-16-36	40,000	47,954
Consumer staples 1.1%				276,537
Beverages 0.5%
Anheuser-Busch Companies LLC (A)	4.700	02-01-36	85,000	79,151
Anheuser-Busch InBev Worldwide, Inc.	8.200	01-15-39	35,000	45,046
Food products 0.2%
Kraft Heinz Foods Company	6.875	01-26-39	55,000	61,427
Personal products 0.4%
Johnson & Johnson	4.375	12-05-33	85,000	90,913
Energy 4.3%				1,134,832
Energy equipment and services 0.2%
Halliburton Company	4.850	11-15-35	60,000	58,972
Oil, gas and consumable fuels 4.1%
Anadarko Petroleum Corp.	6.200	03-15-40	45,000	46,615
Anadarko Petroleum Corp.	6.450	09-15-36	45,000	48,646
BP Capital Markets America, Inc.	3.937	09-21-28	60,000	60,244
Canadian Natural Resources, Ltd.	6.250	03-15-38	45,000	49,411
Canadian Natural Resources, Ltd.	6.450	06-30-33	55,000	61,577
12	JOHN HANCOCK RETIREMENT INCOME 2040 FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
ConocoPhillips	5.900	10-15-32	80,000	$94,241
Energy Transfer Partners LP	6.050	06-01-41	50,000	47,826
Energy Transfer Partners LP	7.500	07-01-38	45,000	50,279
EOG Resources, Inc.	3.900	04-01-35	85,000	80,333
Exxon Mobil Corp.	3.043	03-01-26	55,000	53,683
Kinder Morgan Energy Partners LP	5.800	03-15-35	75,000	76,797
Kinder Morgan Energy Partners LP	6.500	09-01-39	45,000	48,035
Marathon Oil Corp.	2.800	11-01-22	60,000	56,351
Shell International Finance BV	4.125	05-11-35	60,000	60,139
Sunoco Logistics Partners Operations LP	3.900	07-15-26	60,000	55,466
TransCanada PipeLines, Ltd.	4.625	03-01-34	85,000	81,327
Valero Energy Corp.	6.625	06-15-37	45,000	49,351
Valero Energy Corp.	7.500	04-15-32	45,000	55,539
Financials 5.1%				1,346,113
Banks 3.0%
Bank of Montreal (3.803% to 12/15/27, then 5 Year U.S. Swap Rate + 1.432%)	3.803	12-15-32	110,000	101,860
Citigroup, Inc.	6.000	10-31-33	85,000	93,341
Citigroup, Inc.	6.625	06-15-32	80,000	93,178
Fifth Third Bancorp	8.250	03-01-38	55,000	73,071
HSBC Holdings PLC	7.625	05-17-32	75,000	94,579
JPMorgan Chase & Co.	6.400	05-15-38	60,000	73,344
U.S. Bancorp	2.950	07-15-22	70,000	69,044
Wells Fargo & Company	3.500	03-08-22	80,000	79,730
Wells Fargo & Company	5.375	02-07-35	100,000	109,996
Capital markets 0.7%
Morgan Stanley	3.125	07-27-26	100,000	92,298
Morgan Stanley	7.250	04-01-32	70,000	88,204
Insurance 1.4%
American International Group, Inc.	3.875	01-15-35	95,000	81,781
MetLife, Inc.	6.500	12-15-32	50,000	61,249
Prudential Financial, Inc.	3.905	12-07-47	63,000	56,244
The Progressive Corp.	2.450	01-15-27	110,000	100,214
The Travelers Companies, Inc.	6.750	06-20-36	60,000	77,980
Health care 3.0%				789,804
Biotechnology 0.5%
AbbVie, Inc.	4.500	05-14-35	85,000	78,712
GlaxoSmithKline Capital, Inc.	5.375	04-15-34	45,000	51,552
Health care equipment and supplies 0.5%
Covidien International Finance SA	6.550	10-15-37	60,000	75,869
Medtronic, Inc.	6.500	03-15-39	40,000	50,816
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK RETIREMENT INCOME 2040 FUND	13

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services 1.2%
CVS Health Corp.	4.750	12-01-22	100,000	$103,172
CVS Health Corp.	4.780	03-25-38	100,000	95,930
CVS Health Corp.	4.875	07-20-35	65,000	62,882
UnitedHealth Group, Inc.	4.625	07-15-35	60,000	63,752
Pharmaceuticals 0.8%
Allergan Funding SCS	4.550	03-15-35	90,000	85,459
Pfizer, Inc.	3.400	05-15-24	55,000	55,382
Wyeth LLC	5.950	04-01-37	55,000	66,278
Industrials 3.1%				803,215
Aerospace and defense 0.8%
Lockheed Martin Corp.	4.500	05-15-36	60,000	61,975
The Boeing Company	6.125	02-15-33	75,000	95,010
United Technologies Corp.	4.450	11-16-38	50,000	48,556
Air freight and logistics 0.2%
FedEx Corp.	4.900	01-15-34	50,000	51,148
Industrial conglomerates 1.0%
General Electric Company	5.875	01-14-38	75,000	71,778
General Electric Company	6.750	03-15-32	70,000	73,009
General Electric Company	6.875	01-10-39	50,000	52,351
Georgia-Pacific LLC	8.875	05-15-31	50,000	73,180
Road and rail 0.2%
CSX Corp.	6.000	10-01-36	45,000	52,341
Trading companies and distributors 0.9%
AerCap Ireland Capital DAC	3.950	02-01-22	65,000	63,832
AerCap Ireland Capital DAC	5.000	10-01-21	70,000	71,098
International Lease Finance Corp.	8.625	01-15-22	80,000	88,937
Information technology 2.3%				593,545
IT services 0.4%
IBM Corp.	5.875	11-29-32	95,000	110,704
Software 1.5%
Microsoft Corp.	3.500	02-12-35	65,000	62,103
Microsoft Corp.	4.100	02-06-37	60,000	61,686
Microsoft Corp.	4.200	11-03-35	55,000	57,076
Oracle Corp.	3.900	05-15-35	50,000	47,912
Oracle Corp.	4.300	07-08-34	110,000	110,525
Oracle Corp.	6.125	07-08-39	40,000	48,066
Technology hardware, storage and peripherals 0.4%
Dell International LLC (A)	6.020	06-15-26	95,000	95,473
Materials 1.5%				406,499
Chemicals 0.7%
LyondellBasell Industries NV	5.750	04-15-24	95,000	101,663
14	JOHN HANCOCK RETIREMENT INCOME 2040 FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Chemicals (continued)
Praxair, Inc.	3.200	01-30-26	95,000	$92,760
Containers and packaging 0.2%
International Paper Company	7.300	11-15-39	50,000	58,996
Metals and mining 0.6%
Rio Tinto Alcan, Inc.	5.750	06-01-35	50,000	57,839
Rio Tinto Finance USA, Ltd.	3.750	06-15-25	95,000	95,241
Utilities 2.8%				737,367
Electric utilities 2.1%
Duke Energy Carolinas LLC	6.050	04-15-38	60,000	73,170
Duke Energy Carolinas LLC	6.450	10-15-32	75,000	93,565
Florida Power & Light Company	5.950	02-01-38	60,000	73,826
MidAmerican Energy Company	5.750	11-01-35	70,000	83,372
Oncor Electric Delivery Company LLC	5.250	09-30-40	45,000	51,423
Pacific Gas & Electric Company	6.050	03-01-34	80,000	74,210
Pacific Gas & Electric Company	6.250	03-01-39	45,000	42,311
PacifiCorp	5.250	06-15-35	55,000	61,391
Multi-utilities 0.7%
Dominion Energy, Inc.	6.300	03-15-33	75,000	88,561
DTE Energy Company	6.375	04-15-33	80,000	95,538

	Shares	Value
Affiliated investment companies 23.5%		$6,164,237
(Cost $7,888,142)
Equity 23.5%		6,164,237
Strategic Equity Allocation, Class NAV, JHF II (JHAM) (B)(C)	625,811	6,164,237

	Yield (%)	Shares	Value
Short-term investments 0.6%			$159,857
(Cost $159,857)
Money market funds 0.6%			159,857
State Street Institutional U.S. Government Money Market Fund, Premier Class	2.2736(D)	159,857	159,857

Total investments (Cost $28,267,242) 99.4%	$26,034,845
Other assets and liabilities, net 0.6%	151,739
Total net assets 100.0%	$26,186,584

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
JHAM	John Hancock Asset Management
JHF II	John Hancock Funds II
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK RETIREMENT INCOME 2040 FUND	15

(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(B)	The subadvisor is an affiliate of the advisor.
(C)	Manulife Asset Management (US) LLC is doing business as John Hancock Asset Management.
(D)	The rate shown is the annualized seven-day yield as of 12-31-18.
At 12-31-18, the aggregate cost of investments for federal income tax purposes was $28,709,153. Net unrealized depreciation aggregated to $2,674,308, of which $88,417 related to gross unrealized appreciation and $2,762,725 related to gross unrealized depreciation.
16	JOHN HANCOCK RETIREMENT INCOME 2040 FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 12-31-18

Assets
Unaffiliated investments, at value (Cost $20,379,100)	$19,870,608
Affiliated investments, at value (Cost $7,888,142)	6,164,237
Total investments, at value (Cost $28,267,242)	26,034,845
Interest receivable	224,304
Receivable for investments sold	191,949
Receivable from affiliates	342
Other assets	17,984
Total assets	26,469,424
Liabilities
Distributions payable	243,662
Payable for fund shares repurchased	85
Payable to affiliates
Administrative services fees	648
Transfer agent fees	281
Trustees' fees	39
Other liabilities and accrued expenses	38,125
Total liabilities	282,840
Net assets	$26,186,584
Net assets consist of
Paid-in capital	$28,251,304
Accumulated distributable earnings (accumulated loss)	(2,064,720)
Net assets	$26,186,584

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class R6 ($26,186,584 ÷ 569,697 shares)	$45.97
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Retirement Income 2040 Fund	17

STATEMENT OF OPERATIONS For the year ended  12-31-18

Investment income
Interest	$577,731
Income distributions received from affiliated investments	122,642
Total investment income	700,373
Expenses
Investment management fees	96,856
Administrative services fees	3,594
Transfer agent fees	3,010
Trustees' fees	467
Custodian fees	38,467
State registration fees	27,532
Printing and postage	33,207
Professional fees	162,504
Other	7,371
Total expenses	373,008
Less expense reductions	(285,700)
Net expenses	87,308
Net investment income	613,065
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	(172,688)
Affiliated investments	(123,556)
Capital gain distributions received from affiliated investments	835,588
539,344
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(693,964)
Affiliated investments	(1,468,596)
(2,162,560)
Net realized and unrealized loss	(1,623,216)
Decrease in net assets from operations	$(1,010,151)

18	JOHN HANCOCK Retirement Income 2040 Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 12-31-18	Period ended 12-31-17[1]
Increase (decrease) in net assets
From operations
Net investment income	$613,065	$324,823
Net realized gain	539,344	827,232
Change in net unrealized appreciation (depreciation)	(2,162,560)	(69,838)
Increase (decrease) in net assets resulting from operations	(1,010,151)	1,082,217
Distributions to shareholders
From net investment income and net realized gain
Class R6	(1,629,550)	—
From net investment income
Class R6	—	(470,785)
From net realized gain
Class R6	—	(40,501)
Total distributions	(1,629,550)	(511,286)
From fund share transactions	4,212,841	24,042,513
Total increase	1,573,140	24,613,444
Net assets
Beginning of year	24,613,444	—
End of year[2]	$26,186,584	$24,613,444

[1]	Period from 7-6-17 (commencement of operations) to 12-31-17.
[2]	Net assets - End of year includes undistributed net investment income of $487 at December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in the current reporting period.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Retirement Income 2040 Fund	19

Financial highlights
CLASS R6 SHARES Period ended	12-31-18	12-31-17 [1]
Per share operating performance
Net asset value, beginning of period	$51.19	$50.00
Net investment income[2,3]	1.24	0.69
Net realized and unrealized gain (loss) on investments	(3.31)	1.56
Total from investment operations	(2.07)	2.25
Less distributions
From net investment income	(1.76)	(0.98)
From net realized gain	(1.39)	(0.08)
Total distributions	(3.15)	(1.06)
Net asset value, end of period	$45.97	$51.19
Total return (%)[4]	(4.08)	4.53 [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$26	$25
Ratios (as a percentage of average net assets):
Expenses before reductions[6]	1.54	0.88 [7]
Expenses including reductions[6]	0.36	0.34 [7]
Net investment income[3]	2.53	2.29 [7]
Portfolio turnover (%)	25	17

[1]	Period from 7-6-17 (commencement of operations) to 12-31-17.
[2]	Based on average daily shares outstanding.
[3]	Net investment income is affected by the timing and frequency of the declaration of dividends by the underlying funds in which the fund invests.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Ratios do not include fees and expenses indirectly incurred by the underlying funds and can vary based on mixed of underlying funds held by the fund.
[7]	Annualized. Certain income and expenses are presented unannualized.
20	JOHN HANCOCK Retirement Income 2040 Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements

Note 1 — Organization

John Hancock Retirement Income 2040 Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to maintain and maximize regular cash distributions through December 2040 and to grow such distributions over time.

The fund operates in part as a fund of funds and may invest in other funds for which the fund's investment advisor or an affiliate serves as investment advisor, as well as funds advised by an entity that is not affiliated with the fund's investment advisor (collectively, "Underlying Funds"). Class R6 shares are only available to certain retirement plans, institutions and other investors.

The fund commenced operations on July 6, 2017. The fund amortized offering costs over the first year of operations which amounted to $216,248 in total and $167,456 for the year ended December 31, 2018.

The accounting policies of the John Hancock underlying funds in which the fund invests are outlined in the underlying funds' shareholder reports, which include the underlying funds' financial statements, available without charge by calling 800-344-1029 or visiting jhinvestments.com, or on the Securities and Exchange Commission (SEC) website at sec.gov. The underlying funds are not covered by this report.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Investments by the fund in affiliated underlying funds and other open-end management investment companies are valued at their respective NAVs each business day.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT INCOME 2040 FUND       21

determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of December 31, 2018, all investments are categorized as Level 2 under the hierarchy described above, except for affiliated investment companies and the money market fund, which are categorized as Level 1.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation. Income and capital gain distributions from underlying funds are recorded on ex-date.

Line of credit. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $750 million unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended December 31, 2018, the fund had no borrowings under the line of credit. Commitment fees for the year ended December 31, 2018 were $1,542.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them quarterly. Capital gain distributions, if any, are typically distributed annually.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT INCOME 2040 FUND       22

The tax character of distributions for the years ended December 31, 2018 and 2017 was as follows:

	December 31, 2018	December 31, 2017
Ordinary income	$858,644	$511,286
Long-term capital gain	770,906	—
Total	$1,629,550	$511,286

As of December 31, 2018, the components of distributable earnings on a tax basis consisted of $609,589 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. Short-term gains from underlying funds are treated as ordinary income for tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to characterization of distributions, amortization and accretion on debt securities and wash sale loss deferrals.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis of 0.40% on the average daily net assets of the fund. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (North America) Limited, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

Effective on July 1, 2018 to the extent that expenses of Class R6 shares exceed 0.38% of average net assets attributable to the class ("expense limitation"), the Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the class in an amount equal to the amount by which expenses of the share class exceed the expense limitation. For purposes of this agreement, "expenses of Class R6 shares" means all expenses of the class (including fund expenses attributable to the class), excluding taxes; portfolio brokerage commissions; interest expense; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business; acquired fund fees (underlying fund fees); borrowing costs; prime brokerage fees; and short dividend expense. The expense limitation expires on April 30, 2019, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. Prior to July 1, 2018, the expense limitation was 0.34%.

Effective on May 1, 2018 the advisor voluntarily agrees to reduce its advisory fee by an annual rate of 0.12% of the fund's average net assets. This voluntary arrangement may be amended or terminated at any time by the advisor upon notice to the fund. Prior to May 1, 2018, the waiver was 0.15%.

The expense reductions described above amounted to $285,700 for the year ended December 31, 2018.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT INCOME 2040 FUND       23

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2018 were equivalent to a net annual effective rate of 0.00% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class, if applicable, based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2018 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Transfer agent fees. The John Hancock Group of Funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended December 31, 2018 and 2017 were as follows:

		Year ended 12-31-18		Period ended 12-31-17[1]
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	75,639	$3,611,038	480,039	$24,002,000
Distributions reinvested	14,368	655,686	791	40,513
Repurchased	(1,140)	(53,883)	—	—
Net increase	88,867	$4,212,841	480,830	$24,042,513
Total net increase	88,867	$4,212,841	480,830	$24,042,513

1 Period from 7-6-17 (commencement of operations) to 12-31-17.

Affiliates of the fund owned 100% of shares of Class R6 on December 31, 2018. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $5,556,481 and $2,542,176, respectively, for the year ended December 31, 2018. Purchases and sales of U.S. Treasury obligations aggregated $5,134,719 and $3,451,779, respectively, for the year ended December 31, 2018.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT INCOME 2040 FUND       24

Note 7 — Investment in affiliated underlying funds

The fund invests in an affiliated underlying fund that is managed by the Advisor and its affiliates. The fund does not invest in the affiliated underlying funds for the purpose of exercising management or control; however, the fund's investment may represent a significant portion of the underlying fund's net assets. At December 31, 2018, the fund did not hold 5% or more of the net assets of the underlying fund.

Information regarding the fund's purchases and sales of the affiliated underlying fund as well as income and capital gains earned, if any, during the period is as follows:

					Dividends and distributions
Fund	Beginning share amount	Shares purchased	Shares sold	Ending share amount	Income distributions received	Capital gain distributions received	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Ending value
Strategic Equity Allocation	459,190	306,167	(139,546)	625,811	122,642	835,588	($123,556)	($1,468,596)	$6,164,237

Note 8 — New accounting pronouncement

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased noncontingently callable debt securities. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the ASU to have an impact on the fund's net assets or total return. Depending upon holdings of the fund, the shortening of the premium amortization period could decrease interest income with a corresponding offset to unrealized gain (loss).

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT INCOME 2040 FUND       25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Retirement Income 2040 Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund's investments, of John Hancock Retirement Income 2040 Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of December 31, 2018, the related statement of operations for the year ended December 31, 2018 and the statements of changes in net assets and the financial highlights for the year ended December 31, 2018 and for the period July 6, 2017 (commencement of operations) through December 31, 2017, including the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year ended December 31, 2018, and the changes in its net assets and the financial highlights for the year ended December 31, 2018 and for the period July 6, 2017 (commencement of operations) through December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and transfer agents; when replies were not received from transfer agents, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 20, 2019

We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT INCOME 2040 FUND       26

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended December 31, 2018.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $770,906 in capital gain dividends.

Eligible shareholders will be mailed a 2018 Form 1099-DIV in early 2019. This will reflect the tax character of all distributions paid in calendar year 2018.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT INCOME 2040 FUND       27

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	215
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2005	215
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	215
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	215
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2012	215
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2008	215
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Theron S. Hoffman,[2] Born: 1947	2008	215
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Board Member, Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT INCOME 2040 FUND       28

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	215
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates, Born: 1946	2005	215

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2012	215
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2012	215
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	215
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT INCOME 2040 FUND       29

Non-Independent Trustees3 (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Marianne Harrison, Born: 1963	2018	215
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (since 2017); Member, Board of Directors, Manulife Assurance Canada (since 2015); Board Member, St. Mary's General Hospital Foundation (since 2014); Member, Board of Directors, Manulife Bank of Canada (since 2013); Member, Standing Committee of the Canadian Life & Health Assurance Association (since 2013); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investments; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2009).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT INCOME 2040 FUND       30

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
#Effective 6-19-18

**Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK RETIREMENT INCOME 2040 FUND       31

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

Greater China Opportunities

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Disciplined Alternative Yield

Enduring Assets

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Seaport Long/Short

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 200 Berkeley Street ■ Boston, MA 02116-5010 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Retirement Income 2040 Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF705685	621A 12/18 2/19

ITEM 2. CODE OF ETHICS.

(a) As of the end of the fiscal year, December 31, 2018, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR), that applies to its Chief Executive Officer and Chief Financial Officer (respectively, the principal executive officer, the principal financial officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) Not applicable

(c) Not applicable

(d) Not applicable

(e) Not applicable

(f)(1) A copy of the Code of Ethics is attached hereto.

(f)(2) Not applicable

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that it has one “audit committee financial expert” as that term is defined in Item 3(b) of Form N-CSR: Peter S. Burgess, who is “independent” as that term is defined in Item 3(a) (2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES:

These fees represent aggregate fees billed for the last two fiscal years (the “Reporting Periods”) for professional services rendered by the principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

2018: $185,440
2017: $160,198

(b) AUDIT RELATED FEES:

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by PwC for separate audit reports in connection with security counts pursuant to Rule 17f-2 under the Investment Company Act of 1940 and affiliated service provider internal controls reviews. In addition, amounts billed to control affiliates for service provider internal controls reviews were $113,000 and $110,200 for the fiscal years ended December 31, 2018 and 2017, respectively.

2018: $33,051
2017: $32,865

(c) TAX FEES:

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning.

2018: $3,725
2017: $4,275

(d) ALL OTHER FEES:

These fees represent other fees for John Hancock Funds II billed to the registrant or to control affiliates.

2018: $1,312
2017: $4,190

(e) (1) Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X: None.

(f) According to the registrant’s principal accountant, for the fiscal period ended December 31, 2018, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by PwC for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $736,243 for the fiscal year ended December 31, 2018 and $9,042,739 for the fiscal year ended December 31, 2017.

(h) The Registrant’s audit committee of the Board of Trustees has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser and service affiliates that were not pre-approved pursuant to paragraph (c) (7ii) of Rule 2-01 of Regulation S-X, to be compatible with maintaining PwC’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Included with Item 1.

(b) Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not Applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS. Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Nominating and Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.: Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating and Governance Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Andrew Arnott
Andrew Arnott
President
Date: February 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Arnott
Andrew Arnott
President
Date: February 22, 2019

/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer
Date: February 22, 2019